  ------------------------------------------------------------------------------
  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
  ------------------------------------------------------------------------------
  1.   CONTRACT ID CODE   L
  ------------------------------------------------------------------------------
       PAGE OF PAGES
        1       141
  ------------------------------------------------------------------------------
  2.   AMENDMENT/MODIFICATION NO.
       P00029
  ------------------------------------------------------------------------------
  3.   EFFECTIVE DATE
        93 DEC 30
  ------------------------------------------------------------------------------
  4.   REQUISITION/PURCHASE REG. NO.
       N00024-94-MR-20807
  ------------------------------------------------------------------------------
  5.   PROJ NO. (If applicable)
       4-0294-20807
  ------------------------------------------------------------------------------
  6.   ISSUED BY                                                     CODE N00024
       NAVAL SEA SYSTEMS COMMAND
       BUYER/SYMBOL: J. THOMPSON O2231J
       2531 JEFFERSON DAVIS HWY
       ARLINGTON, VA 22242-5160
       PHONE: Area Code 703/602-8008 or -8009
  ------------------------------------------------------------------------------
  7.   ADMINISTERED BY (if other than Item 6)                        CODE N63124
       SUPERVISOR OF SHIPBUILDING, CONVERSION
         AND REPAIR,USN
       NEW ORLEANS, LA 70142-5700
  ------------------------------------------------------------------------------
  8.   NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
       CEC NO:
         AVONDALE INDUSTRIES, INC.
         SHIPYARD DIVISION
         P.O. BOX 50280
         NEW ORLEANS, LA 70150-0280

         CEC: 008149544
         TIN: 39-1097012
  ------------------------------------------------------------------------------
  9A.  AMENDMENT OF SOLICITATION NO.
  ------------------------------------------------------------------------------
  9B.  DATED (SEE ITEM 11)
  ------------------------------------------------------------------------------
X 10A. MODIFICATION OF CONTRACT/ORDER NO.
       N00024-88-C-2048
  ------------------------------------------------------------------------------
  10B. DATED (SEE ITEM 13)
       88 JUN 17
  ------------------------------------------------------------------------------
       CAGE CODE: 96204
  ------------------------------------------------------------------------------
       FACILITY CODE: 70876
  ------------------------------------------------------------------------------
  11.  THIS ITEM ONLY APPLIES TO ADMENDMENTS OF SOLICITATIONS

       The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended, ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
  ------------------------------------------------------------------------------
  12.  ACCOUNTING AND APPROPRIATION DATA (If required)

        SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET
  ------------------------------------------------------------------------------
        13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS,
            IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
  ------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
  ------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
  ------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        FAR 52.249-2
  ------------------------------------------------------------------------------
X    D. OTHER (Specify type of modification and authority)
                 THE "CHANGES CLAUSE" AND MUTUAL AGREEMENT OF THE PARTIES.
  ------------------------------------------------------------------------------
  E.   IMPORTANT: Contractor (   ) is not, ( X ) is required to sign this
       document and return  2  copies to the issuing office.
  ------------------------------------------------------------------------------
  14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                  SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
  ------------------------------------------------------------------------------
  15A. NAME AND TITLE OF SIGNER (Type or print)
       ALBERT L. BOSSIER, JR. PRES & CEO
  ------------------------------------------------------------------------------
  15B. CONTRACTOR/OFFEROR

       /s/ Albert L. Bossier Jr.
     -----------------------------------------
     (Signature of person authorized to sign)
  ------------------------------------------------------------------------------
  15C. DATE SIGNED   93 DEC 30
  ------------------------------------------------------------------------------
  16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) STEPHEN J. FILAN
                                                            CONTRACTING OFFICER
  ------------------------------------------------------------------------------
  16B. UNITED STATES OF AMERICA

       /s/ Stephen J. Filan
   BY_______________________________________
     (Signature of Contracting Officer)
  ------------------------------------------------------------------------------
  16C. DATE SIGNED
       1-24-94
  ------------------------------------------------------------------------------
  NSN 7540-01-152-8070                              STANDARD FORM 30 (REV 10-83)
  PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                    FAR (48 CFR) 53.243
  ------------------------------------------------------------------------------

WHEREAS, Avondale Industries, Inc. (AII) (the Contractor) has submitted numerous Requests for Equitable Adjustments (REAs) (listed in Attachment A hereto) to the pricing and delivery schedules for this Contract N00024-88-C-2048 and other Navy Contracts, as updated and supplemented by additional submissions and representations at various times; and

WHEREAS, the Contractor has certified the REAs and all supporting data in accordance with the requirements of the Truth in Negotiations Act, 10 U.S.C. 2306(a), Section(c)(1) of the Contracts Disputes Act of 1978 (41 U.S.C. 605(c)(1), and P.L 95-485, Section 813; and

WHEREAS, the parties hereto desire to effect the full and final settlement of all the REAs arising out of or relating to this contract; and

WHEREAS, the Contractor agrees that this settlement includes a full and final release of REAs, claims, requests for reformation, requests for rescission and any other request for relief including any and all past, present and potential future requests for equitable adjustments claims, causes of action, suits, damages, demands, costs, expenses, liabilities and other obligations of any kind whatsoever, direct or indirect, fixed or contingent, in law or in equity (collectively referred herein as "claims") which the Contractor now has or which may arise in the future and which are based in whole or in part on facts or events which the contractor knows or should have known, or which are unknown as described in paragraph 3a(2) below, on or prior to the date of this modification; and,

WHEREAS, the parties desire to convert this contract from a fixed price incentive with escalation contract to a firm-fixed-price type contract; and

NOW THEREFORE, in order to fully and finally settle all issues between the parties arising out of or relating to this contract; the parties agree as follows:

1. The parties hereto have negotiated this modification on the basis that all matters which actually do or could give rise to Contractor entitlement, whether known or should have been known or unknown as described in paragraph 3a(2) below, and whether or not actually discussed by the parties during negotiations, to schedule and/or price adjustments, have been included and incorporated into this agreement. This modification definitizes all the maximum priced modifications, including but not limited to all costs associated with HMR 34 and HMR 35, executed prior to the effective date of this modification. The price and delivery schedule as adjustments herein constitute the sole adjustments to which the contractor is entitled on account of any and all issues currently in dispute under this contract, including all outstanding letters of direction, REAs, REA Supplements, Claims, equipment failure reports (EFRs) written against GFE, the work identified in each of the aforesaid maximum priced modifications and, any and all impact, including all delay and disruption, whether local or cumulative, resulting from such maximum priced modifications and/or issues currently in dispute. All such outstanding maximum prices are hereby superseded and merged into the price(s) of the contract as established by this modification.

2. The contract Sections B through J of the contract, including all changes to such Sections made by prior modifications, are hereby deleted in their entirety. However, except as specifically set forth herein this modification does not revise the specifications, the attachments and/or Exhibits to this contract or any other document or documents referenced herein, nor does it supersede any changes made to such specification, Attachments, Exhibits, and referenced documents by any and all prior modifications to this contract. Additionally, all written agreements providing agreed-upon interpretations of provisions of the current contract shall remain in full force and effect under the contract as revised herein, and all written approvals (unless limited to a particular hull or hulls) shall also remain in full force and effect. The following is hereby substituted in lieu of Section B through J of the contract.

              (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

SECTION B - SUPPLIES/SERVICES AND PRICES

Item   SUPPLIES/SERVICES             QTY       AMOUNT
- ----   -----------------             ---       ------

0001 -   Detail design and          1 Ship   $256,000,000
                                             ------------
         construction, test and
         outfit LSD(CV) 49

0002 -   Design, construct, test    1 Ship   $204,430,000
                                             ------------
         and outfit LSD(CV) 50

0003 -   Design, construct, test    1 Ship   $182,675,000
                                             ------------
         and outfit LSD(CV) 51


0004 -   Not Used

0005 -   Not Used

0006 -   Familiarization

0006AA - LSD 49 Familiarization                $  503,608
                                               ----------
                                             (See Note A)

0006AB - LSD 50 Familiarization                $  321,712
                                               ----------
                                             (See Note A)

0006AC - LSD 51 Familiarization                $  317,751
                                               ----------
                                             (See Note A)

0007 -   Technical Manuals

0007AA - Technical Manuals - LSD 49            $1,901,016
                                               ----------
                                             (See Note A)

0007AB - Technical Manuals - LSD  50           $  368,649
                                               ----------
                                             (See Note A)

0007AC - Technical Manuals - LSD  51           $  293,642
                                               ----------
                                             (See Note A)


SECTION B - SUPPLIES/SERVICES AND PRICES

Item     SUPPLIES/SERVICES                         OTY              AMOUNT
- ----     -----------------                         ---              ------
0008 -   Data for Items 0001, 0002, and 0003       1 Lot              NSP
         in accordance with Exhibits A and B
         attached hereto. Not separately
         priced. Price included in Items
         0001, 0002 and 0003.

0009 -   Data for Items 0006AA, 0006AB and         I Lot              NSP
         0006AC in accordance with Exhibits A
         and B attached hereto. Not separately
         priced. Price included in Items 0006AA
         0006AB and 0006AC.

0010 -   Data for Items 0007AA, 0007AB and         I Lot              NSP
         0007AC in accordance with Exhibits
         B attached hereto. Not separately
         priced. Price included in Items 0007AA
         0007AB and 0007AC.

0011 -   Provide COSAL Material in accordance
         with Special Contract Requirement
         entitled "REPAIR PARTS, TOOLING AND
         SPECIAL EQUIPMENT". (Exhibit identifiers
         "BA" through "BZ" are assigned for use
         with Item 0011)

0011AA - COSAL Material for LSD 49                 1 Lot            $6,800,000
                                                                    ----------
                                                                  (See Note A)

0011AB   COSAL Material for LSD 50                 1 Lot            $7,140,000
                                                                    ----------
                                                                  (See Note A)

0011AC   COSAL Material for LSD 51                 1 Lot            $7,497,000
                                                                    ----------
                                                                  (See Note A)

0012 -   Perform Special Studies, Analyses,
         and reviews in accordance with
         Special Contract Requirement entitled
         "ORDERS". (Exhibit identifiers "CA"
         through "CZ" are assigned for use with
         Item 0012)

0012AA - Special Studies, Analyses and Reviews                        $250,000
         for LSD 49                                                   --------
                                                                  (See Note A)


SECTION B - SUPPLIES/SERVICES AND PRICES

Item     SUPPLIES/SERVICES                          QTY            AMOUNT
- ----     -----------------                          ---            ------

0012AB - Special Studies, Analyses and  Reviews                       $ 50,000
                                                                   -----------
         for LSD 50                                               (See Note A)

0012AC - Special Studies, Analyses and  Reviews                       $ 50,000
                                                                   -----------
         for LSD 51                                                (See Note A)

0013 -   Perform Engineering and Industrial
         Services in accordance with Special
         Contract Requirement entitled  "ORDERS".
         (Exhibit identifiers "DA" through "DZ"
         are assigned for use with Item 0013)

0013AA - Engineering and Industrial Services                          $ 25,000
                                                                   -----------
         for LSD 49                                               (See Note A)

0013AB - Engineering and Industrial Services                           $25,000
         for LSD 50                                               ------------
                                                                  (See Note A)

0013AC - Engineering and Industrial Services                          $ 25,000
                                                                   -----------
         for LSD 51                                               (See Note A)

0014 -   IGES Format SSR Drawings

0014AA - IGES Format SSR Drawings for LSD 49        1 Lot             $204,087
                                                                   -----------
                                                                  (See Note B)

0014AB - IGES Format SSR Drawings for LSD 50        1 Lot             $ 19,472
                                                                   -----------
                                                                  (See Note B)

0014AC - IGES Format SSR Drawings for LSD 51        1 Lot             $ 19,875
                                                                   -----------
                                                                  (See Note B)

0015 -   Data for Items 0014AA, 0014AB and
         0014AC in accordance with Exhibits A
         and B attached hereto. Not separately
         priced. Price included in the price of Items 0014AA, 0014AB and 0014AC.

NOTE A: Minimum quantity in accordance with Special Contract Requirement entitled "ORDERS." Under Section H, Special Contract Requirements entitled "PAYMENTS" and "PRICE ADJUSTMENT FOR CHANGES IN FEDERAL LAW" are not applicable. DOD FAR SUPP Clause 52.232-7007, "PROGRESS PAYMENTS (OCT 1986) (DEVIATION)," as set forth in Section I-3, applies.

NOTE B: These items are firm fixed price items.

SECTION C: DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

Items 0001, 0002 and 0003: Design, construct, test, outfit, and deliver LSD 49 (LSD 41 Class Dock Landing Ship (Cargo Variant)) and LSDs 50 and 51.

1.  General
    -------

     a. The Contractor shall design, construct, test, outfit, and deliver the Landing Ship Dock LSD 41 (Cargo Variant) (LSD 41 (CV)) ships fully outfitted and complete in all respects.

     b. With the exception of Government Furnished Material (GFM) listed in Attachment J-3, Technical Services listed in Attachment J-4, and Government Furnished Information listed in Attachment J-5, the Contractor shall furnish all of the facilities, manpower, quality assurance, inspection and test facilities, management organization and control necessary to accomplish the work under this contract.

2. Construction
   ------------

     a. Subject to the Special Contract Requirements and Contract Clauses of this contract, the Contractor shall construct the LSD 41 Class Dock Landing Ships (Cargo Variant), (LSD 41 (CV)) (hereinafter called "ships," "follow-ships," or "vessels"). Construction shall be comprised of the total effort of building and testing the ship(s), including the preparation of work instructions, shop sketches, and other drawings, diagrams, schedules, plans and data incidental to the construction effort. The Contractor shall be responsible for installing all GFM on each ship as listed in the Schedule "A" for that ship, attached hereto as Attachment J-3.

     b. The services, supplies, equipments, materials, and commodities described in this contract shall be performed or procured in accordance with NAVSEA Specifications for Building Landing Ship Dock LSD 41 (Cargo Variant), hereinafter called "Specifications" or "the specifications," attached hereto as Attachment J-1.

3.  Engineering
    -----------

     a. The Contractor is responsible for the engineering, planning and technical support required to produce the ship(s) in accordance with the requirements of this contract. A detailed Engineering Plan shall be developed and implemented by the Contractor. The plan to be implemented by the Contractor shall cover all phases of the engineering, planning and productibility efforts.

     b. The contractor shall develop a detail design for the construction of the LSD 49 and follow ships. The design shall be in strict accordance with the specifications.

     c. The Contractor shall develop a detail design schedule that is compatible with the ship construction schedule(s) and the delivery dates given in Section F.

4.  Program Management
    ------------------

     a.  Management
         ----------

        (1) The Contractor shall provide the management effort necessary to ensure the schedule and technical performance under this contract. The Contractor shall provide the Government visibility and status of the design and construction effort. The Contractor shall identify problems and potential problems that could adversely impact on a ship delivery schedule or performance, and shall provide recommended solutions.

        (2) The Contractor shall establish a Project Office to act as the primary technical point of contact. The Contractor shall also provide a full time representative within the metropolitan Washington, D.C. area to act as a liaison between the Government and the Contractor.

        (3) The Contractor shall develop status reports and other management data.

     b.  Cost/Schedule Control Systems (C/SCS)
         -------------------------------------

     In the performance of this contract, the Contractor shall establish, maintain and use Cost/Schedule Control Systems meeting the criteria set forth in DOD FAR Supp 52.234-7001, "COST/SCHEDULE CONTROL SYSTEMS."

     c.  Status Reports and Reviews
         --------------------------

       (1) The Contractor and those subcontractors selected to meet C/SCS criteria in accordance with paragraph (e) of DOD FAR Supp 52.234-7001, "COST/SCHEDULE CONTROL SYSTEMS," and identified in Special Contract Requirement entitled, "SELECTED SUBCONTRACTORS," shall develop periodic status reports detailing cost and schedule performance and the progress of the program.

       (2) The Contractor shall host quarterly Shipbuilding Production Progress Conferences (SPPCS) to be held at the Contractor's facility on dates mutually agreeable to both parties. Special Contract Requirement entitled, "SHIPBUILDING PRODUCTION PROGRESS CONFERENCES," applies. The objective of these reviews is to identify problem areas, both actual and projected, assess their potential impact, and assign appropriate management action. The Contractor shall report the status of the program, using appropriate visual aids, giving particular attention to design performance, integrated logistic support, cost performance, program management, production performance, and test and evaluation performance. Financial status shall also be reported during the SPPCs. The Contractor shall provide administrative support for the SPPCs including clerical service, conference rooms, and on-site transportation.

     (3) Design Progress Reviews shall be held at the Contractor's facility at approximately six week intervals until the detail design is complete. The purpose of these reviews is to report on the progress of the design and to surface and resolve design and related problems as they arise. The Contractor shall provide administrative support for the Design Progress Reviews to the same extent as for SPPCs.

     (4) The Contractor shall develop an agenda for and a report of each SPPC and each Design Progress Review. The Supervisor shall be contacted five days prior to printing the agenda to obtain Government inputs.

     d.   Contract Work Breakdown Structure
          ---------------------------------

     The Contractor shall develop a product oriented contract work breakdown structure (CWBS) in accordance with MIL-STD-881. The CWBS shall be developed to the third digit level at a minimum. The CWBS shall be used as the basis for organizing and reporting all work performed under the contract. The Contractor is responsible for the traceability of data supporting the work elements.

     e.   Master Equipment List
          ---------------------

     The Contractor shall develop, update and maintain a Master Equipment List of all GFE and CFE from contract award through expiration of each ship's guaranty period. A single report showing the status of field changes for CFE and GFE electronics and ordnance equipment shall be developed and maintained from contract award through delivery of each ship.

     f.   Contract Responsibility Matrix
          ------------------------------

     A Contract Responsibility Matrix (CRM) shall be developed which shows the relationship of the CWBS to the Contractor's functional organization. The CRM shall show the organizational unit, the responsible official, and the cost center accounting code at each matrix intersection. The CRM should be similar in detail and format to Figure 3-1 of NAVMAT P-5240.

     g.   Requirements Verification Matrix
          --------------------------------

     The Contractor shall develop and maintain a Requirements Verification Matrix (RVM) to ensure that each specific specification requirement is supported by the appropriate test documentation or other verification process. The RVM shall identify how the requirement of each subsection of the specifications, drawing, or other contractual document is verified by test (such as by identifying test procedure) or by validation (such as by identifying the validation process).

     h.   Master Scheduling and Manufacturing Plan
          ----------------------------------------

     The Contractor shall develop a Master Scheduling and Manufacturing Plan that describes the approach, methods, procedures and schedules to be implemented for the design and construction of the ship(s).

5.   Data Management
     ---------------

     a. The Contractor shall be responsible for the development, management, and maintenance of all deliverable documents generated by the Contractor and his subcontractors under this contract.

     b. The Contractor shall develop a Data Management Plan (DMP) for the management and maintenance of all data generated by the Contractor and his subcontractors under this contract. The DMP shall provide for the identification, planning, coordination, scheduling, validation, integration, and control of the data. The DMP shall also address the requirements of DOD FAR Supp 52.227-7018, "RESTRICTIVE MARKINGS ON TECHNICAL DATA."

     c. The Contractor shall maintain central files or record copies that shall include reproducible copies (including originals, aperture cards, microfiche, and tapes as appropriate) of all data that are generated under this contract and shall provide access to that data by designated agents or representatives of the Government.

     d. The Contractor shall maintain a current copy of the specifications and contract drawings, in accordance with Special Contract Requirement entitled, "SHIPBUILDING SPECIFICATION MAINTENANCE."

     e. The Contractor shall develop a complete set of construction drawings representing the "final" configuration of each ship.

6.   QUALITY ASSURANCE
     -----------------

     a. The Contractor shall develop and implement a Quality Program Plan which is in compliance with MIL-Q-9858A. The plan shall describe the Contractor's system of management controls, which are used to ensure compliance with contract requirements and the specifications.

     b. The Contractor shall construct the ship(s) under this contract to meet the technical, administrative and quality assurance requirements as set forth in the specifications and contract requirements.

     c. The Contractor shall demonstrate the effectiveness of the quality program and its compliance with MIL-Q-9858A by reporting results-oriented indicators of quality. These indicators are compilations of individual test and inspection results organized in a manner that facilitates visibility and use by the Contractor's management. This provision does not require additional inspection or testing; it merely provides for organized reporting of results of inspections and tests required elsewhere in the contract, specifications or contractor's inspection or test instructions. Results-oriented indicators of quality include:

     o    Percent of first-time test yields

     o Quality of discrepancies found during compartment completion inspection

     o    Percent of weld inspections that are rejected

     o    Cost of rework (including fully burdened manhours)

     o    Cost of scrap

     o Percent of inspections of paint, primer and surface preparation that are rejected

     o    Percent received materials found discrepant

     o    Percent of label plate fabrication and installation errors

     o    Percent of electrical cable installation errors

     o    Percent of delivered data items requiring revision/correction

     o Percent of foundation installations that are accepted at first inspection

     o    Percent of piping installations accepted at first inspection

     o Quantity of Contractor-responsible sea trial deficiencies for each builder's sea trial and acceptance trial

     o    Quality of audit findings from each internal audit

     o Quality of Government-reported deficiencies remaining open, including the number of days they have been open (QDR Aging Summary)

     d. Statistical evidence of quality control of all fabrication and assembly processes which impact quality shall be developed and maintained. In addition, quality shall be controlled by defining critical quality control points within the sequence of fabrication, assembly and test operations and by establishing and maintaining minimum yield rates at each of these critical quality control points.

     e. Data shall be maintained by the Contractor throughout the contract to demonstrate that the processes remain within statistical control (defined as plus or minus three standard deviations from the process average) and that yield rates at critical quality control points are above minimum values. If processes are out of control or the yields are below minimum values, the Contractor shall define the root cause of the problem and take corrective action to preclude recurrence. Data shall be maintained to indicate the effectiveness of corrective action.

     f. The Contractor shall include in his response to Government-reported deficiencies the date by which corrective action shall be implemented, if not completed.

     g. Defect history charts conforming to SECNAVINST 4855.2 shall be prepared and maintained for all processes, operations, inspections and tests employed in construction of the ship(s). Quality indicators to be charted are contained in c., above. Defect history charts provide information regarding process stability over time by identifying variations in the number of defects between consecutive units or fluctuations in the process average over time. When control limits are exceeded, the contractor shall initiate corrective action.

     h. Defect distribution charts conforming to SECNAVINST 4855.2 shall be prepared and maintained by the Contractor to identify the major causes of rework, scrap and quality deficiencies. Defect distribution charts shall provide a Pareto analysis (worst first) of those processes, operations, inspections or tests that have the greatest impact on the defect rate, rework cost and scrap cost.

     i. Defect reduction charts conforming to SECNAVINST 4855.2 shall be developed and maintained to reveal whether or not product quality is improving and whether or not the rate of improvement is consistent with planned goals.

7.   Configuration Management
     ------------------------

     a. The Contractor shall develop, implement and maintain a Configuration Management Plan (CMP) which meets the requirements of DOD-STD-480A and NAVMATINST 4130.IA. The Contractor shall develop and include in the CMP the procedures to be used for maintaining control of the LSD 41 (CV) Configuration Baseline, identifying configuration items, conducting functional and physical configuration audits, and maintaining configuration status accounting records.

     b. The Contractor shall develop the LSD 41 (CV) Configuration Baseline as systems detail drawings are developed and equipment is identified and procured. Each item in the LSD 41 (CV) Configuration Baseline shall be described by a discrete numbering system that provides a top down breakdown arrangement in which any part of the ship, system, equipment and assemblies can be addressed relative to its next higher assembly.

     c. Special Contract Requirement entitled, "CONFIGURATION CONTROL," also applies.


8.   Reliability and Maintainability
     -------------------------------

     a.   R&M Program
          -----------

     The contractor shall develop and implement a comprehensive R&M Program in accordance with MIL-STD-785 Tasks 101 and 102 (reliability) and MIL-STD-470 Tasks 101 and 102 (maintainability). The Contractor shall prepare a detailed R&M Plan for meeting the stated requirements and objectives. The Contractor shall perform specific R&M tasks and analyses in accordance with the specifications.


     b.   Reliability/Maintainability/Availability (RMA)
          ----------------------------------------------

     The RMA requirements shall be as set forth in the specifications which identify the R&M requirements for all mission-essential equipment invoked under this contract.

     c.   Electrical/Electronic Equipment
          -------------------------------

     The Contractor shall comply with the provisions of NAVMATINST
4855.10 as they pertain to electronic equipment procured and installed in the LSD 41 (CV). Existing power supply designs will be evaluated for compliance with the guidelines set forth in NAVMAT P-4855-1.

     d.   Unit Reliability/Maintainability Validation
          -------------------------------------------

     (1) A R&M Impact of Changes report shall be developed for any item of mission-essential Contractor-Furnished Equipment (CFE) subject to either: (a) changes in source; or (b) a design change which affects the established Mean-Time-Between-Failure (MTBF) or Mean-Time-To-Repair (MTTR). The Contractor shall perform Reliability and Maintainability (R&M) engineering analyses, obtain R&M experience data, and perform R&M investigations as necessary to provide a R&M Impact of Changes report for each item of mission-essential CFE identified in NAVSEA report 05MR-022-86 and 05MR-004-87 REV.A. The report shall provide a technical R&M analysis which fully accounts for the effects of the change and provides substantiation for any revised MTBF and MTTR values.

     (2) The R&M tasks required for the lift platforms shall include those identified in Section 076 of the specifications, parts derating in accordance with NAVSEA TEOOO-AB-GTP-10, mechanical and electrical stress analyses, dimensional tolerance analyses, evaluation of the environmental profile for the equipment, design limit qualification tests as required by Section 095-772c of the specifications and reliability development growth testing (test analyze and fix) in accordance with DOD 4245.7-M and MIL-STD-781D Task 202.

     e.   Screening of Contractor-Furnished Electronic Equipment
          ------------------------------------------------------

     The Contractor shall impose the following requirements on his subcontractors in response to DOD 4245.7-M and NAVMAT P-9492.

     (1) For all mission essential contractor furnished electronic equipment listed in Appendix B of NAVSEA Reports 05MR-022-86 and 05MR-004-87 Rev A that contain semiconductors and are delivered under an established production process, the Contractor shall assemble for Government review and approval the semiconductor screening procedures employed throughout the production process to ensure that premature failure of the semiconductor will not occur because of manufacturing defects of the semiconductors.

     (2) For all mission essential contractor furnished electronic equipment that contain semiconductors listed in Appendix B of NAVSEA Reports 05MR022-86 and 05MR-004-87, Rev. A, the manufacturer of the end unit shall certify that the equipment supplied meets or exceeds the Mean Time Between Failures
     (MTBF) and Mean Time to Repair (MTTR) values invoked by NAVSEA Reports referenced herein.

     (3) For all mission essential contractor furnished electronic equipment listed in Appendix B of NAVSEA Reports O5MR-022-86 and 05MR-004-87 Rev. A that contain semiconductors but for which the design has yet to be determined and have not been produced by established manufacturing process the following tests shall be conducted:

       (a) One hundred percent rescreening of semiconductors at -55(Degrees)C, +25(Degrees)C and +125(Degrees)C.

       (b) Particle induced noise (PIN) testing of non-glassivated semiconductors with cavities.

       (c) Manufacturing screening at the levels specified in DOD 4245.7-M for the CFE identified in Section 076 of the specifications.

9.   System Safety
     -------------

     The Contractor shall develop and implement, in accordance with the specifications, a System Safety Program Plan that is integrated into design, construction, and testing. The program shall include both personnel and material safety considerations and shall be fully responsive to MIL-STD-882B.

10.  Human Engineering Program
     -------------------------

     The contractor shall develop and implement a Human Engineering Program Plan
(HEPP) which conforms to MIL-H-46855B, "Human Engineering Requirements for Military Systems, Equipment and Facilities." The HEPP shall detail the Contractor's approach, methods and practices for assuring that human engineering principles are applied to the design and construction of the ship(s). The human engineering design effort shall be accomplished in conformance with MIL-STD-1472C, "Human Engineering Design Criteria for Military System, Equipment and Facilities."

11.  Integrated Logistic Support Program
     -----------------------------------

     a. The objective, of the LSD 41 (CV) ILS program is to assure that accurate and adequate logistic support is delivered to the fleet in a timely manner at the lowest life cycle cost. In order to effect this:

     (1) The Contractor shall integrate logistic activities with those of Configuration Management. The Contractor's integration methods shall ensure that the current ship configuration is being used as the basis of ILS analyses. The Contractor's ILS manager shall participate in configuration audits and reviews, in Contractor Configuration and Change Control Board activities, and in subcontractor/vendor configuration management activities to ensure that completed Logistic Support Analyses (LSAs) and technical manuals reflect the "final" ship configuration.

     (2) The Contractor shall ensure that engineering characteristics and logistic parameters are in balance with one another. The Contractor shall ensure that his ILS organization works jointly with ship design engineering and that an iterative Integrated Logistic Support/Design process is established to achieve a closed loop information exchange network.

     (3) The Contractor shall provide methods for integrating logistic functions within the Contractor's organization. The Contractor shall ensure that interfacing Government Logistic Support responsibilities are identified and milestones are established consistent with the acquisition schedule. The Contractor's ILS manager shall conduct meetings to assure that integration procedures are being followed. This manager shall maintain files for accounting, monitoring, and controlling all events which impact the ILS function and those interdependent events which must be coordinated with these functions. The Contractor shall establish methods of processing and expediting the flow of information among the ILS personnel, other Contractor personnel and Navy activities. The Contractor's ILS manager shall monitor such functions as Data Management, Configuration Management, Ship Design Engineering, Quality Assurance, Systems Engineering, Assurance Engineering, Test and Evaluation, Procurement, Subcontractors and Vendors, and Human Engineering to assure that ILS integration is achieved. The Contractor's ILS manager shall establish and maintain communications with the applicable codes within PMS377 and the Supervisor of Shipbuilding.

     (4) The Contractor shall outline his approach to performing the logistic requirements in the specifications by developing an Integrated Logistic Support Plan, formatted as a compendium of Logistic Element Plans (LEPs), consisting at a minimum of the plans listed below.

          (a) ILS Management and Integration Plan. This plan shall outline the Contractor's approach to the management and integration of the Contractor's ILS program. It shall define the Contractor's organization for logistics, identify all personnel and define the function of the various organizations within logistics. In addition, this plan shall address Navy/Contractor interfaces and the integration of logistic activities, tasks and functions that ensure logistic requirements are included in ship design and construction.

          (b) Maintenance Management Plan. This plan shall address maintenance planning tasks to be accomplished during ship design and construction. It shall discuss the Contractor's approach to develop the Class Planned Maintenance System Documentation, LSA and LSARs as a consequence of new and/or modified equipment used by the Contractor on the ship(s).

          (c) Supply Support Management Plan. This plan shall establish the Contractor's tasks and responsibilities for providing data and material for development of supply support for the ship(s).

          (d) Support and Test Equipment Plan. This document shall present the Contractor's plan to accomplish the support and test equipment tasks contained in the specifications.

          (e) Packaging, Handling, Stowage and Transportation Plan. This plan shall describe the packaging, handling, stowage, and transportation requirements for material and equipment in the Contractor's custody.

          (f) Facilities Plan. This document shall contain the Contractor's plan to identify the impact of equipment introduced on the ship(s) on existing Navy facilities and of reporting new facility requirements to the Ship Acquisition Manager.

          (g) Contractor Support Plan. This document shall detail the Contractor's approach for determining and implementing changes to logistic documentation and products which result from deficiencies determined during various trials, from the time of preliminary acceptance to the end of the guaranty period.

     (5) The ship(s) shall be delivered with all logistic resources on board. The Navy, with assistance from the Contractor, will conduct a Logistic Readiness Review (LRR) prior to acceptance trials on each ship to evaluate the Contractor's performance in meeting ILS requirements and to identify any deficiencies in logistics resources which are to be corrected by the Contractor prior to ship delivery.

     b.  ILS Performance
         ---------------

         The Government's Integrated Logistic Support Management Team (ILSMT) will monitor and evaluate the Contractor's ILS program. The ILSMT will meet the Contractor's ILS representatives quarterly to discuss progress in the ILS program. The Contractor shall assist the Government in developing agendas, documenting decisions, taking and distributing minutes, and reporting program progress in each ILS functional area. Under the terms of Special Contract Requirement entitled, "ILS INCENTIVE FEE," the Contractor may earn a monetary award for his performance in surpassing ILS objectives.

     c.  Logistic Support Analysis
         -------------------------

         (1) The Contractor shall perform Logistic Support Analyses (LSAs) on all CFE and GFE in accordance with Sections 080 and 081 of the specifications. An LSA plan shall be prepared which describes the Contractor's LSA methodology in detail. The Contractor shall develop and maintain a LSA record in accordance with MIL-STD-1388.

         (2) The Government will conduct LSA reviews at the Contractor's facility on a quarterly basis. The Contractor shall support the LSA review team by providing administrative services including developing agendas, recording and publishing minutes, and providing technical reference data. At the beginning of each LSA review the Contractor shall make a presentation which describes the function and location of each equipment and system to be reviewed and the plan for maintenance developed for each. The Contractor shall also present overall LSA status and identify LSA milestones.

     d.   Provisioning
          ------------

          Provisioning data shall be developed in accordance with the Provisioning Requirements Technical Specifications, NAVSEA T6490-AG-GTP-010, attached hereto as Attachment J-12.

     e.   Supply Support
          --------------

          The Contractor shall execute supply support management actions in accordance with the specifications and LSD 49 Real-Time Outfitting Management Information System (ROMIS) Requirements Statement (RRS), attached hereto as Attachment J-7. The ROMIS equipment/component and equipment configuration baseline, including changes, shall be established and maintained in accordance with DOD-STD-2186 and as specified by the RRS. ROMIS data input shall be prepared as specified in the RRS. A ROMIS Management Plan and schedules shall be prepared in accordance with DOD-STD-2186 and the LSD 49 RRS. The Contractor shall participate in supply support activities and conferences. Provisioning Technical Documentation for the ships shall be procured by the Contractor from vendors as set forth in the Provisioning Requirements Technical Specifications, attached hereto as Attachment J-12, and this Section.

     f.   Maintenance Planning
          --------------------

          Maintenance planning shall be conducted in accordance with the specifications. Reliability Centered Maintenance (RCM) methodology shall be used to determine planned maintenance requirements for the ship(s).

     g.   Support and Test Equipment
          --------------------------

          The Contractor shall develop a Support and Test Equipment
List (STEL) for ship(s) delivered under this contract in accordance with the specifications. The Contractor shall provide this equipment for the ship(s) as part of outfitting.

     h.   Packaging, Handling, and Stowage
          --------------------------------

          The Contractor shall provide suitable warehousing areas for receipt, inspection, packaging, binning, and interim storage of materials and equipments under his custody, both Contractor Furnished Equipment (CFE) and Government Furnished Equipment (GFE) prior to loading or installing aboard ship in accordance with the specifications. Special Contract Requirement entitled, "STORAGE OF GOVERNMENT-FURNISHED MATERIAL (GFM)," is applicable.

     i.   Manpower, Personnel, and Training
          ---------------------------------

          The Contractor shall identify and define equipment operation and maintenance training course requirements for every Contractor-furnished non-standard, modified standard and new design equipments in accordance with MIL-STD-1379 and the requirements of the specifications. Further, upon issuance of an Engineering Change Proposal, the Contractor shall develop and conduct specific training courses in accordance with approved training plans and specifications.

     j.   Standardization
          ---------------

          Standardization requirements shall be accomplished in accordance with MIL-STD-680A and the specifications. The Contractor shall develop and implement a Standardization Program Plan as prescribed in the Standardization Program Plan for LSD 41 (CV), attached hereto as Attachment J-
11. In the event of an inconsistency between standardization requirements and the specifications, the inconsistency shall be resolved by giving precedence to the specifications.

     k.   Parts Control
          -------------

          (1) The Contractor shall maintain a parts control program for all newly developed or substantially modified equipment in accordance with MIL-STD-965A, Procedure 1.

          (2) The selection of parts shall be from the approved Program Parts Selection List (PPSL) or the Government Furnished Baseline (GPB).

          (3) Requests for approval of parts proposed as additions to an approved PPSL or GPB require procuring activity approval and Military Parts Control Advisory Group (MPCAG) review in accordance with MIL-STD-965A and CDRL requirements. Test data when requested in writing by the procuring activity shall be provided in accordance with CDRL requirements. If existing test data are not available, testing shall commence only upon written request of the procuring activity.

          (4) The Contractor shall insure that a parts control meeting in accordance with paragraph 5.1.3 of MIL-STD-965A is convened.

          (5) These requirements and those of MIL-STD-965A do not relieve the Contractor of the responsibility for complying with all requirements specified in this contract.


12.  Logistic Readiness Review
     -------------------------

     a. To assure that all logistic efforts have been coordinated and that logistic documentation applicable to fitting-out and delivery is in orders the Contractor shall assist the Government to prepare for and conduct Logistic Readiness Reviews (LRRs). An LRR must, as judged by the Government, be successfully completed prior to acceptance trials on each ship. The Contractor shall ensure that all required documentation has been validated and is either delivered or is scheduled for delivery, as required, prior to each LRR.

     b. The Contractor; together with the Government, shall schedule formal LRRS. Each LRR will be conducted as an integrated review of the following logistic elements in the following sequence:

     (1)  Maintenance
     (2)  Personnel and Training
     (3)  Supply Support
     (4)  3M System (PMS and Material History)
     (5)  Support and Test Equipment
     (6)  Technical Logistic Data

     c. Results of the reviews shall be documented. The status of corrective actions shall be monitored by the Contractor to ensure that Quality Assurance and ILS personnel participate in each LRR and in subsequent corrective actions.

13.  Electromagnetic Environmental Effects
     -------------------------------------

     The Contractor shall develop and implement an Electromagnetic
Environmental Effects (E/3/) Program Plan in accordance with the specifications.

14.  Total Ship Test Program
     -----------------------

     a. The Contractor shall develop and conduct a Total Ship Test Program in general accordance with NAVSEA 0900-LP-095-2010 and in accordance with the applicable sections of the specifications and references thereto.

     b. The Contractor shall procure installation and checkout (INCO) spare parts needed to support the construction and testing of the Contractor furnished equipment. INCO spares to support GFE will be provided by the Government, if required. The Contractor shall keep the Government apprised of the status and usage of Government furnished INCO spares.

     c. The Contractor shall provide any special test equipment needed to meet the requirements of this contract.

     d. The Contractor shall develop and implement a Comprehensive Test Plan which shall include desired delivery dates for Government Furnished Test Procedures which are listed in the LSD 41 (Cargo Variant) Test Documentation Booklet, attached hereto as Attachment J-8. These delivery dates will be reviewed and changed, if necessary, during the Comprehensive Test Plan approval process by the Government.

15.  Fitting-Out Services
     --------------------

     a.   Outfitting Prior to Delivery
          ----------------------------

     (1) Prior to delivery, the Contractor shall outfit the ship(s) in accordance with the specifications. When delivered, the ship(s) shall be fully outfitted with all equipment, ship selected records, technical manuals, drawings, and supply support materials as prescribed by approved allowance lists. Supply support material includes spares and repair parts, radiac equipment, equipage, special tools, support and test equipment, on-board data, and consumables, including lubricants. Ammunition, small arms, cryptographic equipment, and pyrotechnics are excluded. The Contractor shall list all on-board materials, shortages, and overages.

     (2) Wherever this contract requires drawings, technical publications, certificates, or loose items such as locks and keys to be placed aboard the ship(s), the Contractor, with the concurrence of the Supervisor, shall agree on the details of turnover with the Prospective Commanding Officer or his designated representative. Whatever the mechanics of the exchange of custody, the Contractor shall develop lists of items transferred. The Contractor shall obtain the signature of the designated representative certifying that the Government has accepted custody of the items. The Contractor shall retain this certification for a minimum of one year after delivery of the ship(s).

     (3) The Contractor shall procure, calibrate, and provide secure storage for all general purpose electronic equipment. This equipment shall be maintained in a calibrated condition until it is transferred to the Prospective Commanding officer or his designated representative.

     b.   Fitting-Out Activity
          --------------------

     (1) The Contractor is designated the Fitting-out Activity and shall accomplish all fitting-out activities in accordance with Fitting-out Procedures, New Construction Ships, MIL-STD-1339B, and the NAVSHIPS Fitting-Out Manual, NAVSHIPS 0900-LP-031-0010.

     (2) The Operating Spaces Inventory (OSI) Team for each ship will total approximately 17 personnel. They shall have access to the Contractor's plant at all reasonable times for a period commencing approximately seven months prior to ship delivery. The Contractor shall provide each OSI Team with separate offices at the Contractor's plant, with space, furnishings, and facilities for a minimum of 3 officers and 14 enlisted men, the requirements for office space allocation, telephone services, classified material and cash stowage facilities, rest rooms and parking spaces shall be the same as for the Nucleus Crew.


16.  Nucleus Crew
     ------------

     a. The Nucleus Crew for each ship will total approximately 75 personnel. They shall have access to the Contractor's plant at all reasonable times for a period commencing approximately six months prior to ship delivery. The Contractor shall provide each Nucleus crew with separate offices at the Contractor's plant, with space, furnishings, and facilities for a minimum of 16 officers and 59 enlisted men. The space allocation shall be at least 100 square feet per officer and 75 square feet per enlisted man. Concurrently, the Contractor shall make available telephone services, classified material and cash stowage facilities, rest rooms, and parking spaces adjacent to the offices for three (3) official vehicles.

     b. A minimum of 25 parking spaces in the shipyard employee parking lots shall be available to each Nucleus Crew. If such parking spaces are distant from the Contractor's plant, any personnel transportation services available to shipyard personnel between parking lot and shipyard shall be available to the ship's personnel. The Nucleus Crew will be required to comply with Contractor rules and regulations governing personnel at its shipyard relating to security and safety. Communications between the Prospective Commanding Officer and the Contractor shall be via the Supervisor. Each Prospective Commanding Officer shall be allowed free access to his ship at all reasonable times, be permitted to attend Contractor/Supervisor status meetings, and receive copies via the Supervisor of all status reports transmitted to the Supervisor.

     c. To the extent that the Nucleus Crew activities will not interfere with the Contractor's obligations to deliver the ship(s) in accordance with the contract terms and conditions, the Nucleus Crew shall be allowed reasonable access to the ship(s) for the following activities:

     (1) Indoctrination and familiarization with the general arrangement and condition of their ship.

     (2) Participation during sea trials to the extent permitted by available ships' accommodations and consistent with INSURV requirements.

     (3) Assisting the Supervisor's personnel in conducting inspections of the ship(s).


17.  Availability Periods
     --------------------

     a.   Pre-Delivery Availability
          -------------------------

          (1) The Contractor shall provide equipment and system access and availability time to the Government on a mutually agreed to schedule for the accomplishment of the following activities:

               (a)  Certifications
               (b)  Crew Familiarization
               (c)  Electromagnetic Interference Testing

          (2) During the conduct of the above activities the Contractor shall:

               (a)    Provide ship services such as power, cooling water, dry
                    air, and air conditioning.

               (b) Provide technical and operator personnel as necessary to assist Government representatives.

     b.     Post-Delivery Availability
            --------------------------

          Immediately following delivery, each ship will commence a Post-Delivery Availability at the Contractors yard. During these periods, the Navy may operate the ship(s) for the purpose of conducting special tests and trials. When not operating at sea, the ship(s) will be berthed at the Contractor's yard. During this period, Government personnel will also install, test, and checkout the ships' cryptographic equipment. During the Post Delivery Availability, which may be up to 60 days duration for each ship, the Contractor shall:

          (1) Provide berthing space pierside for the ship(s), including brows and landing platforms, as appropriate, utilities from shore connections (electricity, steam, fresh water, compressed air, sewage, telephone), and crane services.

          (2) Provide convenient parking space and on-site transportation for ship's company personnel as provided to the Nucleus Crew. Provide access through the yard to the ships' force personnel and their authorized visitors.

          (3) When authorized by the Government, by contractual modification, provide industrial services for post-delivery work, industrial services to the Navy test team, and logistic support for each ship's commissioning ceremony.

18.  Demonstrations
     --------------

     Whenever the Contractor is required to demonstrate a procedure, technique, or process, that demonstration shall be accomplished in the actual shipboard space, if available, or in a realistic shipboard-type setting. To this end, shipboard safety procedures must be followed and the tools, equipment, devices, and apparel (such as protective clothing) which will be used by the ship's company shall be those used for the demonstration.

Items 0004 and 0005 - NOT USED

Item 0006 - Familiarization

     In addition to the requirements listed below, the following requirements from Items 0001, 0002 and 0003 of SECTION C:
DESCRIPTION/SPECIFICATIONS/WORK STATEMENT are invoked for 0006AA, 0006AB and 0006AC.

     Paragraph/Title
     ---------------
     4.c.(2)        Status Reports and Reviews
     4.d.           Contract Work Breakdown Structure
     4.f.           Contract Responsibility Matrix
     5.a. and c.    Data Management

0006AA - Familiarization - LSD 49

     The Contractor shall develop and conduct a familiarization program for the LSD 49 Nucleus and Balance Crews on the principles of the design and basic operations of the ship. The Nucleus Crew shall receive its familiarization at the Contractor's facility. The Balance Crew shall receive its familiarization at the designated precommissioning site.

0006AB -  Familiarization - LSD 50

     The Contractor shall develop and conduct a familiarization program for the LSD 50 Nucleus and Balance Crews on the principles of the design and basic operations of the ship. The Nucleus Crew shall receive its familiarization at the Contractor's facility. The Balance Crew shall receive its familiarization at the designated precommissioning site. The curriculum and materials developed for LSD 49 and approved by the Government may be tailored to meet this requirement.

0006AC -  Familiarization - LSD 51

     The Contractor shall develop and conduct a familiarization program for the LSD 51 Nucleus and Balance Crews on the principles of the design and basic operations of the ship. The Nucleus Crew shall receive its familiarization at the Contractor's facility. The Balance Crew shall receive its familiarization at the designated precommissioning site. The curriculum and materials developed for LSD 50 and approved by the Government may be tailored to meet this requirement.

Item 0007  -  Technical Manuals

     In addition to the requirements listed below, the following requirements from Items 0001, 0002 and 0003 of SECTION C:
DESCRIPTION/SPECIFICATIONS/WORK STATEMENT are invoked for 0007AA, 0007AB and 0007AC.

     Paragraph/Title
     ---------------
     4.c.(2)        Status Reports and Reviews
     4.d.           Contract Work Breakdown Structure
     4.f.           Contract Responsibility Matrix
     5.a. and c.    Data Management

Item 0007AA - Technical Manuals - LSD 49

     The Contractor shall develop technical manuals for the operation and maintenance of all Contractor furnished, repairable, APL worthy equipment and systems installed in LSD 49 in accordance with the LSD 41 (Cargo Variant) Technical Manual Contract Requirements (TMCR), attached hereto as Attachment J-6.

     The Contractor shall provide technical manuals, books, guides, lists and changes to existing publications to reflect the configuration of the ship constructed under this contract. Technical Publications and change pages shall meet the requirements stated in the TMCR and the specifications. Fitting out of both Government-furnished and Contractor-furnished Technical Publications and drawings will be accomplished by the Contractor in accordance with the TMCR and the specifications.

Item 0007AB - Technical Manuals - LSD 50

     The Contractor shall develop technical manuals for the operation and maintenance of all Contractor furnished, repairable, APL worthy equipment and systems installed in LSD 50 in accordance with the LSD 41 (Cargo Variant) Technical Manual contract Requirements (TMCR), attached hereto as Attachment J-6.

     The Contractor shall provide technical manuals, books, guides, lists and changes to existing publications to reflect the configuration of the ship constructed under this contract. Technical Publications and change pages shall meet the requirements stated in the TMCR and the specifications. Fitting out of both Government-furnished and Contractor-furnished Technical Publications and drawings will be accomplished by the Contractor in accordance with the TMCR and the specifications.

Item 0007AC - Technical Manuals - LSD 51

     The Contractor shall develop technical manuals for the operation and maintenance of all Contractor furnished, repairable, APL worthy equipment and systems installed in LSD 51 in accordance with the LSD 41 (Cargo Variant) Technical Manual Contract Requirements (TMCR), attached hereto as Attachment J-6.

     The Contractor shall provide technical manuals, books, guides, lists and changes to existing publications to reflect the configuration of the ship constructed under this contract. Technical Publications and change pages shall meet the requirements stated in the TMCR and the specifications. Fitting out of both Government-furnished and Contractor-furnished Technical Publications and drawings will be accomplished by the Contractor in accordance with the TMCR and the specifications.

Item 0008 - Data for Items 0001, 0002 and 0003

     The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirement List, DD Form 1423, Exhibits A and B attached hereto as Attachment J-2. Exhibits A and B apply to Item 0001, Items 0002 and 0003.

Item 0009 - Data for Items 0006AA, 0006AB and 0006AC

     The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirements List, DD Form 1423, Exhibits A and B attached hereto as Attachment J-2. Exhibits A and B apply to Items 0006AA, 0006AB and 0006AC.

Item 0010 - Data for Items 0007AA, 0007AB and 0007AC

     The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirements List, DD Form 1423, Exhibit B attached hereto as Attachment J-2. Exhibit B applies to Item 0007AA, Item 0007AB and 0007AC.

Item 0011 - COSAL Material

     The Contractor shall provide on-board spares, repair parts, equipage, special tools, loose hardware, and support and test equipment for the ship(s) in accordance with orders placed under Special Contract Requirement entitled, "REPAIR PARTS, TOOLING AND SPECIAL EQUIPMENT."

Item 0012 - Special Studies, Analyses and Reviews

     The Contractor shall perform special studies, analyses, and reviews in support of the construction of LSDs 49 - 51 in accordance with orders placed under Special Contract Requirement entitled, "ORDERS".

Item 0013 - Engineering and Industrial Services

     The Contractor shall perform engineering and industrial services in support of the construction of LSDs 49 - 51 in accordance with orders placed under Special Contract Requirement entitled, "ORDERS".

Item 0014 - IGES Format SSR Drawings

     In addition to the requirements listed below the following requirements of Items 0001, 0002 and 0003 of SECTION C:
DESCRIPTION/SPECIFICATIONS/WORK STATEMENT are invoked for 0014AA, 0014AB and 00014AC.

     Paragraph/Title
     ---------------
     4.c.(2)             Status Reports and Reviews
     4.d.                Contract Work Breakdown Structure
     4.f                 Contract Responsibility Matrix
     5.a. and c.         Data Management

0014AA - IGES Format SSR Drawings - LSD 49

     For LSD 49 Ship Selected Record (SSR) drawings, a magnetic tape copy, in Initial Graphics Exchange Specification (IGES) format (National Technical Information Service Order No. PB83137448), shall be prepared.

0014AB - IGES Format SSR Drawings - LSD 50

     For LSD 50 Ship Selected Record (SSR) drawings, a magnetic tape copy, in Initial Graphics Exchange Specification (IGES) format (National Technical Information Service Order No. PB83137448), shall be prepared.

0014AC - IGES Format SSR Drawings - LSD 51

     For LSD 51 Ship Selected Record (SSR) drawings, a magnetic tape copy, in Initial Graphics Exchange Specification (IGES) format (National Technical Information Service Order No. PB83137448), shall be prepared.

Item 0015 - Data for Item 0014

     The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirements List, DD Form 1423, Exhibit A attached hereto as Attachment J-2. Exhibit A applies to Items 0014AA, 0014AB and 0014AC.

SECTION D - PACKAGING AND MARKING

     Classified data and documentation shall be prepared for delivery in accordance with the Department of Defense Industrial Security Manual for Safeguarding Classified Information. DoD 5220.22M.

     Unclassified documentation shall be prepared for delivery in accordance with the Contractor's standard commercial practice.

Item 0011 (Item 0011AA, 0011AB 0011AC) - The on-board spares, repair parts equipage, special tools, loose hardware, and support and test equipment ordered hereunder shall be preserved, packaged, and packed in accordance with the requirements of the orders placed under the Special Contract Requirement entitled, "ORDERS".

              (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

SECTION E - INSPECTION AND ACCEPTANCE

Items 0001, 0002 and 0003 shall be constructed, inspected and preliminarily accepted at the following location:

                    AVONDALE INDUSTRIES, INC.
                    SHIPYARDS DIVISION
                    5100 River Road
                    Avondale.  Louisiana 70094


The requirements and procedures for inspection and acceptance of the ship(s) are set forth in the "PRELIMINARY ACCEPTANCE", "INSPECTION", "FINAL ACCEPTANCE", "DELIVERY OF COMPLETED VESSEL", "GUARANTY PERIOD" and "INSPECTION FACILITIES" clauses of this contract.

Item 0006 (0006AA, 0006AB and 0006AC) Inspection and acceptance of the conduct of the familiarization shall be made by the Contracting Officer or his designated representative at the familiarization sites.

Items 0008, 00009, 0010 and 0015: Inspection and acceptance of deliverable data of this contract shall be in accordance with the requirements identified in Block 7 of the applicable DD Form 1423, attached hereto.

Items 0011 (0011AA 0011AB and 0011AC), 0012 (0012AA, 0012AB and 0012AC), and
0013 (0013AA, 0013AB and 0013AC): Inspection and acceptance of supplies and services ordered under shall be as specified in orders issued under Special Contract Requirement entitled, "ORDERS."

SECTION F - DELIVERIES OR PERFORMANCE

     The Contractor shall deliver the ship(s) to the Government F.O.B. Origin,
Contractor's Facility.    The ship(s) shall be fully outfitted and tested in
accordance with the terms and conditions of this contract.

     The ship(s) shall be delivered in accordance with the following delivery schedule:

   Ship                             DELIVERY DATE
   ----                             -------------
Item 0001 - LSD 49                  November 1994
                                    -------------

Item 0002 - LSD 50                      July 1995
                                    -------------

Item 0003 - LSD 51                     March 1996
                                    -------------

Items 0004 and 0005  NOT USED)

Items 0001, 0002 and 0003: Post-delivery availability for each ship shall be completed within sixty (60) days after delivery of the ship.

Item 0006 (0006AA, 0006AB and 006AC): The period of performance for familiarization is from the date of contract award to delivery of the applicable ship.

Items 0007 (0007AA, 0007AB and 0007AC) and 0010: Technical Manuals shall be delivered with data for technical manuals in accordance with the applicable DD Form 1423, attached hereto.

Item 0008 and Item 0009: The Contractor shall deliver data as specified in the applicable DD Form 1423, attached hereto.

Items 0011 (0011AA, 0011AB and 0011AC), 0012 (Item 0012AA, 0012AB and 0012AC)
and 0013 (0013AA, 0013AB and 0013AC): Supplies shall be delivered and services shall be performed in accordance with orders issued pursuant to Special Contract Requirement entitled, "ORDERS." The period of performance for Items 0011, 0012 and 0013 is from contract award through expiration of the guaranty period of the applicable ship.

Items 0014 (0014AA, 0014AB and 0014AC) and 0015: Tapes shall be delivered with data for tapes in accordance with the applicable DD Form 1423, attached hereto.

Except when the Material Inspection and Receiving Report (MIRR) (DD 250) is used as an invoice, the Contractor shall enter unit prices on all MIRR copies. Line items shall be priced using actual prices or, if not available, estimated prices. When the price is estimated, an "El" shall be entered after the price.

SECTION G: CONTRACT ADMINISTRATION DATA

1.   The Contract Administration Office:
          Supervisor of Shipbuilding,
          Conversion and Repair USN
          New Orleans, LA 70142

2.   The Purchasing Office Representative is:

          Contracting Officer
          Naval Sea Systems Command (SEA 02224)
          Department of the Navy
          Washington, DC 20362-5160
          Phone Number: (703) 602-1926

3. All written Contractor correspondence to NAVSEA, however addressed, shall be submitted through the Contract Administration Offices and signed by an authorized representative of the Contractor with an advance copy to NAVSEA (PMS 377 and SEA 02224). (The Contractor shall ensure that a list of such representatives is on file with the Contract Administration Office). Correspondence shall be submitted in the number of copies designated by the Contract Administration Office and shall normally be limited to one subject when referring to payment, changes, or delivery. For correspondence addressed to the Procuring Contracting Officer, the Contractor is responsible for timely delivery of a direct advance copy especially if notification to the PCO is required or acknowledgement of receipt is desired or requested.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following are the Special Contract Requirements of the Contract:

H-1     ACCESS TO THE VESSEL(S) (FT) (83-1)..............................
H-2     ADDITIONAL DEFINITIONS (FT) (90-1)...............................
H-3     ADDITIONAL INSURANCE PROVISIONS (FT) (90-1)......................
H-4     ADDITIONAL CONTRACT REQUIREMENTS RELATING TO GOVERNMENT PROPERTY
        (FT) (84-1)......................................................
H-5     APPROVAL BY THE GOVERNMENT (FT) (83-1)...........................
H-6     ORDER OF PRECEDENCE..............................................
H-7     NOT USED.........................................................
H-8     DEFAULT (FT) (90-1)..............................................
H-9     DELIVERY OF COMPLETED VESSEL (FT) (83-1).........................
H-10    DEPARTMENT OF LABOR SAFETY AND HEALTH STANDARDS FOR
        SHIPBUILDING (FT) (90-1).........................................
H-11    DOCUMENTATION OF REQUESTS FOR EQUITABLE ADJUSTMENT (FT)
        (90-1)...........................................................
H-12    EQUITABLE ADJUSTMENTS: WAIVER AND RELEASE OF CLAIMS
        (FT)(83-1).......................................................
H-13    FINAL ACCEPTANCE (FT) (83-1).....................................
H-14    FINAL SETTLEMENT (FT) (83-1).....................................
H-15    FOREIGN SHIPYARD CONSTRUCTION PROHIBITION (FT) (83-1)............
H-16    GOVERNMENT PROPERTY (FIXED-PRICE) (FT) (84-1)....................
H-17    GUARANTY PERIOD (FT) (90-1)......................................
H-18    NOT USED.........................................................
H-19    INSPECTION (FT) (90-1)...........................................
H-20    INSPECTION FACILITIES (FT) (90-1)................................
H-21    INSURANCE-PROPERTY LOSS OR DAMAGE - LIABILITY TO THIRD
        PERSONS (FT) (90-1)..............................................
H-22    LIENS AND TITLE (FT) (83-1)......................................
H-23    LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF
        DEFECTS (90-1)...................................................
H-24    LOGISTIC SUPPORT REQUIREMENT (FT) (90-1).........................
H-25    NATIONAL STOCK NUMBERS (FT) (83-1)...............................
H-26    NAVY REORGANIZATION (FT) (83-1)..................................
H-27    NOTIFICATION OF CHANGES (FT) (83-1)..............................
H-28    OTHER CHANGE PROPOSALS (FT) (90-1)...............................
H-29    PAYMENTS (FP) (90-1).............................................
H-30    PLANS AND OTHER DATA (FT) (83-1).................................
H-31    PRELIMINARY ACCEPTANCE (FT) (83-1)...............................
H-32    PRICE ADJUSTMENT FOR CHANGES IN FEDERAL LAW (FT) (83-1)..........
H-33    NOT USED.........................................................
H-34    SHIPBUILDING PRODUCTION PROGRESS CONFERENCES (SPPC)
        (FT)(83-1).......................................................
H-35    SHIPBUILDING SUPPORT OFFICE SCHEDULES (FT) (83-1)................
H-36    ORDERS...........................................................
H-37    ASSIGNMENT AND USE OF STOCK NUMBERS..............................
H-38    ASSIGNMENT OF SUBCONTRACTS.......................................

H-39    DRYDOCKING FACILITIES AND SHIPBUILDING WAYS
        CERTIFICATION (FT) (86-1)......................................
H-40    PRODUCTION SPECIAL TOOLING AND PRODUCTION SPECIAL TEST
        EQUIPMENT......................................................
H-41    CONTRACT PROBLEM IDENTIFICATION REPORTS........................
H-42    NOT USED
H-43    CURRENT CONTRACT DELIVERY DATE.................................
H-44    DOD FAR SUPPLEMENT.............................................
H-45    GOVERNMENT APPROVAL AND COMMENT................................
H-46    CONFIGURATION CONTROL..........................................
H-47    STORAGE OF GOVERNMENT-FURNISHED MATERIAL (GFM).................
H-48    GOVERNMENT-FURNISHED INFORMATION...............................
H-49    IDENTIFICATION MARKING OF PARTS................................
H-50    DISCLAIMER.....................................................
H-51    ADDITIONAL PROVISIONS RELATING TO SUBCONTRACTS.................
H-52    NOT USED
H-53    TECHNICAL SERVICES.............................................
H-54    PROTECTION OF THE SHIP DURING ADVERSE ENVIRONMENTAL
        CONDITIONS.....................................................
H-55    GOVERNMENT SUPPORT SERVICE CONTRACT PARTICIPATION..............
H-56    PREVENTION OF THE DISCHARGE OF OIL AND HAZARDOUS
        SUBSTANCES.....................................................
H-57    PRINTING OF TECHNICAL MANUALS, PUBLICATIONS, CHANGES,
        REVISIONS AND AMENDMENTS.......................................
H-58    PROCUREMENT FLOW-DOWN REQUIREMENTS.............................
H-59    NOT USED
H-60    PRODUCT - ORIENTED SURVEY......................................
H-61    MATERIAL REVIEW BOARD..........................................
H-62    BACKGROUND PATENT RIGHTS.......................................
H-63    DRAFT PLANS SUBMITTED WITH THE TECHNICAL PROPOSAL..............
H-64    PROPRIETARY DATA...............................................
H-65    QUALIFICATION OF CONTRACTOR NONDESTRUCTIVE TESTING
        PERSONNEL......................................................
H-66    TECHNICAL DATA.................................................
H-67    USE OF GOVERNMENT FACILITIES, SPECIAL TOOLING, AND
        SPECIAL PURPOSE TEST EQUIPMENT ON A NO-CHARGE BASIS............
H-68    PLANT PROTECTION...............................................
H-69    NOT USED
H-70    REQUIREMENTS FOR HAND-HELD POWER GRINDERS (NAVSEA 1971-1)......
H-71    ECONOMIC PURCHASE QUALITY - SUPPLIES...........................
H-72    ACCOUNTING BY ACRN.............................................
H-73    NOT USED
H-74    SHIPBUILDING SPECIFICATION MAINTENANCE.........................
H-75    ILS INCENTIVE FEE..............................................
H-76    NOT USED
H-77    WEIGHTED GUIDELINES............................................
H-78    WEIGHT CONTROL.................................................
H-79    SUPERVISOR'S FACILITIES........................................
H-80    ADDITIONAL SUPPORT FACILITIES..................................

H-81    NOT USED
H-82    DOMESTIC ACQUISITION OF SHIP PROPULSION SHAFTING...............
H-83    NOT USED
H-84    SELECTED SUBCONTRACTORS........................................
H-85    CONTRACT MILESTONES............................................
H-86    GOODS OR SERVICES FROM TOSHIBA OR KONGSBERG
        VAPENFABRIKK...................................................
H-87    REQUIRED SOURCES FOR MOORING CHAINS............................
H-88    EFFECTIVE DATE OF ISSUE OF REFERENCES..........................
H-89    LSD 44 THROUGH 48 INFORMATION..................................
H-90    SPECIAL AGREEMENT REGARDING SWITCHBOARD SUBCONTRACTS...........
H-91    REQUIREMENTS FOR AIR CIRCUIT BREAKERS USED IN NAVAL
        VESSELS........................................................
H-92    EXTRAORDINARY CONTRACTUAL RELIEF...............................
H-93    REPAIR PARTS, TOOLING AND EQUIPMENT............................

H-1  ACCESS TO THE VESSEL(S) (FT) (83-1)

     Officers, employees and associates of other prime Contractors with the Government and their subcontractors, shall, as authorized by the Supervisor, have, at all reasonable times, admission to the plant, access to the vessel(s) where and as required, and be permitted, within the plant and on the vessel(s) to perform and fulfill their respective obligations to the Government. The Contractor shall make reasonable arrangements with the Government or Contractors of the Government, as shall have been identified and authorized by the Supervisor to be given admission to the plant and access to the vessel(s) for office space, work areas, storage or shop areas, or other facilities and services, necessary for the performance of the respective responsibilities involved, and reasonable to their performance.

H-2  ADDITIONAL DEFINITIONS (FT) (90-1)

     As used throughout this contract, the following terms shall have the meanings set forth below:

     (a)  DEPARTMENT - means the Department of the Navy.

     (b) COMMANDER, NAVAL SEA SYSTEMS COMMAND - means the Commander of the Naval Sea Systems Command of the Department of the Navy or his duly appointed successor or duly authorized representative.

     (c) NAVSEA 08 - means the Deputy Commander, Nuclear Propulsion Directorate, Naval Sea Systems Command of the Department of the Navy.

     (d) SUPERVISOR - means the cognizant Supervisor of Shipbuilding, Conversion and Repair, Department of the Navy.

     (e) PROJECT MANAGER (SHAPM) (PMS) - means the PMS 377 Program Manager, or his duly appointed successor or duly authorized representative, of the Naval Sea Systems Command of the Department of the Navy.


H-3  ADDITIONAL INSURANCE PROVISIONS (FT) (86-1)

     (a) The provisions contained in the standard form of Marine Builder's Risk (Navy Form - Syndicate) policy referred to in paragraph (a) of the clause of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS"..."with leave to fire guns and torpedoes, but no claim to attach thereto for loss of or damage to the vessel or machinery unless the accident results in a total loss of a vessel," shall not include, or be construed as including, any operation conducted under the "General Scope of Work" and "Specifications" paragraphs of Section C of this contract; and further, the operations referred to in these aforesaid paragraphs shall not be deemed to be "warlike operation" as used in the Collision Liability and Protection and Indemnity Liabilities (Government Syndicate Form) policy referred to in paragraph (b) of the clause of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS". Further, the Contractor shall not carry Collision Liability and Protection and Indemnity Liabilities insurance (Government Syndicate Form) referred to in the first sentence of paragraph (b) of the clause of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS" during the period of the performance of the underway trials required by this contract, and the Government will indemnify the Contractor against liability (including expenses incidental thereto) to third persons which would have been covered by the aforesaid insurance if the Contractor had carried such insurance during the period stated above; provided, however, that the Contractor shall not
                                --------
be relieved of any other obligations required by the aforesaid paragraph (b) of the "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS" clause.

     (b)  Notwithstanding any provisions to the contrary in paragraph
(a) of the clause entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS", the assumption by the Government of the risk of loss of or damage to the vessels and the materials and equipment therefor provided for by the aforesaid paragraph (a) of the clause entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS", shall continue until the expiration of the guaranty periods of the vessels, or until completion of all work under this contract, whichever is later. The Government does not, however, assume the risk of loss of or damage to any equipment which results from a defect in a part thereof for which the Contractor is responsible pursuant to the "PRELIMINARY ACCEPTANCE", "GUARANTY PERIOD", or "INSPECTION" clauses of this contract. The term "equipment" as used in the preceding sentence means the largest integrated unit (e.g., component, subassembly, or individual system, as the case may be) furnished by the same supplier who furnished the part causing the loss or damage.

     (c) Any material furnished by the Government under this contract shall be deemed to be materials or equipment for the vessels within the meaning of the "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS" clause hereof.

     (d) It is understood that the operation of firing explosive charges to eject missiles is an operation conducted under the "General Scope of Work" and "Specifications" paragraphs of Section C of this contract, and accordingly, this clause applies to such operations.

     (e) The Government's liability under the last sentence of paragraph (a) of this clause, paragraph (b) of the clause of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS," and the Collision Liability and Protection and Indemnity Liabilities Insurance forms set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form Syndicate) and War Damage Insurance Policies, Referred to in Vessel Contracts of the Bureau of Ships" dated 23 November 1942, is subject to the availability of appropriated funds at the time a contingency occurs. Nothing in this contract shall be construed as implying that the Congress will, at a later date, appropriate funds sufficient to meet deficiencies.

H-4 ADDITIONATION CONTRACT REQUIREMENT RELATING TO GOVERNMENT PROPERTY (FT) (84-
1)

     (a) The Contracting Officer may increase the amount of property to be furnished under this contract and the contract shall be equitably adjusted to reflect such increase in accordance with procedures of the "CHANGES-Fixed-Price" clause of the contract.

     (b)(1) As to all equipments listed in Schedule "A" which will be permanently installed or otherwise will be built into the vessel(s), the AN nomenclature or other model designations given therein are to indicate only the basic description of equipments to be furnished and do not indicate the specific model or manufacturer's equipment that will be furnished. The Government may furnish, without issuing a change under the "CHANGES-Fixed-Price" clause of the contract, other equipments bearing nomenclature and model designations which further define the specific equipment to be furnished and to further substitute other equipments with different nomenclature or model designations as long as they are geometrically congruent dimensionally, and mechanically and electrically interchangeable with the equipment identified in Schedule "A".

     (2) As to all equipments listed in Schedule "A" which are portable in nature and require only means for stowage in the vessel(s), the AN nomenclature or other model designations given therein are to indicate only the basic description of the equipments to be furnished. The Government may furnish, without issuing any change under the "CHANGES-Fixed-Price" clause of the contract, other equipments bearing different AN nomenclature or other model designations as long as the equipments furnished are functionally interchangeable with the equipments specified in Schedule "A" and no changes in ship stowage provisions are required.

     (c) Unless otherwise specifically directed by the Supervisor, nonreusable crates and other nonreusable packaging in which Government

Property is delivered to the Contractor shall become the property of the Contractor upon removal of the packaged or crated material, in which event such crates and other packaging shall not be subject to the provisions of the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)".

     (d) Any packaging or preparation for delivery or for other disposal of Government Property by the Contractor at the direction or authorization of the Contracting Officer pursuant to paragraph (i) of the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)" shall be provided for by change order and an appropriate adjustment shall be made in the contract price in accordance with the clause of the contract entitled "CHANGES-Fixed-Price".


H-5  APPROVAL BY THE GOVERNMENT (AT) (83-1)

     Approval by the Government as required under this contract and applicable specifications shall not relieve the Contractor of its obligation to comply with the specifications and with all other requirements of the contract, nor shall it impose upon the Government any liability it would not have had in the absence of such approval.


H-6  ORDER OF PRECEDENCE

     (a) The terms and conditions of this contract are as follows and constitute the entire agreement of the parties:

     PART I - SCHEDULE
     -----------------
     Supplies or Services and Prices/Cost               Section  B
     Description/Specifications/Work Statement          Section  C
     Packaging and Marking                              Section  D
     Inspection and Acceptance                          Section  E
     Deliveries and Performance                         Section  F
     Contract Administration Data                       Section  G
     Special Contract Requirements                      Section  H
     PART II - CONTRACT CLAUSES
     --------------------------
     Contract Clauses                                   Section I
     PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
     ------------------------------------------------------------
     List of Attachment                                 Section J

     (b) The rights and obligations of the parties to this contract shall be subject to and governed by the contract as enumerated above. In the event of any inconsistency in this contract, the inconsistency shall be resolved by giving precedence in the following order:

(a)  the Schedule (excluding the referenced Section J Attachments);
(b) Contract Clauses; and (c) Specifications, Documents, Exhibits and other Attachments, contained in Section J.


H-7  NOT USED


H-8 DEFAULT (FT) (90-1) (NAVSEA 52.249-9104)

Insert FAR 52.249-8, entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)", by reference in SECTION I-1 of the contract. In addition, insert the following in
SECTION I-3:

     (a) The Government may, subject to the provision of paragraph (c) below, by written notice of default to the Contractor, terminate in whole or in part this contract in any one of the following circumstances:

          (i) if the contractor fails to make delivery of the vessels or supplies or to perform the services within the time specified herein or any extension thereof: or

          (ii) if the Contractor fails to perform any of the other provision of this contract, or so fails to make progress as to endanger performance of this contract in accordance with its terms, an in either of these two circumstances does not cure such failure within a period of ten (10) days (or such longer period as the Contracting Officer may authorize in writing) after receipt of notice for the Contracting Officer specifying such failure.

     (b) In the event the Government terminates this contract in whole or in part as provided in paragraph (a) of this clause. The Government may procure, upon such terms and in such manner as the Contracting Officer may deem appropriate, vessels, supplies or services similar to those so terminated, and the Contractor shall be liable to the Government for any excess costs for such similar vessels, supplies or services; provided, that the Contractor shall
                                       --------
continue the performance of this contract to the extent not terminated under the provisions of this clause. In addition to its other remedies, the Government may, with respect to work terminated as permitted in this clause, proceed with the completion of the vessels and supplies at such plant or plants, including that of the Contractor, as may be designated by the Contracting Officer. If the vessels are to be completed at the Contractor's plant, the Government may use all tools, machinery, facilities and equipment of the Contractor determined by the Contracting Officer to be necessary for that purpose. If the cost to the Government of the vessels and supplies therefore so procured or completed (after adjusting such cost to exclude the effect of changes in the plans and specifications made subsequent to the date of termination) exceeds the price fixed for such vessels and supplies under this contract (after adjusting such price on account of changes in the plans and specifications made prior to the date of termination) the Contractor, or its surety, if any, shall be liable for such excess.

     (c) Except with respect to defaults of subcontractors, the Contractor shall not be liable for any excess costs or other damages if the failure to perform the contract arises out of causes beyond the control and without the fault or negligence of the Contractor. Such causes may include; but are not restricted to, acts of God or of the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, and unusually severe weather; but in every case the failure to perform must be beyond the control and with the fault or negligence of the Contractor. If the failure to perform is caused by the default of a subcontractor, and if such default arises out of causes beyond the control of both the Contractor and subcontractor, and without the fault or negligence if either of them, the Contractor shall not be liable for any excess costs for failure to perform, unless the supplies for services to be furnished by the subcontractor were obtainable from other sources in sufficient time to permit the Contractor to meet the required delivery schedule. As used in this clause, the word "subcontractor" means subcontractor at any tier.

     (d) If this contract is terminated as provided in paragraph (a) of this clause, the Government, in addition to any other rights provided in this clause, may require the Contractor to transfer title (insofar as not previously transferred) and deliver to the Government, in the manner and to the extent directed by the Contracting Officer, (i) any completed vessels and supplies, and
(ii) such partially completed vessels supplies and materials, parts, tools, dies, jigs, fixtures, plans, drawings, information, and contract rights (hereinafter called manufacturing materials") as the Contractor has specifically constructed, produced or specifically acquired for the performance of such part of this contract as has been terminated; and the Contractor shall, upon direction of the Contracting Officer, protect and preserve property in the possession of the Contractor in which the Government has an interest. Payment for completed vessels and supplies delivered to and accepted by the Government shall be at the contract price. Payment for manufacturing materials delivered to and accepted by the Government and for the protection and preservation of property shall be in an amount agreed upon by the Contractor and Contracting Officer; failure to agree to such amount shall be dispute concerning a question of fact within the meaning of the clause of this contract entitled "Disputes:. The Government may withhold from amount otherwise due the Contractor for such completed vessels, supplies or manufacturing materials such sum as the Contracting Officer determines to be necessary to protect the Government against loss because of outstanding liens of former lien holders.

     (e) If after notice of termination of this contract under the provisions of this clause, it is determined for any reason that the Contractor was not in default under the provisions of this clause, or that the default was excusable under the provisions of this clause, the rights and obligations of the parties shall, if the contract contains a clause providing for termination for convenience of the Government, be the same as if the notice of termination had been issued pursuant to such clause.

     (f) The rights and remedies of the Government provided in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract.

H-9  DELIVERY OF COMPLETED VESSEL (FT) (JAN 1983)

The term "vessel" as used in this requirement refers to each of the vessels to be constructed and delivered under this contract.

(a) The vessel shall not be presented for acceptance trials (as used in this requirement acceptance trials means acceptance trials or combined acceptance trials) until it is determined by the Supervisor that the Contractor has satisfactorily carried out those parts of the builder's trials for which the Contractor is responsible, including builder's dock and sea trials, and that the Contractor has:

     (i) Corrected all Contractor responsible deficiencies discovered before completion of all builder's sea trials, unless otherwise agreed to in writing by the Contracting Officer; and

     (ii) Corrected all Contractor responsible deficiencies discovered after completion of the builder's sea trials which are determined by the Contracting Officer to be necessary to avoid an adverse effect on the operational capability of the vessel.

(b) The Contractor shall be responsible for scheduling an interval of a minimum of thirty (30) days between the satisfactory completion of acceptance trials and delivery of the vessel. During this period, the Contractor shall satisfactorily correct all Contractor responsible deficiencies, whether discovered before, during, or after completion of acceptance trials, which are determined by the Contracting Officer to be necessary to avoid an adverse effect on the operational capability of the vessel.

(c) Prior to delivery of the vessel, to the extent necessary for tests, crew training, or operations which the Government is to perform and which do not require the Government to have control of the entire vessel, the Contractor shall make parts of the vessel available to the Government; to the extent necessary for tests, crew training, trials or operations which the Government is to perform and which require the Government to have control of the entire vessel, such as alongside training, fast cruise and underway trials, the Contractor shall make the entire vessel available to the Government at dockside, at the Contractor's plant, for such periods of time as are necessary for such trials and operations. During all periods of time when the entire vessel is made available to the Government, the Contractor shall, as requested by the Government and required by the specifications, provide technical assistance and provide assistance necessary to correct defects which develop or are discovered during trials or operations of the vessel. Following the completion of each such trial or operation, the Government shall return the vessel to the Contractor at dockside, at the Contractor's plant, for the correction of defects, if any, and completion of construction in accordance with the terms of this contract.

(d) Upon satisfactory completion (i) of acceptance trials and (ii) of the correction of deficiencies as provided in paragraph (b) above, the Contractor shall deliver the vessel to the Government for preliminary acceptance.

(e) Following preliminary acceptance, the Government may, during the guaranty period, make the vessel available to the Contractor, at the Contractor's plant,
(i) for correction of defects noted at the time of preliminary acceptance, or which are discovered during the guaranty period, and (ii) for the performance of any additional work required by change orders issued pursuant to the "CHANGES" clause of this contract prior to preliminary acceptance and not theretofore performed. If the Government elects to make the vessel(s) available to the contractor, at the contractor's plant, for the accomplishment of the above described post delivery work, the contractor agrees to accept the vessel(s) and perform the work. The contractor also agrees to consider the accomplishment of additional work during the post-shakedown availability under a standard Government contract. If the post-shakedown availability period shall begin during but extend beyond the expiration of the guaranty period, the Government may during the extended period leave the vessel at the Contractor's plant or return the vessel thereto for the correction of defects not previously corrected and for the performance of any additional work required by change orders issued pursuant to the "CHANGES" clause of this contract prior to preliminary acceptance and not theretofore performed.

(f) The Contractor shall exercise reasonable care to protect the vessel at all times until the delivery of the vessel, and thereafter during such times as the vessel is at the Contractor's plant during the guaranty period or during the post-shakedown availability period if the latter shall extend beyond the expiration of the guaranty period, except for periods of time when the entire vessel is made available to the Government. During such periods, while the vessel is at the Contractor's plant, the Contractor shall provide assistance to protect and service the vessel, and shall effect any correction of defects or performance of uncompleted work, to the extent permitted or required by the Government.

(g) In accordance with the inspection requirements of the contract, all actions of the Government pursuant to this requirement shall be performed in such a manner as to not unduly delay the work.

H-10 DEPARTMENT OF LABOR SAFETY AND HEALTH STANDARDS FOR SHIPBUILDING (FT) (83-
1)

Attention of the Contractor is directed to Public Law 91-596, approved December 29, 1970 (84 Stat. 1590, 29 U.S.C 655) known as the "OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970" and to the "OCCUPATIONAL SAFETY AND HEALTH STANDARDS FOR SHIPYARD EMPLOYMENT" promulgated thereunder by the Secretary of Labor (29 C.F.R. 1910 and 1915). These regulations apply to all shipbuilding and related work, as defined in the regulations. Nothing contained in this contract shall be construed as relieving the Contractor from any obligations which it may have for compliance with the aforesaid regulations.

H-11  DOCUMENTATION OF REQUESTS FOR EQUITABLE ADJUSTMENT

     (a) For the purposes of this clause, the term "change" includes not only a change made pursuant to a written order designated as a "change order" but also
(i) an engineering change proposed by the Government or the Contractor pursuant to the "Other Change Proposals" or other clauses of this contract and (ii) any act or omission to act on the part of the Government in respect of which a request is made for equitable adjustment under the "CHANGES-Fixed-Price" clause or any other article or clause of this contract.

     (b) Whenever the Contractor requests or proposes an equitable adjustment of $250,000 or more per vessel in respect of a change made pursuant to a written order designated as a "change order" or in respect of a proposed engineering change and whenever the Contractor requests an equitable adjustment in any amount in respect of any other act or omission to act on the part of the Government, the proposal supporting such request shall include the following information for each individual item or element of the request:

     (1) A description (i) of the work required by the contract before the change, which has been deleted by the change, and (ii) of the work deleted by the change which already has been completed. The description is to include a list of identifiable components, equipment, and other identifiable property involved. Also, the status of manufacture, procurement, or installation of such property is to be indicated. Separate description is to be furnished for design and production work. Items of identifiable raw material, purchased parts, components and other identifiable hardware, which are made excess by the change and which are not to be retained by the Contractor, are to be listed for later disposition;

     (2) Description of work necessary to undo work already completed which has been deleted by the change;

     (3) Description of work which is substituted or added by the change. A list of identifiable components and equipment (not bulk materials or items) involved, should be included. Separate descriptions are to be furnished for design work and production work;

     (4) Description of interference and inefficiencies in performing the change;

     (5) Description of disruption attributable solely to the change; which description shall include the following information:

          (A) Description of each identifiable element of disruption and how work has been, or may be, disrupted;

          (B) The calendar period of time during which disruption occurred, or may occur;

          (C) Area(s) of the Contractor's operations where disruption occurred, or may occur;

          (D) Trade(s) or functions disrupted, with a breakdown of manhours and material for each trade or function;

          (E) Scheduling of trades before, during, and after the period of disruption insofar as such scheduling may relate to or be affected by the estimated disruption;

          (F) Description of any measures taken to lessen the disruptive effect of the change.

     (6) Delay in delivery attributable solely to the change;

     (7) Other work or increased costs attributable to the change;

     (8) Supplementing the foregoing, a narrative statement of the nature of the alleged Government act or omission, when the alleged Government act or omission occurred, and the "causal" relationship between the alleged Government act or omission and the claimed consequences therefor, cross-referenced to the detailed information provided as required above.

     (9) Each proposal submitted in accordance with this clause shall include a copy of the Contractor's ship's labor budget at the cost class level in effect as of the date the event began, the cost incurred at the cost level as of the same date, and the proposed effect of the change at the cost class level.

     (10) It is recognized that an individual request for equitable adjustment may not include all of the factors listed in subparagraphs (b)(1) through (b)(9) above, or that the Contractor may not reasonably be able to furnish complete information on all of the factors listed in subparagraphs
(b)(1) through (b)(9) above. Accordingly, the Contractor is only required to set forth in his request for equitable adjustment information with respect to those factors which are relevant to the individual request for equitable adjustment, or in the level of detail which is reasonably available to the Contractor.

     (c) In addition to any information required under paragraph (b) above, each proposal submitted in support of a claim for equitable adjustment, under any provision of this contract, of $100,000 or more, or under $100,000 if requested by the Contracting Officer, shall contain a duly executed Standard Form (SF) 1411 with respect to each individual claim item. The information furnished shall be in sufficient detail to permit the Contracting Officer to cross-reference the claimed increased costs, or delay in delivery, or both, as appropriate, as set forth in the SF 1411, with the information submitted pursuant to subparagraphs (b)(1) through (b)(8) hereof.

     (d) The certification requirements as set forth in the clause of this contract entitled "CERTIFICATION OF REQUESTS FOR ADJUSTMENT OR RELIEF EXCEEDING $100,000", or the clause of this contract entitled "REQUIREMENTS FOR ADEQUATE SUPPORTING DATA AND CERTIFICATION OF ANY CLAIM, REQUEST FOR EQUITABLE ADJUSTMENT, OR DEMAND FOR PAYMENT", as applicable, shall be complied with.

     (e) Pursuant to 10 U.S.C. 2405, no price adjustment to this contract will be made for any amount set forth in a claim, request for equitable adjustment, or demand for payment under this contract (or incurred due to the preparation, submission, or adjudication of any such claim, request, or demand) arising out of events occurring more than eighteen (18) months before the submission of the claim, request, or demand. A claim, request, or demand shall be considered to have been submitted only when the contractor has provided the certification required by section 6(c)(1) of the Contract Disputes Act of 1978 (41 U.S.C. 605(c)(1)) and the supporting data for the claim, request, or demand.


H-12  EQUITABLE ADJUSTMENTS: WAIVER AND RELEASE OF CLAIMS (FT) (83-1)

     (a) Whenever the Contractor, after receipt of a change made pursuant to the clause of this contract entitled "CHANGES-Fixed-Price" or after affirmation of a constructive change under the "NOTIFICATION OF CHANGES" clause, submits any claim for equitable adjustment under those clauses, such claim shall include all types of adjustments in the total amounts to which those clauses entitle the Contractor, including but not limited to adjustments arising out of delays or disruptions or both caused by such change.

     (b) Further, the Contractor agrees (except as the parties may otherwise agree) that, if required by the Contracting officer, he will execute a release, in form and substance satisfactory to the Contracting Officer, as part of the supplemental agreement setting forth the aforesaid equitable adjustment, and that such release shall discharge the Government, its officers, agents and employees, from any further claims including but not limited to further claims arising out of delays or disruptions or both, caused by the aforesaid change.

H-13  FINAL ACCEPTANCE (FT) (83-1)

     Each vessel shall be finally accepted upon the expiration of its guaranty period.

H-14  FINAL SETTLEMENT (FT) (83-1)

     Upon final acceptance of the vessel(s), or in the event of the termination of this contract on such terms that none of the vessel(s) is to be completed, then upon such termination, the Contractor shall be entitled to receive the balance owing to it under this contract, such payment to be made promptly after the amount of such balance shall have been determined. The Contractor and each assignee under an assignment in effect at the time of final settlement shall execute and deliver at the time of and as a condition precedent to final payment, a release in form and substance satisfactory to and containing such exemptions as may be found appropriate by the Contracting Officer, discharging the Government, its officers, agents and employees of and from liabilities, obligations and claims arising under this contract. The Contracting Officer may authorize partial payments an account of any such balance to be made in advance of final settlement. If this contract shall have been terminated in whole or in part, any such release shall also contain a release of all claims against the Government arising out of or by virtue of such termination.


H-15  FOREIGN SHIPYARD CONSTRUCTION PROHIBITION (FT) (83-1)

     Neither the vessel nor the hull, midbody, or other major fixed structural component of the vessel shall be constructed in a foreign shipyard.

H-16  GOVERNMENT PROPERTY (FT) (84-1)

     (a)  Government-Furnished Property.  The Government shall deliver to the
          -----------------------------
Contractor, for use in connection with and under the terms of this contract, the property described as Government furnished property in the Schedule or specifications, together with such related data and information as the Contractor may request and as may reasonably be required for the intended use of such property (hereinafter referred to as "Government-furnished property"). The delivery or performance dates for the supplies or services to be furnished by the Contractor under this contract are based upon the expectation that Government-furnished property suitable for use (except for such property furnished "as is") will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet such delivery or performance dates. In the event that Government-furnished property is not delivered to the Contractor by such time or times, the Contracting Officer shall, upon timely written request made by the Contractor, make a determination of the delay, if any, occasioned the Contractor thereby, and shall equitably adjust the delivery or performance dates or the contract price, or both, and any other contractual provision affected by any such delay, in accordance with the procedures provided for in the clause of this contract entitled "Changes-Fixed Price". Except for Government-furnished property furnished "as is", in the event the Government-furnished property is received by the Contractor in a condition not suitable for the intended use the Contractor shall, upon receipt thereof, notify the Contracting Officer of such fact and, as directed by the Contracting Officer, either (i) return such property at the Government's expense or otherwise dispose of the property, or (ii) effect repairs or modifications. Upon the completion of (i) or (ii) above, the Contracting Officer upon written request of the Contractor shall equitably adjust the delivery or performance dates or the contract price, or both, and any other contractual provision affected by the rejection or disposition, or the repair or modification, in accordance with the procedures provided for in the clause of this contract entitled "Changes-Fixed Price". The foregoing provisions for adjustment are exclusive and the Government shall not be liable to suit for breach of contract by reason of any delay in delivery of Government-furnished property or delivery of such property in a condition not suitable for its intended use.

     (b)  Changes in Government-furnished-Property.
          ----------------------------------------

     (1) By notice in writing, the Contracting Officer may (i) decrease the property provided or to be provided by the Government under this contract, or (ii) substitute other Government owned property for property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct with respect to the removal and shipping of property covered by such notice.

     (2) In the event of any decrease in or substitution of property pursuant to subparagraph (1) above, or any withdrawal of authority to use property provided under any other contract or lease, which property the Government had agreed in the Schedule, to make available for the performance of this contract the Contracting Officer, upon the written request of the Contractor (or, if the substitution of property causes a decrease in the cost of performance, on his own initiative), shall equitably adjust such contractual provisions as may be affected by the decrease, substitution, or withdrawal, in accordance with the procedures provided for in the "Changes-Fixed Price" clause of this contract.

     (c) Title. Title to all property furnished by the Government shall remain in the Government. In order to define the obligations of the parties under this clause title to each item of facilities, special test equipment, and special tooling (other than that subject to a

"Special Tooling" clause) acquired by the Contractor for the Government pursuant to this contract shall pass to and vest in the Government when its use in the performance of this contract commences, or upon payment therefor by the Government, whichever is earlier whether or not title previously vested. All Government-furnished property, together with all property acquired by the Contractor title to which vests in the Government under this paragraph, is subject to the provisions of this clause and is hereinafter collectively referred to as "Government Property". Title to Government property shall not be affected by the incorporation or attachment thereof to any property not owned by the Government, nor shall such Government property, or any part thereof, be or become a fixture or lose its identity as personalty by reason of affixation to any realty.

     (d)  Property Administration.  The Contractor shall comply with the
          -----------------------
provisions of Subpart 45.5 of the Federal Acquisition Regulation, as in effect on the date of the contract, which is hereby incorporated by reference and made a part of this contract. Material to be furnished by the Government shall be ordered or returned by the Contractor, when required, in accordance with the "Manual for Military Standard Requisitioning and Issue Procedure (MILSTRIP) for Defense Contractors" (Appendix H, DoD FAR Supplement) as in effect on the date of this contract, which Manual is hereby incorporated by reference and made a part of this contract.

     (e)  Use of Government Property.  The Government property shall, unless
          --------------------------
otherwise provided herein or approved by the Contracting Officer, be used only for the performance of this contract.

     (f)  Utilization, Maintenance and Repair of Government Property.  The
          ----------------------------------------------------------
Contractor shall maintain and administer, in accordance with sound industrial practice, and in accordance with applicable provisions of Subpart 45.5 of the Federal Acquisition Regulation, a program for the utilization, maintenance, repair, protection, and preservation of Government property until disposed of by the Contractor in accordance with this clause. In the event that any damage occurs to Government property the risk of which has been assumed by the Government under this contract, the Government shall replace such items or the Contractor shall make such repair of the property as the Government directs; provided, however, that if the Contractor cannot effect such repair within the time required, the Contractor shall dispose of such property in the manner directed by the Contracting Officer. The contract price includes no compensation to the Contractor for the performance of any repair or replacement for which the Government is responsible, and an equitable adjustment will be made in any contractual provisions affected by such repair or replacement of Government property made at the direction of the Government, in accordance with the procedures provided for in the "Changes-Fixed Price" clause of this contract. Any repair or replacement for which the contractor is responsible under the provisions of this contract shall be accomplished by the Contractor at his own expense.

     (g)  Risk of Loss.  Unless otherwise provided in this contract, the
          ------------
Contractor assumes the risk of, and shall be responsible for, any loss or damage to Government property provided under this contract upon its delivery to him or upon passage of title thereto to the Government as provided in paragraph (c) hereof, except for reasonable wear and tear and except to the extent that such property is consumed in the performance of this contract.

     (h)  Access.    The Government, and any persons designated by it, shall at
          ------
all reasonable times have access to the premises wherein any Government property is located, for the purpose of inspecting the Government property.

     (i)    Final Accounting and Disposition of Government Property.  Upon the
            -------------------------------------------------------
completion of this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property not consumed in the performance of this contract (including any resulting scrap) or not theretofore delivered to the Government, and shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property, as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the contract price or shall be paid in such other manner as the Contracting Officer may direct.


     (j)  Restoration of Contractor's Premises and Abandonment.
          ----------------------------------------------------
Unless otherwise provided herein, the Government:

          (i) may abandon any Government property in place, and thereupon all obligations of the Government regarding such abandoned property shall cease;


          (ii) has no obligation to the Contractor with regard to restoration or rehabilitation of the Contractor's premises, neither in case of abandonment (paragraph (j) (i) above), disposition on completion of need or of the contract (paragraph (i) above), nor otherwise, except for restoration or rehabilitation costs which are properly included in an equitable adjustment under paragraph (b) above.

     (k)  Communications.  All communications issued pursuant to this clause
          --------------
shall be in writing or in accordance with the "Manual for Military Standard Requisitioning and issue Procedure (MILSTRIP) for Defense Contractors" (Appendix H, DoD FAR Supplement).


H-17  GUARANTY PERIOD (FT) (83-1)

     (a) As used in this contract, the term "defects" includes any and all defects, deficiencies, deteriorations, and failure in the vessel(s). There shall be a guaranty period for each vessel beginning at the time of preliminary acceptance and ending nine (9) months after preliminary acceptance of the vessel, unless extended as provided in paragraph (b) below.

     (b) The guaranty period for each vessel shall be extended by the time during which such vessel is not available for unrestricted service by reason of any defects for which the Contracting Officer shall determine the Contractor to be responsible. During said period the vessel, after being fully equipped and armed and in all respects complete and ready for service, may be finally tried by and at the expense of the Government under conditions prescribed by the Secretary. The Contractor may, with approval of the Contracting Officer, have an engineer on board such vessel during such period. Such engineer shall have every reasonable opportunity to inspect the working of such vessel in all its parts but shall have no power to direct or control its operation.

H-18  NOT USED


H-19  INSPECTION

     (a) All "supplies" (which term when used throughout this clause includes without limitation raw materials, components, intermediate assemblies, and end products) shall be subject to inspection and test by the Government, to the extent practicable at all times and places including the period of manufacture or construction, and in any event prior to final acceptance of the vessel(s).

     (b) Supplies rejected prior to Preliminary Acceptance as not conforming to this contract, and any Contractor responsible defects discovered during the guaranty period shall, at the election of the Department be replaced or corrected either by the Department or by the Contractor. The Department will, whenever practicable, afford the Contractor an opportunity to examine the defective supplies before they are replaced or corrected. Supplies or lots of supplies which have been rejected or required to be corrected shall be removed, if permitted or required by the Contracting Officer, or corrected in place by and at the expense of the Contractor promptly after notice, and shall not thereafter be tendered for acceptance unless the former rejection or requirement of correction is disclosed. All replacements or corrections made by the Contractor shall be accomplished at no increase in the contract price. If the Contractor fails either promptly to remove such supplies or lots of supplies which are required to be removed, or promptly to replace or correct such supplies or lots of supplies, the Government either (i) may by contract or otherwise replace or correct such supplies, and equitably reduce the contract price; or (ii) may terminate this contract for default as provided in the clause of this contract entitled "DEFAULT". Unless the Contractor corrects or replaces such supplies within the required delivery schedule, the Contracting Officer may require the delivery of such supplies, and equitably reduce the contract price. Failure to agree to such equitable reduction shall be a dispute within the meaning of the clause of this contract entitled "DISPUTES."

     (c) The cost of any replacement or correction for which the Contractor is responsible shall be borne by the Contractor, except that the liability of the Contractor for the correction of defects discovered during the guaranty period (other than defects resulting from fraud or such gross mistakes as amount to fraud) shall be limited as set forth in the clause entitled "LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS". An increase in the contract price on account of any replacement or correction for which the Contractor is not responsible shall be determined pursuant to the clause of this contract entitled "CHANGES".

     (d) If any inspection or test is made by the Government on the premises of the Contractor or a subcontractor, the Contractor, without additional charge, shall provide all reasonable facilities and assistance for the safety and convenience of the Government inspectors in the performance of their duties. If Government inspection or test is made at a point other than the premises of the Contractor or a subcontractor, it shall be at the expense of the Government except as otherwise provided in the contract; provided, that in case of
                                              --------
rejection the Goverment shall not be liable for any reduction in value of samples used in connection with such inspection or test. All inspections and tests by the Government shall be performed in such a manner as not to unduly delay the work. The Government reserves the right to charge to the Contractor any additional cost of Government inspection and test when supplies are not ready at the time such inspection and test is required by the Contractor or when reinspection or retest is necessitated by prior rejection. Failure to inspect and accept or reject supplies shall neither relieve the Contractor from responsibility for such supplies as are not in accordance with the contract requirements nor impose liability on the Government therefor.

     (e) The inspection and test by the Government of any supplies or lots thereof does not relieve the Contractor from any responsibility regarding defects or other failures to meet the contract requirements which may be discovered prior to final acceptance. Final acceptance shall be conclusive except for latent defects, fraud or gross mistakes amounting to fraud.

     (f) The Contractor shall provide and maintain an inspection system acceptable to the Government prior to start of construction and which shall be in effect at the start of each phase of the construction of each vessel. Records of all inspection work by the Contractor shall be kept complete and available to the Government during the performance of this contract and for such longer period as may be specified elsewhere in this contract.

     (g) The Commander, Naval Sea Systems Command shall determine the responsibility of the Contractor under this clause.

H-20  INSPECTION FACILITIES (FT) (90-1)

     The facilities to be provided pursuant to paragraph (d) of the clause entitled "INSPECTION" shall be equal to those provided by the Contractor for his use for generally similar purposes, and shall include offices and related equipment; drafting rooms; convenient parking facilities; equipment for reproduction of such items as plans, booklets, test memoranda and allowance lists; and telephones connected to the Contractor's and local telephone system. Toll charges for the Supervisor's calls will be paid by the Government. In lieu of providing reproduction equipment, the Contractor may provide reproduction services to the Supervisor. Assistance shall include services necessary in testing or handling machinery, equipment, and materials for the purpose of inspection or test .


H-21 INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS (FT) (90-1)

     (a) The Contractor shall not, unless otherwise directed or approved in writing by the Department, carry or incur the expense of any insurance against any form of loss of or damage to the vessels or to the materials or equipment therefor to which the Government has acquired title or which have been furnished by the Government for installation by the Contractor. The Government assumes the risks of loss of and damage to the vessels and such materials and equipment which would have been assumed by the underwriters if the Contractor had procured and maintained throughout the term of this contract, on behalf of itself and the Government, insurance with respect to the vessels and such materials and equipment for full value against pre-keel and post-keel laying risks (i) under the forms of Marine Builders Risk (Navy Form-Syndicate) policy, including the rider attached to the "Free of Capture and Seizure" clause thereof, and War Damage policy, both as set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form-Syndicate) and War Damage Insurance Policies referred to in Vessel Contracts to the Bureau of Ships," dated 23 November 1942, or (ii) under any other policy forms which the Assistant Secretary of the Navy (R,D&A), Insurance office shall determine were customarily carried or would have been customarily carried by the Contractor in the absence of the foregoing requirement that the Contractor not carry or incur the expense of insurance, provided, that the Government does not assume any risk with
              --------
respect to loss or damage compensated for by insurance or otherwise or resulting from risks with respect to which the Contractor has failed to procure or maintain insurance, if available, as required or approved by the Department; provided, further, that under the above identified policies or under this clause
- --------  -------
the Government does not assume any risk with respect to, and will not pay for any costs of the Contractor for the inspection, repair, replacement, or renewal of any defects themselves in the vessel(s) or such materials and equipment due to (A) defective workmanship, or defective materials or equipment performed by or furnished by the Contractor or its subcontractors or, (B) workmanship, or materials or equipment performed by or furnished by the Contractor or its subcontractors which do(es) not conform to the requirements of the contract, whether or not any such defect is latent or whether or not any such non-conformance is the result of negligence; provided, further, that under the above
                                         --------  -------
identified policies or under this clause the Government does not assume the risk of and will not pay for the costs of any loss, damage, liability or expense caused by, resulting from, or incurred as a consequence of delay or disruption of any type whatsoever. No provision of this contract shall operate to subject the Contractor to a liability for which the Government has assumed the risk hereunder. Notwithstanding the foregoing, the Contractor shall bear the first $10,000 of loss or damage from each occurrence or incident the risk of which the Government otherwise would have assumed under the provisions of this paragraph.

     (b) Unless otherwise directed by the Department, the Contractor shall procure and thereafter maintain with respect to each of the vessels Collision Liability and Protection and Indemnity Liabilities Insurance (Government-Syndicate Form), as set forth in the aforesaid 23 November 1942 pamphlet, if available, in an amount equal to (i) eighty percent (80%) of the sum of the firm fixed price of the vessel and an amount estimated by the Department to represent the value of materials and equipment furnished by the Government for installation by the Contractor, or
(ii) Two Million Dollars ($2,000,000), whichever shall be less. The Government will indemnify the Contractor against liabilities (including expenses incidental thereto) to third persons which, but for the limitation on amount specified in this paragraph, would have been covered by such Collision Liability and Protection and Indemnity Liabilities Insurance, and which are not compensated for by insurance or otherwise, provided such liabilities are represented by final judgments or by settlements approved in writing by the Department. The Contractor shall not, however, be so indemnified against liabilities with respect to which the Contractor has failed to procure or maintain insurance, if available, as required or approved by the Department. The Contractor shall promptly notify the Department of each suit or action filed and each claim made against which the Contractor may be entitled to indemnification under this paragraph. The Contractor shall furnish the Department with copies of all papers received with respect to each suit, action or claim and, if requested by the Department, shall authorize representatives of the Government to settle or direct or take charge of the defense of, such suit, action or claim. In the absence of such request, the Contractor shall diligently proceed with such defense. The Government's liability under this paragraph (b) and the Collision Liability and Protection and Indemnity Liabilities Insurance forms set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form Syndicate) and War Damage Insurance Policies, referred to in Vessel Contracts of the Bureau of Ships, dated 23 November 1942, is subject to the availability of appropriated funds at the time a contingency occurs. Nothing in this contract shall be construed as implying that the Congress will, at a later date, appropriate funds sufficient to meet deficiencies.

     (c) The cost of the insurance required by paragraph (b) of this clause is included in the firm fixed price and the cost of all other insurance which may be required or approved pursuant to this clause will be considered allowable costs under this contract. If the Department should require or approve the cancellation of any such insurance, the Contractor will promptly pay to the Government the amount of all unearned premiums refunded to the Contractor, but only to the extent that such premiums shall have been reimbursed to the Contractor by the Government or included in the firm fixed price.

     (d) All insurance which is or may be required or approved pursuant to this clause shall be in such form, in such amounts, for such periods of time, and with such insurers as the Department may from time to time require or approve, provided the Contractor shall be named as an insured and shall be entitled to payment of any loss or damage as its interests may appear. The policies or certificates of insurance shall be deposited with the Assistant Secretary of the Navy (R,D&A), Insurance office, or as the Department may otherwise direct.

     (e) In the event of loss of or damage to any of the vessels or any of the materials or equipment therefor which may result in a claim against the Government under the insurance provisions of this contract, the Contractor promptly shall notify the Contracting Officer of such loss or damages, and the Contracting Officer may, without prejudice to any other right of the Government, either:

          (i) Order the Contractor to proceed with replacement or repair in which event the Contractor shall effect such replacement or repair. The Contractor shall submit to the Contracting Officer a request for reimbursement of the cost of such replacement or repair together with such supporting documentation as the Contracting Officer may reasonably require, and shall identify such request as being submitted under the "INSURANCE" clause of the contract. If the Government determines that the risk of such loss or damages is within the scope of the risks assumed by the Government under this clause, the Government will reimburse the Contractor for the reasonable, allowable cost of such replacement or repair, plus a reasonable profit, less the deductible amount specified in paragraph (a) of this clause. Payments by the Government to the Contractor under this "INSURANCE" clause are outside the scope of and shall not affect the pricing structure of the contract (firm fixed price or incentive type arrangement, as applicable), and are additional to the compensation otherwise payable to the Contractor under this contract; or

          (ii) In the event the Contracting Officer decides that the loss or damage shall not be replaced or repaired,

            (A) Modify the contract appropriately consistent with the reduced requirements reflected by the unreplaced or unrepaired loss or damage, or

            (B) Terminate the construction of any part or all of the vessel(s) under the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT".


H-22  LIENS AND TITLE (FT) (83-1)

     (a) Any and all partial payments made hereunder on account of the vessels and the materials and equipment therefor shall be secured, when made, by a lien in favor of the Government upon such material and equipment on account of all payments so made, except to the extent that the Government, by virtue of any other provision of this contract, or otherwise, shall have valid title to such material and equipment as against other creditors of the Contractor. If such property is not identified by marking or segregating, the Government shall be deemed to have a lien upon a proportionate part of any mass of property with which such property is commingled. Any lien provided for by virtue of this clause is paramount to all other liens under the provisions of an Act approved 22 August 1911 (Pub. Law No. 41, 62d Cong., 37 Stat. 32; 10 U.S.C. Sec 7521). Upon completion and delivery of the vessels, said lien shall be discharged as to any materials and equipment which have not been included in the vessels and which are no longer required therefor.

     (b) The Contractor shall immediately discharge or cause to be discharged any lien or rights in rem of any kind, other than in favor of the Government,
                   ------
which at any time exists or rises with respect to the machinery, fittings, equipment or materials for the vessels. If any such lien or right in rem is not
                                                                   ------
immediately discharged, the Government may discharge or cause to be discharged said lien or right in rem at the expense of the Contractor.
                   ------

     (c) Title to the vessels under construction shall be in the Government and title to all materials and equipment acquired for each vessel shall vest in the Government upon delivery thereof to the plant of the Contractor or other place of storage selected by the Contractor, whichever of said events shall first occur; provided, that the supervisor may, by written direction,
                   --------
require that title shall vest in the Government upon delivery of such materials and equipment to the carrier for transportation to the plant of the Contractor or other place of storage selected by the Contractor. The amount of any freight charges, transportation, taxes or other costs which would have been paid by the Contractor, either directly or as an element of any subcontract cost, and which the Contractor shall not be required to pay as a result of such earlier vesting of title and any use of Government bills of lading, shall be determined and treated as though resulting from a change order and the contract price reduced accordingly. Upon completion of the vessels, or with the approval of the Supervisor at any time during the construction of the vessels, all such materials and equipment which have not been included therein and which are agreed between the Contractor and the Supervisor to be no longer required therefor, except materials and equipment which were furnished by the Government or the cost of which has been reimbursed by the Government to the Contractor, shall become the property of the Contractor; provided, however, that models, mockups, plans and other items
                --------
which the Contractor is expressly required to construct, prepare, or furnish shall remain the property of the Government. Upon completion of the contract, or at such earlier date as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the

Contracting Officer, inventory schedules covering all items of property not consumed in the performance of this contract (including any resulting scrap) or not theretofore delivered to the Government, the cost of which has been reimbursed by the Government to the Contractor apart from the fixed price.
The Contractor shall deliver or make such other disposal of such property as may be directed or authorized by the Contracting Officer. Recoverable scrap from such property shall be reported in accordance with such procedure and in such form as the Contracting Officer may direct. The net proceeds of any such disposal shall be credited to the Government and shall be paid in such manner as the Contracting Officer may direct. For the purpose of this clause, "net proceeds" means actual amount collected from such sale of disposal less sales, collection fees and other reasonable related expenses.

H-23  LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS

     The liability of the Contractor as to any vessel for the correction of defects, as determined pursuant to the "INSPECTION" and "GUARANTY PERIOD" clauses of this contract, discovered during the guaranty period (other than defects resulting from fraud or such gross mistakes as amount to fraud) shall
be limited to   *  .
              -----

*Two percent of the average firm fixed price of Items 0001, 0002 and 0003. H-24 LOGISTIC SUPPORT REQUIREMENT (AT) (90-1)

     (a) This clause applies whenever the contract specifications, by reference to a Military Specification or otherwise, specify repair parts or stock components (hereinafter called "repair parts") for a ship component or item of equipment.

     (b) With respect to ship components or equipments manufactured other than in the United States or Canada, the Contractor agrees that, in addition to any other data required by this contract, it will furnish under this contract sufficient data so that the repair parts can be reproduced in the United States or Canada unless the suppliers of the ship components or equipments shall have made arrangements satisfactory to the Contractor and approved by the Contracting Officer for the manufacturing of repair parts in the United States or Canada. For the purpose of this clause, "sufficient data" shall mean detail drawings and other technical information sufficiently extensive in detail to show design, construction, dimensions, and operation or function, manufacturing methods or processes, treatment or chemical composition of materials, plant layout and tooling. All data shall be in the English language and according to the United States system of weights and measures, and drawings for components, assemblies, subassemblies and parts protected by U.S. patents shall contain a prominent notation to that effect fully identifying the patent or patents involved, and bearing the number of this contract.

     (c) With respect to all data required to be furnished under this clause, there shall be granted to the Government, its officers, agents, and employees acting within the scope of their official duties, a royalty-free, nonexclusive and irrevocable license throughout the word for Government purposes to publish, translate, reproduce, deliver, perform, dispose of and to authorize others to do so, all the aforesaid data. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or the right otherwise granted to the Government under any patent.


H-25  NATIONAL STOCK NUMBERS (FT)(83-1)

     Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards the terms and acronyms shall be interpreted as National Item Identification Number (NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

     (a)  National Item Identification Number (NIIN).   The number assigned
          ------------------------------------------
     to each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non-significant number.

     (b)  National Stock Number (NSN).  The National Stock Number (NSN) for an
          ---------------------------
     item of supply consists of the applicable four position Federal Supply Class TFSC) plus the applicable nine position National Item Identification Number (NIIN) assigned to the item of supply.


H-26  NAVY REORGANIZATION (FT)(83-1)

     Pursuant to a reorganization within the Department of the Navy, effective 1 July 1974, the Naval Sea Systems Command has become the successor to the Naval Ship Systems Command and the Naval Ordnance Systems Command. The Naval Ship Systems Command was the successor to the Bureau of Ships. The Naval Ordnance Systems Command and the Naval Air systems command were the successors to the Bureau of Naval Weapons, which was the successor to the Bureau of Ordnance and the Bureau of Aeronautics. Accordingly, as appropriate in view of the foregoing, reference in the contract and in the documents referenced therein to the Naval Ship Systems Command, the Bureau of Ships, the Naval Ordnance Systems Command, the Naval Air Systems Command, the Bureau of Naval Weapons, the Bureau of Ordnance or the Bureau of Aeronautics shall be deemed to refer to the Naval Sea Systems Command.


H-27  NOTIFICATION OF CHANGES (FT) (83-1)

     (a)  Definitions.      As used in this clause, the term "Contracting
          -----------
Officer" does not include any representative of the Contracting Officer whether or not such representative is acting within the scope of his authority nor does it include any other individuals or activities that in any way communicate with the Contractor. As used in this clause, the term "conduct" includes both actions and failures to act, and includes the furnishing of, or the failure to furnish, any item under any provision of this contract.

     (b)  Notice.      The primary purpose of this clause is to obtain prompt
          ------
reporting of any conduct which the Contractor considers would constitute or would require a change to this contract. The parties acknowledge that proper administration of this contract requires that potential changes be identified and resolved as they arise. Therefore, except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Contracting Officer of any conduct which the Contractor considers would constitute or would require a change to this contract. Such notice shall be provided promptly, and in any event within thirty (30) calendar days from the date the Contractor identifies any such conduct. The Notice shall be written and shall state, on the basis of the most accurate information available to the
Contractor:

          (i) The date, nature, and circumstances of the conduct regarded as a change;

         (ii) The name, function, and activity of the individuals directly involved in or knowledgeable about such conduct;

        (iii) The identification of any documents and the substance of any oral communication involved in such conduct;

         (iv) The particular elements of contract performance for which the Contractor might seek an equitable adjustment under this clause, including:

          (1) What ship(s) have been or might be affected by the potential change;

          (2) To the extent practicable, labor or materials or both which have been or might be added, deleted, or wasted by the potential change;

          (3) To the extent practicable, the Contractor's preliminary order of magnitude estimate of cost and schedule effect of the potential change; and

          (4) What and in what manner are the particular technical requirements or contract requirements regarded as changed.

     (c)  Continued Performance.     Except as provided in paragraph (f) below,
          ---------------------
following submission of notice, the Contractor shall take no action to implement a potential change until advised by the Contracting Officer in writing as provided in (d) below, unless the potential change was previously directed by the contracting Officer, in which case the Contractor shall conform therewith. Nothing in this paragraph (c) shall excuse the Contractor from proceeding with contract work other than implementation of the potential change or from proceeding in accordance with directions issued by the Contracting Officer.

     (d)  Government Response.     The Contracting Officer shall promptly, and
          -------------------
in any event within twenty-one (21) calendar days after receipt of Notice, respond thereto in writing. In such response, the Contracting Officer shall either:

          (i) Confirm that the conduct of which the Contractor gave notice would constitute a change, and when necessary, direct the mode of further performance, or;

         (ii) Countermand any conduct regarded by the Contractor as a change, or;

        (iii) Deny that the conduct of which the Contractor gave notice would constitute a change and, when necessary, direct the mode of further performance, or;

         (iv) In the event the Contractor's notice information is inadequate to make a decision under (i), (ii) or (iii) above, advise the Contractor what additional information is required.

Failure of the Government to respond within the time required above shall be deemed a countermand under (d)(ii).

     (e)  Equitable Adjustments.     Equitable adjustments for changes
          ---------------------
confirmed or countermanded by the Contracting Officer shall be made in accordance with the clause of this contract entitled "CHANGES-Fixed-Price", or any other provision of this contract which provides for an equitable adjustment.

     (f)  Special Procedures.     Paragraph (c) provides that the Contractor is
          ------------------
to take no action to implement a potential change pending the Contracting Officer's response to the Contractor's notice of the potential change, except where specifically directed by the Contracting Officer. In special situations, however, where

        (1) The circumstances do not allow sufficient time to notify the Contracting Officer of the facts prior to the need to proceed with the work, and;

        (2) The work must proceed to avoid hazards to personnel or property or to avoid additional cost to the Government,

the Contractor may proceed with work in accordance with the potential change. In such special situations, the Contractor shall advise the Contracting officer in writing within ten (10) days of the conduct giving rise to the potential change that the Contractor has proceeded and shall describe the nature of the special situation which required proceeding prior to notification. Within thirty (30) calendar days of the conduct giving rise to the potential change, the Contractor shall provide notice as required in (b) above. The Contracting
Officer shall respond as set forth in (d) above.    If the Contracting Officer
determines that the conduct constitutes a change and countermands it, the Contractor shall be entitled to an equitable adjustment for performance in accordance with that change prior to the countermand including performance resulting from the countermand.

     (g) When the Contractor identifies any conduct which may result in delay to delivery of the ship(s), the Contractor shall promptly so inform the Contracting Officer thereof prior to providing the notice required by paragraph
(b) above.

     (h) Despite good faith best efforts, occasions may arise in which the Contractor does not provide notice within the time periods specified in paragraphs (b) and (f) above. Accordingly, prior to the end of the first and third quarters of each calendar year through the period of performance of this contract, beginning with the first quarter of 1989, the Contractor shall deliver to the Government an executed bilateral contract modification, in the format set forth in Exhibit "Al" to this provision, covering the six month period of time ending with the second and fourth quarters, respectively, of the preceding year, with such specific exceptions, if any, as are identified by the Contractor. If the Contractor cites specific exceptions to the release, the Contractor shall concurrently provide the Contracting Officer with notice, containing the information set forth in paragraph (b) of this provision, for each item excepted from the release. However, the release required by this clause shall not make unallowable any costs which are otherwise allowable under any other provision of this contract.

     Within sixty (60) days of receipt of the release, the Contracting Officer shall sign and return a copy of the release to the Contractor. If the Contracting Officer fails to execute and return the release within the required time, then the release shall be deemed to be void and of no effect for the period involved.

(i) If the release in accordance with paragraph (h) above is not provided to the Government by the Contractor in the time required, the Contracting Officer may execute the release as set forth in Exhibit "Al" and send it to the Contractor. If the Contractor fails to execute the release and return it to the Government (with any specific exceptions) within sixty (60) days of receipt thereof, the required release shall then be deemed effective as if signed by the Contractor.


Exhibit A to the Provision entitled "Notification of Changes"
- -------------------------------------------------------------

This modification reflects the agreement of the parties to the mutual full and final releases for the consequences of that conduct (as conduct is defined in the clause entitled "NOTIFICATION OF CHANGES"), described below, except the conduct identified in Attachment A hereto is excluded and not covered by the terms of this release.

1. Except for the conduct listed in Attachment A by either party, neither the Contractor nor the Government shall be entitled to any equitable adjustment or to money damages and/or other relief for any conduct, as specified below.

2. In consideration of the foregoing the parties hereby agree to the following release:

     a. The Government, for itself, its assigns, vendors, suppliers, and contractors, hereby remises, releases, and forever discharges the Contractor, its officers, agents and employees from any and all entitlement of the Government to equitable adjustment of the contract price and delivery schedule due to conduct under this contract, which occurred
on or before     *     .
             ----------

     b. The Contractor, for itself, its successors, assigns, vendors, suppliers, and subcontractors, hereby remises, releases and forever discharges the Government, its officers, agents and employees from (i) any and all entitlement of the Contractor to equitable adjustment of the contract price and delivery schedule of this contract or of any other Government contract (with this or any other Contractor) or any contract between the Contractor and any third party by reason of any conduct which increases the Contractor's cost or time of performance of work under this contract and meets the following
conditions (1) known to the Contractor, (2) occurred on or before   *   and (3)
                                                                  -----
the Contractor failed to give notice prior to date of this release, and (ii) any and all liabilities to the Contractor for money damages and/or other relief for the impact of any such conduct, upon this contract or any other Government contract (with this or any other Contractor) or any contract between the Contractor and any third party.


*  Insert the date of the last day of the applicable period.

H-28  OTHER CHANGE PROPOSALS (FT)

     (a) The Contracting Officer, in addition to proposing engineering changes pursuant to other clauses of this contract, and in addition to issuing changes pursuant to the clause of this contract entitled "CHANGES-Fixed-Price", may propose other changes within the general scope of this contract as set forth below. Within ninety (90) days from the date of receipt of any such proposed change, or within such further time as the Contracting Officer may allow, the Contractor shall submit the proposed scope of work, plans and sketches, and his estimate of: (A) the cost, (B) the weight and moment effect, (C) effect on delivery dates of the vessel(s), and (D) status of work on the vessels affected by the proposed change. The proposed scope of work and estimate of cost shall be in such form and supported by such reasonably detailed information as the Contracting officer may require. Within sixty (60) days from the date of receipt of the Contractor's estimate, the Contractor agrees to either (A) enter into a supplemental agreement covering the estimate as submitted, or (B) if the estimate as submitted is not satisfactory to the Contracting Officer, enter into negotiations in good faith leading to the execution of a bilateral supplemental agreement. In either case, the supplemental agreement shall cover an equitable adjustment in the contract price, including an equitable adjustment for the preparatory work set forth above, scope, and all other necessary equitable adjustments. The Contractor's estimate referred to in this subparagraph shall be a firm offer for sixty (60) days from and after the receipt thereof by the Contracting Officer having cognizance thereof, unless such period of time is extended by mutual consent.

     (b) Pending execution of a bilateral agreement or the direction of the Contracting Officer pursuant to the "CHANGES-Fixed-Price" clause, the Contractor shall proceed diligently with contract performance without regard to the effect of any such proposed change.

     (c) In the event that a change proposed by the Contracting Officer is not incorporated into the contract, the work done by the Contractor in preparing the estimate in accordance with subparagraph (a) above shall be treated as if ordered by the Contracting Officer under the "CHANGES-Fixed-Price" clause. The Contractor shall be entitled to an equitable adjustment in the contract price for the effort required under subparagraph (a), but the Contractor shall not be entitled to any adjustment in delivery date. Failure to agree to such equitable adjustment in the contract price shall be a dispute within the meaning of the clause of this contract entitled "DISPUTES".

H-29  PAYMENTS    (FP) (90-1)

     (a)  Computation of Payments
          -----------------------

        (1) Until such time as physical progress in the performance of work on a vessel is fifty percent (50%) complete, the Government, upon submission by the Contractor of invoices certified by the Contractor as hereinafter provided, will promptly make payments, on account of the total contract price, at ninety percent (90%) of the amount determined by multiplying the total contract price of such vessel by the percentage of physical progress in the performance of work on such vessel as certified by the Contractor subject to the approval of the Supervisor; provided, that no such payment shall be made
                                --------
in an amount which when added to the total of all payments previously made with respect to such vessel under (i) paragraph (a) of this clause exceeds one hundred percent (100%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel.

        (2) After the percentage of physical progress in the performance of work on a vessel has reached fifty percent (50%), the Government, upon submission by the Contractor of invoices certified by the Contractor as hereinafter provided, will promptly make payments, on account of the total contract price, of one hundred percent (100%) of the amount determined by: (i) multiplying the total contract price of such vessel by the percentage of physical progress in the performance of work on such vessel as certified by the Contractor subject to the
approval of the Supervisor, and (ii) subtracting from that product five percent (5%) of the total contract price of such vessel; provided, that no such payment
                                                 --------
shall be made in an amount which when added to the total of all payments made previously with respect to such vessel under (i) paragraph (a) of this clause exceeds one hundred five percent (105%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel; provided, further, that the Contractor furnishes data on
                     -----------------
actual cumulative costs and estimated future costs acceptable to the Supervisor which demonstrates to the satisfaction of the Supervisor that the Contractor will make a profit of at least five percent (5%) on completion of the contract, and the Contractor provides updated information on a quarterly basis. If the updated data indicate the Contractor will not make a profit of at least five percent (5%) on completion of the contract, the progress payments shall be adjusted retroactively so that the total of all payments made with respect to the vessel under (i) paragraph (a) of this clause shall not exceed one hundred percent (100%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel.


     (b)  Invoices
          --------

        Invoices may be submitted every two weeks, but not more frequently;

provided, however, that if after contract award more frequent progress payments
- -----------------
are approved by cognizant Government authority, this provision shall be modified accordingly without additional consideration by the Contractor to the Government for such modification. No payment will be required to be made upon invoices aggregating less than five thousand dollars ($5,000). The Contractor shall certify on each invoice:

        (1) the percentage of physical progress in the performance of work on the vessel as a decimal carried to four places; and

        (2) the allowable costs incurred in the performance of the work on the vessel as of the date the invoice is submitted. Such certification shall provide for cost category reporting in accordance with the Contractor's normal accounting system and shall be broken down into direct material, direct labor, and indirect costs.

     (c)  Physical Progress and Weighting Factors
          ---------------------------------------

        (1) Within sixty (60) days after contract award the Contractor shall submit a progressing system description for review and approval by the Contracting Officer. Upon approval of such system, progress payments shall be in accordance with the approved system. Subsequent revisions to the approved system shall be submitted to the Contracting Officer for approval prior to implementation.

      (2) the mutually agreed upon weighting factors for the categories of labor and material for each vessel are set forth in Attachment * to this
                                                              ---
contract. The weighting factors shall be revised quarterly. Notwithstanding the above, revision of weighting factors may be requested by either party when factual data indicate that the weighting factors then in use are no longer representative of the actual labor and material distribution. Revisions of weighting factors shall be supported by detailed de-escalated (estimated final) direct material, direct labor, and indirect costs and additional data concerning the cause of the change in the weighting factors. Any change in the weighting factors shall be set forth in a supplemental agreement to this contract.

   (d)  Incurred Costs
        --------------

     For the purpose of this clause, "incurred costs" are those costs identified through the use of the accrual method of accounting, as supported by the records maintained by the Contractor and which are allowable in accordance with Part 31 of the Federal Acquisition Regulation (FAR) and Part 31 of the DoD FAR Supplement in effect on the effective date of this contract and include only:

     (1) Costs for items or services purchased directly for the contract which are paid as well as incurred, as shown by payment made by cash, check, or other form of actual payment; and

     (2) Costs incurred, but not necessarily paid, for materials issued from the Contractor's stores inventory and placed in the production process for use on the contract, for direct labor, for direct travel, for other direct in-house costs and for properly allocable and allowable overhead (indirect) costs, all as shown by records maintained by the Contractor for the purpose of obtaining payment under Government contracts, provided that the Contractor is not delinquent in payment of costs of contract performance in the ordinary course of business; and

     (3) With respect to allocated and allowable costs of pension contributions, when pension contributions are paid by the Contractor to the retirement fund less frequently than quarterly, accruals of the costs of these pension contributions shall be excluded from the Contractor's incurred costs until such costs are paid. If pension contributions are paid on a quarterly or more frequent basis, accruals of such costs may be included in the Contractor's incurred costs, provided that the pension contributions are paid to the retirement fund within thirty (30) days after the close of the period covered by payment. If payments are not paid within such thirty (30) day period, pension contributions shall be excluded from the Contractor's incurred costs until payment therefor has been made.

        (4) Incurred costs shall not include any costs which are required under any provision of this contract to be reimbursed or paid by the Government to the Contractor or by the Contractor to the Government other than through an equitable adjustment in the contract price.

        (5) If an overpayment is made relative to this paragraph (d), interest shall be charged at the prevailing per annum rate established by the Secretary of the Treasury, pursuant to Public Law 92-41, from the date such overpayment is made (date of Government check) until the date the overpayment if fully recovered.

     (e)  Retentions
          ----------

        (1) Upon preliminary acceptance of each vessel and upon the submission of properly certified invoices, the Government will pay to the Contractor the amount withheld under paragraph (a) of this clause in respect of that vessel in excess of (i) a performance reserve in the amount of one and one-half percent (1.5%) of the allocated total contract price for such vessel, or (ii) one hundred thousand dollars ($100,000), whichever is greater. If at any time it shall appear to the Government that the amount of performance reserve may be insufficient to meet the cost to the Government of finishing any unfinished work under the contract for which the Contractor is responsible, or of correcting defects for which the Contractor is responsible which are discovered prior to preliminary acceptance or during the guaranty period of any vessel, the Government may, in making payments under this clause, deduct or withhold such additional amounts as it may determine to be necessary to render such reserve adequate; provided, that any additional amounts deducted or withheld on account
          --------
of defects which are discovered during the guaranty period of the vessel shall not exceed the limit of the Contractor's liability as set forth in the clause entitled "LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS", reduced by the amounts of the cost incurred by the Contractor for work on such vessel because of Contractor responsible deficiencies which are discovered during the guaranty period of the vessel.

        (2) The Government may, in its discretion, make payments prior to final settlement on account of the reserves established under this clause, subject to such conditions precedent as the Contracting Officer may prescribe.

        (3) The Government shall, at the time of final settlement, in accordance with the provisions of the clause entitled "FINAL SETTLEMENT", pay the Contractor the balance owing to it under the contract promptly after the amount of such balance shall have been determined.

     (f)  Certifications and Audits
          -------------------------

        At any time or times prior to final payment under this contract, the Contracting Officer may have any invoices and statements or certifications of costs audited. The Contracting Officer may require the Contractor to submit, or make available for examination by the Contracting Officer or his designated representative, the supporting documentation upon which invoices, statements or certifications of costs are based. Each payment theretofore made shall be subject to reduction as necessary to reflect the exclusion of amounts included in the invoices or statements or certifications of costs which are found by the Contracting Officer, on the basis of such audit, not to constitute allowable costs. Any payment may be reduced for overpayments, or increased for underpayments on preceding invoices.

H-30  PLANS AND OTHER DATA (FT) (83-1)

  Whenever the Department shall so require, the Contractor shall, at the cost of reproduction, furnish to whomsoever may be designated by the Department (including other shipbuilding Contractors), copies of working plans (including reproducibles), selected record plans, indices, material schedules, plan schedules, purchase specifications and other data relating to the construction of the vessel. The furnishing of such data shall not constitute any guaranty or warranty, either express or implied, by the Contractor other than that they are correct copies of such data.

H-31  PRELIMINARY ACCEPTANCE (AT) (83-1)

  Upon satisfactory completion of the applicable trial requirements and upon delivery as provided in Section F of this contract, each vessel shall be preliminarily accepted.

H-32  PRICE ADJUSTMENT FOR CHANGES IN FEDERAL LAW (FT) (83-1)

(a)  Definitions
     -----------

     For the purpose of this requirement:

          (i) The term "Currently Applicable Federal Laws" is defined to mean and include only the statutes listed below and regulations thereunder, promulgated by Federal authorities as in effect on the effective date of this modification.

               (A)  Contract Work Hours and Safety Standards Act

               (B)  Occupational Safety and Health Act of 1970

               (C)  Atomic Energy Act of 1954

               (D)  National Environmental Policy Act of 1969

               (E)  Clean Air Act and the following amendments thereto:

                    (1)  Clean Air Act Amendments of 1966;

                    (2)  Clean Air Act Amendments of 1970; and

                    (3)  Clean Air Act Amendments of 1977.

               (F) Federal Water Pollution Control Act Amendments of 1972 and the following amendment thereto:

                    (1)  Clean Water Act of 1977; and

               (G)  Refuse Act

               (H)  Noise Control Act of 1972

               (1)  Toxic Substances Control Act

               (J) Solid Waste Disposal Act and the following amendment thereto:

                    (1)  Resource Conservation and Recovery Act of 1976

               (K)  Oil Polution Act of 1961

               (L)  Marine Protection, Research and Sanctuaries Act of 1972

               (M) Comprehensive Environmental Response, Compensation, and Liability Act of 1980

          (ii) The term "New Federal Law" is defined to mean a new Federal Statute enacted subsequent to the effective date of this modification pertaining to (1) workplace conditions affecting employees or the public, or
(2) environmental standards and requirements, and regulations thereunder promulgated by Federal authorities.

         (iii) The term "change" shall be deemed to mean the amendment or repeal of any Currently Applicable Federal Law or New Federal Law or regulations promulgated thereunder by Federal authorities.

(b) If, at any time after the effective date of this modification, a New Federal Law is enacted or a change is made to a Currently Applicable Federal Law or a New Federal Law or regulations thereunder promulgated by Federal authorities, and compliance with such new law or change directly results in an increase or decrease in the Contractor's cost of performance of this contract, the contract price(s) shall be adjusted as provided in paragraph (c) below. No such adjustment shall be made for contract costs incurred or projected to be incurred during the two (2) year period after the effective date of this contract.

(c) The price adjustment provided for in paragraph (b) above shall be made, in the same amount, in each of the Fixed Price(s) of the ship(s), as appropriate, and shall include only the properly allowable and allocable direct and indirect costs of additional labor and materials directly resulting from compliance with the new law or with the change, but shall not include:

          (i)       Costs of delay, disruption, or acceleration of performance;
                    or

          (ii) Increases or decreases in prices charged by subcontractors or suppliers; or

          (iii) Costs of additional facilities or of any portion thereof constructed or acquired after the effective date of this modification unless such additional facilities or the portion thereof have been constructed or acquired by the Contractor solely in order to comply with a New Federal law or a change in Currently Applicable Federal Laws or New Federal Laws, or regulations thereunder promulgated by Federal authorities.

The price adjustment shall consider and exclude any tax, depreciation, or other special allowances provided to the Contractor in the New Federal Law or change for compliance therewith. No adjustment shall be made in the Profit or Delivery Schedule of the contract, provided, however, that the Contractor's right, if any, to extension of the delivery schedule under any other requirement of this contract shall not be prejudiced thereby. No adjustment shall be made unless a New Federal Law or a change directly causes an increase or decrease in the Contractor's cost of performance of this contract in excess of $125,000 per ship.

(d) The Contractor shall promptly notify the Contracting Officer, in writing, of the enactment of New Federal Laws or of a change that reasonably may be expected to result in an adjustment under the provisions of this clause.

(e) Requests for price adjustments hereunder shall be made in accordance with the procedures of the clause entitled "DOCUMENTATION OF REQUESTS FOR EQUITABLE ADJUSTMENT".


H-33  NOT USED


H-34  SHIPBUILDING PRODUCTION PROGRESS CONFERENCES (SPPC) (AT) (83-1)

     (a) The Contractor agrees to attend quarterly progress meetings to be held at the Naval Sea Systems Command, or if the Government so elects, at the Contractor's plant, beginning three (3) months after the effective date of this contract. The purpose of the meetings is to report progress, anticipated delays, cost experience in relation to budget and projected end costs, manning, schedules, receipt of Government-furnished property/Contractor-furnished material, production problems, and other related matters.

     (b) It is agreed and understood that the reports to be made by the Contractor pursuant to this clause are additional to, and not in substitution for, reports and notices required to be made or given by the Contractor pursuant to other clauses of this contract, including, but not limited to, the "NOTIFICATION OF CHANGES" clause.


H-35  SHIPBUILDING SUPPORT OFFICE SCHEDULES (AT) (83-1)

     The U.S. Navy Shipbuilding Support Office, which is responsible within the Department for providing central scheduling for ship programs, may, but shall not be obligated to, promulgate from time to time Master Program Schedules and other documents relating to the design, material procurement for, and orderly erection of the vessel(s). Such schedules and documents, if promulgated, are intended to facilitate integration of all work required in connection with the vessels, and other vessels, if any, in the same ship program and to serve as a planning aid for the Contractor and its agents, but such schedules and documents shall not alter or increase the obligations of the Government and the use thereof or adherence thereto is not a requirement of this contract. Neither the promulgation of such schedules and documents nor any use thereof by the Contractor or its agent shall in any way relieve the Contractor of its obligation to complete and deliver the vessel(s) by the date and in accordance with the other provisions set forth in this contract or affect responsibility for any delays.

H-36  ORDERS

(Applicable to Items 0011 (Item 0011AA, 0011AB, 0011AC), 0012 (Item 0012AA, 0012AB, 0012AC), and 0013 (Item 0013AA, 0013AB, 0013AC))

(a)    Contract Modification--Supplies or Services to be Furnished When Ordered
       ---------------------------------------------------------------- -------
by the Government.  The Contractor shall furnish supplies and services to the
- -----------------
Government under Items set forth herein when a contract modification is issued by the Contracting Officer in accordance with the procedures specified in this clause. "Contracting Officer" is defined as the Procuring Contracting Officer, the Administrative Contracting Officer, or the Ship Parts Control Center Contracting Officer (if delegated authority in writing by the Procuring Contracting Officer). The Government agrees that it will order the quantity of supplies or services designated as the "minimum". "Minimum" is defined as the firm fixed price for orders to be issued. All orders shall be placed on a firm fixed price basis.

           Item      Minimum
           ----      -------

Item 0011:

    Item  0011AA     $6,800,000
    Item  0011AB     $7,140,000
    Item  0011AC     $7,497,000

Item 0012:

    Item  0012AA     $  250,000
    Item  0012AB     $   50,000
    Item  0012AC     $   50,000

Item 0013:

    Item  0013AA     $   25,000
    Item  0013AB     $   25,000

Item 0013AC    $25,000


(b)  Document, Specification, or Description of Work.  The applicable
     -----------------------------------------------
document, specification, or description of work is set forth below. To the extent any inconsistency exists between any document, specification, or description referred to below and the Schedule, the Schedule shall control.

Item 0011 (Item 0011AA, 0011AB, and  0011AC):  Provide  COSAL  Material.

    Item 0011AA:  Provide COSAL Material for LSD 49
    Item OO11AB:  Provide COSAL Material for LSD 50
    Item 0011AC:  Provide COSAL Material for LSD 51

Item 0012 (Item 0012AA, 0012AB and 0012AC): Perform Special Studies, Analyses, and Reviews.

    Item 0012AA:  Perform Special Studies, Analyses, and Reviews for LSD 49
    Item 0012AB:  Perform Special Studies, Analyses, and Reviews for LSD 50
    Item 0012AC:  Perform Special Studies, Analyses, and Reviews for LSD 51

Item 0013 (Items 0013AA, 0013AB and 0013AC): Perform Engineering and Industrial Services.

    Item 0013AA:  Perform Engineering and Industrial Services for LSD 49
    Item 0013AB:  Perform Engineering and Industrial Services for LSD 50
    Item 0013AC:  Perform Engineering and Industrial Services for LSD 51


(c)  Ordering Period and Terminal Date for Delivery of Supplies or Performance
     -------------------------------------------------------------------------
of Services.  Contract modification for supplies or services listed under the
- -----------
Items set forth in paragraph (a) above may be issued during the period from contract award through expiration of the guaranty period of the applicable ship.

(d)  Ordering.  The Contracting Officer will issue contract modifications
     ---------
for supplies or services to be furnished by the Contractor. Each contract modification issued in accordance with paragraph (e) or (f) below shall:

        (1)  Be prepared on a Standard Form 30 (Amendment of
             Solicitation/Modification of Contract);

        (2)  Be numbered as a modification to this contract;

        (3) Identify the Item set forth in Section B of the Schedule under which the supplies or services are being acquired;

        (4) Set forth the supplies or services and the quantities being acquired;

        (5) Set forth packaging (preservation and packing) and marking requirements for the supplies being acquired;

        (6) Set forth consignment and marking instructions for supplies being acquired to the extent that they are known at the time the contract modification is issued;

        (7)  Set forth inspection and acceptance requirements;

        (8) Set forth the negotiated delivery or performance dates (of the Government's desired delivery or performance dates in the case of an undefinitized order where the delivery or performance schedule has not be negotiated);

        (9) For orders which, when added to all prior orders for the same Item, exceed the "minimum" quantity designated in paragraph (a) above, obligate funds to cover the orders; and

       (10)  Set forth the applicable accounting and appropriation data.

(e)  Fully Definitized Supplemental Agreements Covering Priced Items.
     ---------------------------------------------------------------
Except as otherwise provided in paragraph (f) below, the Contracting Officer will issue a supplemental agreement to this contract when supplies or services are to be furnished by the Contractor. The supplemental agreement shall set forth the firm fixed-price and be otherwise fully definitive at the time of issuance and shall be signed by the Contractor and the Contracting Officer prior to commencement of work thereunder.

(f)  Issuance of Undefinitized Orders.  Orders, other than those which are
     --------------------------------
fully definitized, may be issued in accordance with the procedures set forth in this clause. Undefinitized orders (which term includes both bilateral maximum priced orders and unilateral maximum priced orders) may be issued in those cases where it is not in the best interests of the Government to incur delay in the delivery of supplies or services while negotiating fully definitive contractual terms, specifications, and prices for such supplies or services. All such undefinitized orders shall include the following:

    (1)  The information required by paragraph (d) above;

    (2) A maximum price for the supplies and/or services covered by the order (the maximum price shall bear a reasonable relationship to the work to be performed under the order, shall be the maximum price that the Government can be charged for the supplies and/or services covered by the order, and shall be the price above which the Government will not negotiate in definitizing the order);

    (3)  A limitation of Government liability (see paragraph (g) below); and

    (4)  A schedule for definitization of the order (see paragraph (h) below).

Undefinitized orders may be issued on either a bilateral or unilateral basis.

       (A)  Bilateral Undefinitized Orders.  The Contracting Officer may
            ------------------------------
prepare a supplemental agreement to this contract in the form of a bilateral maximum priced order. The maximum price may be jointly determined by the parties to this contract or may be proposed by the Government and agreed to by the Contractor. The supplemental agreement shall be signed by the Contractor and the Contracting Officer prior to commencement of work thereunder.

       (B)  Unilateral Undefinitized Orders.  The Contracting Officer may
            -------------------------------
issue a modification to this contract in the form of a unilateral maximum priced order. In the event the Contracting Officer intends to issue a unilateral order, the Contracting officer shall request the Contractor to submit a proposal to establish a maximum price for the supplies and/or services to be covered by the order. The Contractor shall be given not less than two (2), nor more than thirty (30) days to submit its proposed maximum price. If (i) the Contracting Officer determines that the Contractor's proposed maximum price is unreasonable in light of the nature of work to be performed under the order or (ii) the Contractor fails, refuses, or is unable to submit a proposal within the time allowed by the Contracting Officer, the Contracting Officer shall unilaterally establish a maximum price for such order.

(g) Limitation of Government Liability.  Each undefinitized order
    ----------------------------------
shall set forth a limitation of Goverment liability. The limitation of Government liability shall be the maximum amount that the Government will be obligated to pay the Contractor for performance of an order unless and until the order is definitized. Therefore, in the performance of an order, the Contractor is not authorized to make expenditures or incur obligations exceeding the limitation of Government liability set forth in the order. If such expenditures are made or if such obligations are incurred, such expenditures and obligations will be at the Contractor's sole risk and expense. Further, the limitation of Government liability shall be the maximum amount that the Government will be obligated to pay the Contractor if the order is terminated for the convenience of the Government or for default.

        (1) Except as provided in (2), (3) and (4) immediately below, the limitation of Government liability shall not exceed fifty percent (50%) of the maximum price if an undefinitized order.

        (2) If the Contractor submits a proposal to definitize a undefinitized order prior to expenditure of the funds constituting the limitation of Government liability and such proposal is determined by the Contracting Officer to contain sufficient information to conduct audits, the Contracting Officer may, in his sole discretion, increase the limitation of Government liability to seventy-five percent (75%) of the maximum price or seventy-five percent (75%) of the price proposed by the Contractor, whichever is less.

     (3) Upon definitization of a undefinitized order, the limitation of Government liability shall be deemed to mean the definitized firm fixed price of the order.

     (4) The limitations set forth in (1) and (2) immediately above do not apply to undefinitized orders for the purchase of initial spares under Items 0011AA, 0011AB and 0011AC.

(h)    Definitization of Maximum Priced Orders.  Each maximum priced order shall
       ---------------------------------------
contain a definitization schedule. The definitization schedule. The definitization schedule shall provide for definitization by the earlier of:

        (1) The end of the 180-day period beginning on the date of issuance of the maximum priced order, or

        (2) The date on which funds constituting the limitation of Government liability have been fully expended by the Contractor.

The Contracting Officer may, in his sole discretion, extend the definitization schedule for a period which does not exceed 180 days from the earlier of:

        (1) The date the Contractor was required to submit its proposal for definitizing the order, or

        (2) The date the Contractor actually submits a proposal determined by the Contracting Officer to contain sufficient information to conduct audits.

The time limitations set forth in this paragraph (h) do not apply to undefinitized actions for the purchase if initial spares under Items 0011AA, 0011AB and 0011AC. The Contractor agrees to submit its proposal for definitization in accordance with the definitization schedule set forth in a bilateral maximum priced order and agrees to use its best efforts to submit its proposal for definitization in accordance with the definitization schedule set forth in a unilateral maximum priced order.

(i)  The Contractor's Obligation to Perform Maximum Priced Orders.  The
     ------------------------------------------------------------
Contractor shall be obligated to perform a bilateral maximum priced order as if it were a fully definitized order. For a unilateral maximum priced order, the Contractor shall commence performance immediately upon receipt of the order and shall, within ten (10) days of receipt of the order, notify the Contracting Officer in writing that it either agrees to the maximum price and limitation of Government liability or that it takes exception to the maximum price and/or the limitation of Government liability. The Contractor may not take exception to the limitation of Government liability unless such limitation is less than fifty percent (50%) of the maximum price. If the Contractor takes exception to either the maximum price or the limitation of Government liability, the Contractor shall propose a maximum price and/or a limitation of Government liability, which liability shall not be in excess of fifty percent (50%) of the proposed maximum price, at the earliest possible time, but in no event later than thirty (30) days after the date the order is issued or the date on which the Contractor believes that it is entitled to be compensated in an amount equal to seventy-five percent (75%) of the limitation of Government liability set forth in the unilateral order, which ever is earlier. After receipt of the Contractor's proposal to establish the maximum price and/or limitation of Government liability, the Contracting Officer will: (i) adjust the ceiling price and/or limitation of Government liability, as proposed by the Contractor, (ii) advise the Contractor that the order will be adjusted in a different amount than proposed by the Contractor, or (iii) advise the Contractor that no adjustment will be made.

(j)  Submission of Proposals for Definitizing Maximum Priced Orders.
     ---------------------------------------------------------------
The Contractor shall submit proposals for the definitization of maximum priced orders when requested by the Contracting Officer. The Contractor shall be given at least thirty (30), but not more than sixty (60) days to submit its fully supported proposal, unless the parties agree to a difference length of time for submission of a proposal. The timeframe for submission of a proposal may be extended for good cause. The failure of the Contractor to submit a fully supported proposal, including certified cost or pricing data, shall be considered a default by the Contractor, and the remedies available pursuant to the "DEFAULT" clause of this contract shall, in addition to any other remedies available in law or equity, be available to the Government.

(k)  Segregation and Proposal of Costs.
     ----------------------------------

     (1) The Contractor shall segregate by order all incurred costs (less allocable credits) for work allocable to each maximum priced order issued pursuant to paragraph (f), subparagraphs (1) and (2) above Segregation of costs shall continue until the maximum priced order is superseded by a supplemental agreement to this contract.

     (2) In proposals to definitize maximum priced orders issued under Items 0011AA, 0011AB and 0011AC, the Contractor shall propose costs as follows:

           (A) Separately identify each part and the price of that part exclusive of any profit or administrative or material burden;

           (B) Total the unburdened prices identified in (A) immediately above; and

           (C) Identify the profit and administrative and material burden applied to the total unburdened price under (B) immediately above.

(l)  Contract Clauses.  The following Special Contract Requirements are not
     -----------------
applicable to orders issued under this clause:

        (i) H-7  "COMPENSATIONS ADJUSTMENTS (LABOR AND MATERIAL),"
       (ii) H-18, "INCENTIVE PRICE REVISION (FIRM TARGET),"
      (iii) H-29, "PAYMENTS,"
       (iv) H-32, "PRICE ADJUSTMENT FOR CHANGES IN FEDERAL LAW," and
        (v) H-42, "COMPENSATION."

(m)  Modification to Orders.  Modifications to orders issued hereunder shall be
     -----------------------
effected in accordance with the procedures for issuing contract modifications specified in this clause. Modifications to ceiling-priced orders issued pursuant to paragraph (f), subparagraphs (1) and (2) above, shall not include additional requirements or quantities.

(n) Cost or Pricing Data.  Whenever cost or pricing data, as defined
    --------------------
in FAR 15.801, are required in accordance with FAR 15.804, the Contractor shall submit a signed Standard Form 1411, Contract Pricing Proposal Cover Sheet, with supporting attachments.

(o)    Contract Exhibits.  Contract exhibits may be attached to orders issued
       -----------------
hereunder in accordance with DoD FAR Supplement 4.7105. Each such contract exhibit shall utilize the appropriate exhibit identifier assigned in Section B of the Schedule and shall apply only to the Item specified in Section B. Items of supplies or services set forth in an order shall be numbered as exhibit line items in accordance with DoD FAR Supplement 4.7106. In the event all available exhibit line item numbers are used within an exhibit identifier assigned in Section B, the Administrative Contracting Officer shall promptly notify the Procuring Contracting Officer and request that additional exhibit identifiers be assigned. Additional exhibit identifiers shall be unilaterally assigned by the Procuring Contracting Officer in a no-cost administrative modification to this contract.

H-37  ASSIGNMENT AND USE OF STOCK NUMBERS

To the extent that National Stock Numbers (NSNs) or preliminary NSNs are assigned by the Government for the identification of parts, pieces, items, subassemblies or assemblies to be furnished under this contract, the Contractor shall use such NSNs or preliminary NSNs in the preparation of provisioning lists, package labels, packing lists, shipping containers and shipping documents as required by applicable specifications, standards or Data Item Descriptions
(DIDs) of the contract or as required by orders for spare and repair parts. The cognizant Government contract Administration Office shall be responsible to convey to the Contractor such NSNs or preliminary NSNs which may be assigned and which are not already in possession of the Contractor.


H-38  ASSIGNMENT OF SUBCONTRACTS

    The Contractor shall include in all subcontracts a provision allowing for assignment to the Government or by the Government to another contractor any option held by the Contractor in a subcontract. The Contractor shall notify the Contracting Officer of any refusal by a potential subcontractor to accept this clause. Such notification to the Contracting Officer shall be made within five (5) days after the Contractor is first aware of such refusal by such potential subcontractor and in any event, not less than ten (10) days before entering into any such subcontract.

H-39 DRYDOCKING FACILITIES AND SHIPBUILDING WAYS CERTIFICATION (FT) (86-1)

  Drydocking facilities and shipbuilding ways employed in the performance of this contract shall be certified in accordance with MIL-STD-1625B(SE) dated 31 August 1984, Safety Certification Program for Drydocking Facilities and Shipbuilding Ways for U.S. Navy Ships. The "Facility Certification Report shall be submitted to NAVSEA 07 via the cognizant Supervisor of Shipbuilding not less than (12) months prior to the scheduled launching of the first vessel constructed under this contract


H-40  PRODUCTION SPECIAL TOOLING AND PRODUCTION SPECIAL TEST
EQUIPMENT

  The Contractor shall not charge the costs of acquiring production special tooling and production special test equipment, as defined in DoD FAR Supplement 15.873, as a direct cost to this contract. Such costs shall be capitalized, depreciated in accordance with the Contractor's approved disclosure statements and considered allowable as an indirect cost if otherwise reasonable and allocable.


H-41 CONTRACTOR PROBLEM IDENTIFICATION REPORTS (NAVSEA) (SEP 1990)

(a) Contract Problem Identification Reports (CPIRS) shall be used by the Contractor for the purpose of alerting the Government to actual or potential contract problems and of establishing an early dialogue between the Contractor and the Government with regard thereto.

(b) A "contract problem" is a fact or circumstance of which the Contractor is aware that does, will or reasonably is anticipated to (1) have a significant or substantial impact on the delivery schedule or completion of contract performance or the cost of performance of the contract (increase or decrease) or
(2) requires modification to the contract or specification(s). The terms "significant" and "substantial" shall be interpreted in the same manner as they would be interpreted by a reasonably prudent business person under the relevant circumstances.

(c) The Contractor shall report each contract problem promptly and in no event later than ten (10) calendar days, after the Contractor identifies such contract problem. A written CPIR shall be transmitted via the Administrating Contracting Officer (ACO) to the Procuring Contracting Officer and to the cognizant technical code. Each CPIR shall be entitled "Contract Problem Identification Report", shall be dated, numbered sequentially and shall set forth on the following based on the best and most complete information then known or available to the Contractor:

    (1)  The nature of the contract problem;

    (2) The date on which the contract problem arose and the date on which the contract problem was identified as such;

    (3) The anticipated direct and consequential effects of the contract problem upon the delivery schedule or completion of contract performance or the cost of performance of the contract;

    (4) Identification of the supplies and/or services which are or may be affected; and

    (5)  The Contractor's recommended solution to the reported contract problem.

(d) Follow-up status reports of each contract problem, identified by the original CPIR number, shall be furnished monthly or more frequently as required by the Contracting Officer. A final follow-up report shall be furnished immediately following resolution of each contract problem.

(e) CPIRs shall not be submitted when notice of the same contract problem is required to be furnished to the Government pursuant to any other requirement of this contract. The submission of a CPIR, however, does not relieve the Contractor of its obligations to provide notice required under any other requirement of this contract.


H-42  NOT USED


H-43  CURRENT CONTRACT DELIVERY DATE

     (a) The Government, in the scheduling of various events which include, but are not limited to the training and assignment of personnel, and deployment of the vessel(s) in the naval service, and the commitment of facilities and personnel necessary to the foregoing, will rely upon the Contractor to deliver the vessel(s) on the date(s) required by the contract.

     (b) With regard for the requirements of this contract, the Contractor shall continuously review his performance on each vessel and provide to the Government, in writing, within fifteen (15) days after the end of each 3 month period after the start of fabrication on the first vessel, and until delivery of the last vessel, the following information with respect to each vessel:

        (i) The current delivery date set forth in the contract, as it may have been amended, and any extension of that date to which the Contractor considers he is entitled under the terms of the contract, together with the reason for such extension.

        (ii) The Contractor's estimated delivery date, taking into account all delays arising from causes that the Contractor knew were in existence on or before the end of the then-current 3 month period, including all adjustments in performance time to which the Contractor considers he is entitled under the terms of the contract by reason of unadjusted change orders or otherwise.

     (c) With respect to the information submitted in accordance with subparagraph (b) above:

        (i) If the estimated delivery date for any vessel is earlier than the current contract delivery date for that vessel, including any extensions to which the Contractor is entitled pursuant to any clause of this contract, the Contractor may propose to advance the contract delivery date.

        (ii) If the estimated delivery date for any vessel is later than the current contract delivery date for that vessel, including any extensions to which the Contractor is entitled pursuant to any clause of this contract, the Contractor shall set forth the steps to be taken by him to avoid delivering the vessel later than said contract delivery date. If the Contractor considers it not to be feasible to advance the estimated delivery date to the contract delivery date, including any extensions to which the Contractor is entitled pursuant to any change of this contract, the Contractor may propose an extension in the contract delivery date.

     (d)  Within sixty (60) days following receipt by the Contracting

Officer of the submission(s) and proposal(s) in compliance with (b) and (c) above, the delivery date(s) for the vessel(s) shall be affirmed or revised in a contract modification in one of the following ways:

        (i) If the Contractor's proposed contract delivery date for any vessel represents an adjustment in the performance time to which the Contracting Officer agrees the Contractor is entitled pursuant to any clause of this contract, the Contracting Officer shall accept the proposed delivery date.

        (ii) If the Contractor's proposed contract delivery date for any vessel is unacceptable to the Contracting Officer, the Contracting Officer may agree with the Contractor on another mutually acceptable contract delivery date representing an adjustment in the performance time pursuant to the pertinent clauses of this contract.

        (iii) If the Contractor's proposed contract delivery date for any vessel reflects an extension of performance time for which, either in whole or in part, the Contracting Officer considers the Contractor to be responsible, the Contracting Officer may in his sole discretion, nevertheless accept such date provided that the parties shall agree upon, or the Contracting Officer shall determine, the amount of time included in the extension of performance time which was due to inexcusable causes of delay. If the parties cannot agree upon the responsibility for the delays reflected in the extension of performance time, then the Contracting Officer may elect to accept the Contractor's proposed contract delivery date and defer the making of the determination of responsibility for the delays without prejudice to the rights of either party pertinent to such responsibility.

        (iv) If the Contracting Officer and the Contractor are unable to agree on a mutually acceptable contract delivery date for any vessel, the Contracting Officer shall unilaterally establish a contract delivery date for any vessel which shall include the time of extension to which the Contractor is entitled pursuant to the terms of this contract and may include performance time for which the Contractor is responsible, provided that the Contracting Officer specified the extent of the inexcusable delay. The Contractor shall take all necessary steps to meet said delivery date subject to a claim for equitable adjustment in the contract price by reason of acceleration if it should be subsequently determined that the delivery date established by the Contracting Officer is earlier than the delivery to which the Contractor is entitled pursuant to the terms of this contract.

        (v) The Contractor and the Contracting Officer may agree to affirm that the delivery date(s) for the vessel(s) set forth in the contract is (are) the current contract delivery date(s).

     (e) Notwithstanding any other rights conferred on the Contractor by the "CHANGES -- FIXED PRICE" clause or any other clause of this contract, or otherwise, no claim by the Contractor for an extension in delivery date(s) shall be allowed subsequent to the affirmation of the current contract delivery date(s) or the agreement or determination of the current contract delivery date(s) arising from causes that the Contractor knew or should have known were in existence on or before the effective date of the paragraph (b) submission or the paragraph (c) proposal leading to such agreement or determination.


H-44  DOD FAR SUPPLEMENT

     All references to the FAR in this contract shall be deemed also to include the DOD FAR Supplement, unless clearly indicated otherwise.

H-45  GOVERNMENT APPROVAL AND COMMENT

     Documentation, including drawings and other engineering products, required by the contract and the Contract Data Requirements List (CDRL, DD Form 1423) to be submitted for approval or review and comment will be acted upon by the Government within sixty (60) days after receipt by the supervisor, unless another period of time is specified or the contractor is notified in writing within twenty-five (25) days after receipt of the documentation by the Supervisor that the Government will require up to thirty (30) days beyond the original approval/comment period.


H-46  CONFIGURATION CONTROL

     (a)  General Requirement.  The Contractor shall provide and maintain
          -------------------
configuration control and shall prepare and submit engineering change proposals
(ECPs), requests for deviations, and requests for waivers, together with supporting documentation, affecting or concerning the craft to be delivered under this contract, in accordance with the following:

          (i)  This clause

          (ii) Data Item Descriptions (DIDS) DI-E-2037, entitled "Engineering Change Proposals (ECPs)," "Requests for Deviations and Waivers (Long
          Form)," cited in DD Form 1423, attached hereto.

          (iii)  DOD-STD-480A

     In the event of any conflict or inconsistency between the above listed configuration requirements, they shall take precedence and govern in the order listed.

     All change submittals shall contain a one page executive summary of background and rationale for the change. The supporting documentation shall include a detailed technical description itemizing clearly both material deleted and material added as well as any difference in the labor involved or equivalent information for any change. The documentation shall also include sufficient pricing detail to allow the Government to discern how the cost of the change was determined. Change proposals which do not contain adequate supporting documentation will be returned to the Contractor for resubmittal with no additional preparation costs to be borne by the Government.

     (b)  Baseline. The configuration identification or baseline for the ships
          --------
consists of:

          (i) The specifications, including any drawings and other documentations, set forth or referenced in Section C, and

          (ii) All mandatory subsidiary specifications, including any drawings and other documents, of any tier referenced in the specifications referred to in subparagraph (i) immediately above.

    The baseline set forth above includes, but is not limited to all drawings and other documents, such as contract drawings, Government specifications, Government standards, NAVSEA standard drawings, and coordination drawings, which are referenced in the specifications described in subparagraph (i) and (ii) above of this paragraph (b) and which are mandatory in the compliance therewith is required and no departure or deviation therefrom is allowed, except with the approval of the Government. Further, certain of these mandatory drawings or other documents, such as coordination drawings or interface control drawings, may not be in existence on the effective date of this contract or may have to be revised for application to the work under this contract, and are to be prepared or revised by the Contractor under this or any other contract, by the Government, or by another

Contractor during the performance of this contract. Further, there may be mandatory requirements applicable to any follow ship(s) under this contract which are not applicable to the lead ship.

Said baseline does not include drawings and other documents forming part of said specifications which are specified to be illustrative, typical, or for guidance, such as NAVSEA Type Drawings, and design data sheets, which are non-mandatory in that compliance therewith is not required and departures or deviations therefrom are allowed, unless some other provision of said specifications or of the drawings and other documents themselves, require compliance without departure or deviation. Further, said baseline does not include drawings and other documents, such as working drawings and test memoranda, which are non-mandatory to the extent that, under the provisions of this contract, the Contractor may, but is not required to, use and comply with such drawings and other documents in the performance of this contract, whether they are prepared or revised by the Contractor under this or any other contract, or obtained from a design Contractor and revised or not revised by the Contractor. However, this clause does not in any way modify or supersede other requirements of this contract for submission to, or approval by the Government, or both, of drawings and other documents which are not included in said baseline and which are prepared or revised by the Contractor in connection with the performance of this contract, including revisions of or changes to such drawings or other documents, subsequent to initial submission to, or approval by the Government, or both.

     (c)  All ECPs to be Class I. The baseline set in paragraph (b) of this
          ----------------------
clause is such that all engineering changes to this baseline shall be Class I. Accordingly, the provisions of DOD-STD-480A relating to Class II engineering changes and Class II ECPs are not applicable to this contract, and the terms "engineering change", "Engineering change proposal", and "ECP" as used in this clause, without designation as to Class, mean a Class I engineering change, engineering change proposal, or ECP.

     (d)  ECP Requirement and Initiation.  In addition to preliminary and formal
          ------------------------------
ECP's which the contractor may initiate and propose, and in addition to changes which the Contracting officer may issue pursuant to the clause of this contract entitled "CHANGES", the Contracting Officer, or purposes of arriving at a decision as to whether to incorporate an engineering change in this contract, may from time to time and at any time, in writing, require the Contractor to prepare and submit a formal ECP with respect to an engineering change initiated and proposed by the Contracting Officer within the general scope of this contract or to revise any previously submitted formal ECP, whether initiated by the Contractor or the Contracting Officer, or to submit a formal ECP as the result of a preliminary ECP. Upon receipt of such written requirement, the Contractor shall submit an initial or revised formal ECP, including supporting data, within such time as the Contracting Officer may reasonably specify in view of the priority assigned to the ECP, or, if no time is specified, within 90 days, or such further time as the Contracting Officer may allow.

     (e)  "Firm Offer" and Contract Acceptance of ECPs.  The Contractor's
          --------------------------------------------
"Estimated Costs/Savings under Contract" for each ECP, whether submitted on the Contractor's own initiative or submitted in response to a requirement of the Contracting Officer as an initial or revised ECP, as provided in paragraph (d) of this clause, shall constitute an irrevocable price proposal or offer for 60 days from receipt of the ECP by the Government, unless such period of time is extended by mutual agreement. During this period the Contracting Officer may:

     (i) Accept such proposal or offer by mailing or otherwise presenting to the Contractor a bilateral modification of this contract for execution by the Contractor, which modification shall reflect the engineering change(s) contained in the ECP, the consequent changes in the delivery schedule, if any and the Contractor's estimated net increase or decrease in contract price, and the Contractor agrees to execute such a modification within 5 working days after receipt; or

     (ii)  Conditionally accept such offer by mailing or otherwise presenting to the Contractor a bilateral modification of this contract, for execution b the Contractor, which modification shall be the same as in subparagraph (i) immediately above, except that it shall set forth the Contractor's estimate as a ceiling or a maximum change in contract price in the case of a net increase and as a floor or a minimum change in contract price in the case of a net decrease, and except that it may set forth the Contractor's proposed change in delivery schedule, if any, as a maximum extension or a minimum advance as the case may be; and the Contractor agrees to execute such a modification within fifteen (15) working days after receipt, and in the event of such a modification the parties shall promptly negotiate in good faith to arrive at an adjustment within 180 days after the issuance of the modification or upon completion of forty percent (40%) of the work to be performed under the modification, whichever occurs earlier provided, however, that upon issuance of the modification the Contractor
        --------  -------
shall diligently proceed with the work to be performed under the modification but shall not invoice for greater than fifty percent (50%) of the ceiling or maximum change in contract price of the work to be performed under the modification until issuance of a modification definitizing the adjustment in contract price, delivery schedule, or both; or

     (iii) Begin good faith negotiations leading to a bilateral modification of this contract making the equitable adjustment, shall be conclusively presumed to include an amount or factor for any and all delays and disruptions that may result from incorporating in this contract the engineering change(s) whether initiated and proposed by the Contractor or by the Contracting Officer, priced out by the modification.

     (f)  Standard Form 1411 and Certificate.  In addition to any submittal of
          ----------------------------------
an initial or revised formal ECP, the Contractor agrees to submit, on request of the Contracting officer, a completed and signed Standard Form 1411 "Contract Pricing Proposal (Change Order)" in as many copies as the Contracting Officer may reasonably require and signed "Certificate of Current Cost or Pricing
Data." Where Standard Form 1411 is required and DD Form 1692 is used, the ECP Number from Block 5d of DD Form 1692 shall be entered in the "Change Identification" Block of Standard Form 1411. The "Estimate Costs/Savings Under Contract" should agree with the total "Net Costs of Change" shown on Standard Form 1411, and the "Effect on Production Delivery" shall be restated under "Remarks" on Standard Form 1411.

     (g)  Equitable Adjustments for ECP Preparation.  In the event that an
          -----------------------------------------
engineering change resulting from a formal ECP is incorporated in this contract, the equitable adjustment in contract price shall include an amount on account of the cost of the engineering and other work of the Contractor in preparing or revising the ECP, or both. In the event that such an engineering change is not incorporated in this contract, the engineering and other work of Contractor in preparing or revising the ECP, or both, shall be processed as if ordered by the Contracting Officer under the clause of the contract clauses entitled "CHANGES," and the Contractor shall be entitled to an equitable adjustment in contract price on account of such work but shall not be entitled to any adjustment in the delivery schedule; provided, however, that no adjustment in contract price shall
                   --------
be made with respect to any preliminary ECP or with respect to a rejected ECP prepared and submitted by the Contractor which did not result from a requirement of the Contracting Officer or his representative designated by him in writing
(i) to submit a formal ECP with respect to an engineering change proposed by Government, or (ii) to revise a formal ECP previously initiated, prepared and submitted by the Contractor, or (iii) to submit a formal ECP as a result of a preliminary ECP, as provided for in paragraph (b) of this clause. Failure to agree to such an equitable adjustment in contract price provided for in this paragraph (g) shall constitute a dispute concerning a question of fact within the meaning of the clause of the contract entitled, "DISPUTES."

     (h)  Copies and Distribution of ECPs and Requests for Deviations
          -----------------------------------------------------------
and Waivers.  Each ECP for an engineering change, each request for major,
- -----------
critical or minor deviation and each request for a major, critical, or minor waiver prepared by the Contractor shall be submitted in the number of copies and to the official or addressee designated by the Contracting Officer.

     (i)  Necessity for Contract Modification.  Notwithstanding any approvals or
          -----------------------------------
other action respecting an ECP, no engineering change shall be effective unless and until a modification to this contract is executed as provided for in paragraph (e) to this clause, or the Contracting Officer issues a modification to this contract pursuant to the clause of the Contract Clauses entitled "CHANGES." Pending such a modification, the Contractor shall proceed diligently with contract performance without regard to the effect of any such proposed engineering change. Notwithstanding any approvals or other action respecting a request for a major, critical or minor deviation or waiver, no such deviation of waiver shall be effective unless and until granted or authorized by a modification to this contract signed by the Contracting Officer. Minor deviations and waivers may be approved by a properly constituted local Material Review Board (MRB) in accordance with paragraph 3 of DOD-STD-480A. The MRB shall include a representative of the cognizant Supervisor of Shipbuilding, Conversion and Repair USN, and all decisions shall be unanimous.

     (j)  Saving Provision.  Nothing contained in this clause shall be construed
          -----------------
(i) as obligating the Government in any manner whatsoever to issue or approve any changes, deviations, or waivers which may be initiated and proposed by the Contracting Officer as provided for in paragraph (d) of this clause, or (ii) as altering in any manner whatsoever the rights of either party under the clause of the Contract Clauses entitled "CHANGES".


H-47  STORAGE OF GOVERNMENT-FURNISHED MATERIAL (GFM)

     (a) The Contractor shall have available adequate warehouse facilities to store and handle all GFM as it is received. The Contractor shall use Schedule A and Schedule C, attached hereto as Attachment J-9 and J-10, respectively, to determine the storage space required. The Contractor shall provide a separate secure room in the warehouse area meeting the applicable requirements of FAR 52.204-2, "SECURITY REQUIREMENTS", for classified components as required by this contract. The Contractor shall store all security equipment in this room.

     (b) Environmental control shall be maintained within the warehouse such that the temperature does not exceed 100 degrees Fahrenheit, nor fall below 55 degrees Fahrenheit, and sudden change in temperature shall be avoided. Humidity shall be held below the dew point at all times, regardless of temperature. These conditions will apply unless otherwise approved by the Supervisor.

     (c)  The following shall apply to the storage of GFM:

          (i) Segregated storage shall be provided for GFM, separate from other contract

         (ii) All GFM will require environmental storage except equipment normally exposed to the weather.

        (iii) Equipment may arrive in the yard up to twelve (12) months earlier than the dates specified in Schedule A. The Contractor shall provide adequate storage to accommodate equipment/material as soon as it is provided to the Contractor without any increase in ceiling price.


H-48  GOVERNMENT-FURNISHED INFORMATION

(a)  Schedule C, Government Furnished Information for LSD 41 (Cargo
Variant), attached hereto as Attachment J-5, incorporates by listing or specific reference all the data or information which the Government has provided or will provide to the Contractor, except for:

          (i)  The specifications set forth in Section C of this contract,

         (ii) Government specifications, including drawings and other Government technical documentation which are referenced directly or indirectly in the specifications set forth in Section C and which are applicable to this contract as specifications, and which are generally available and provided to Contractors or prospective Contractors upon proper request, such as Federal and Military Specifications, and standard drawings, etc.

(b) Except for the items referred to in subparagraphs (a)(i) and (ii) above, the Government will not be obligated to provide to the Contractor any specification, drawing, technical documentation or other publication which is not listed or specifically referenced in Schedule C, notwithstanding anything to the contrary in the specifications, the publications listed or specifically referenced in Schedule C, the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED PRICE)" or any other clause of this contract.

(c) (i) The Contracting officer may at any time by written order:
        (A) delete, supersede, or revise, in whole or in part, data listed or specifically reference in Schedule C, or

        (B)   add items or data or information to Schedule C,

        (C) establish or revise due dates for items of data or information in Schedule C.

    (ii) If any action taken by the Contracting Officer pursuant to subparagraph (c)(i) immediately above causes an increase or decrease in the costs of or the time required for performance of any part of the work under this contract, an equitable adjustment shall be made in the target cost, target profit, target price, ceiling price, and delivery schedule in accordance with the procedures provided for in the clause of this contract entitled "CHANGES--FIXED PRICE."

                                (End of Clause)


H-49 IDENTIFICATION MARKING OF PARTS (NAVSEA) (OCT 1990)

(a) Identification marking of individual parts within the systems, equipments, assemblies, subassemblies, components, groups, sets or kits, and of spare and repair parts shall be done in accordance with applicable specifications and drawings. To the extent identification marking of such parts is not specified in applicable specifications or drawings, such marking shall be accomplished in accordance with the following:

     (1) Parts not manufactured to Government specifications shall be marked in accordance with generally accepted commercial practice.

     (2) Parts manufactured to Government specifications shall be marked as follows:

        (i) Electrical parts -- that is, all parts in electrical equipments and electrical parts when used in equipments which are not electrical in nature (e.g., electric controls and motors in a hydraulic system) -- shall be identified and marked in accordance with MIL-STD-1285B, or, where MIL-STD-1285B does not cover such a part, in accordance with MIL-STD-130G. Requirements of DOD-STD-1686A for Electrostatic Discharge Control shall be addressed.

        (ii) Electronic Parts - that is, all parts in electronic equipments and electronic parts when used in equipments which are not electronic in nature (e.g., electronic fuel controls in some engines) - shall be identified and marked in accordance with Requirement 67 of MIL-STD-454M, with Notice 1. Requirements of DOD-STD-1686A for Electrostatic Discharge Control shall be addressed.

        (iii) Parts other than electrical or electronic parts (as described above) shall be identified and marked in accordance with MIL-STD-130G.

(b) In cases where parts are so small as not to permit identification marking as provided above, such parts shall be appropriately coded so as to permit ready identification.


H-50  DISCLAIMER

     (a) The Government will not provide the Contractor Lead Yard Services under Schedule B, List of Government Furnished Technical Services for LSD 41 (Cargo Variant), attached hereto as Attachment J-4. If the Contractor desires Lead Yard Services, the Contractor shall make its own contractual arrangements for such services. Any risks associated with or related to use of Lead Yard Services under this contract including, but not limited to risks associated with or related to the adequacy of Lead Yard Services for design and construction of LSD 49 expressly assumed by the Contractor.

     (b) The Government will not provide the Contractor design information, specifications, drawings, technical data, or other information pertaining to LSD 41-48 (hereinafter called "LSD41 through 48 information") under Schedule C, List of Government Furnished Information for the ship attached hereto as Attachment J-5. If the Contractor obtains LSD 41-48 information through other means, whether governmental or non-governmental, the Contractor's use of the LSD 41-48 design information under this contact is solely at the Contractor's risk. The Government makes no representations, express or implied, that use of LSD 41-48 information depicts, in and of itself, any satisfactory means by which the Contractor can fulfill its obligations to the Government under this contract. Any risks associated with or related to use of LSD 41-48 information under this contract, including, but not limited to, risks associated with or related to the adequacy of LSD 41-48 information for design and construction of the ship(s) are expressly assumed by the Contractor.

     (c) Selection of equipment to be installed on the ship to be delivered under this contract is the sole responsibility of the

Contractor, unless the specifications clearly require Government specified equipment. The Government makes no representations, express or implied, that equipment from LSD 41-48 will satisfy the requirements of this contract, including the Ship Specifications. Nor does the Government represent, either expressly or implied, that equipment from LSD 41-48 will provide any satisfactory means by which the Contractor can fulfill its obligations to the Government under this contract. Any risks associated with or related to the selection of equipment from LSD 41-48 information, and its installation on the ship to be delivered under this contract, are expressly assumed by the Contractor.


H-51 ADDITIONAL PROVISIONS RELATING TO SUBCONTRACTS

     (a) The provisions of FAR 52.244-1, "SUBCONTRACTS (FIXED PRICE CONTRACTS)," are applicable to: (i) any subcontract that the Contractor intends to award to any other affiliates, subsidiaries, or divisions of the Contractor or its parent company, and (ii) modifications to subcontracts.

     (b) Notwithstanding approval of the Contractor's purchasing system, the Contractor shall notify the Contracting Officer reasonably in advance of entering into any fixed-price subcontract in excess of $100,000.

     (c) Notwithstanding approval of the Contractor's purchasing system, the Contractor shall obtain the Contracting Officer's written consent prior to placing any subcontract coming within any one of the following categories:

(i)    Firm fixed-price subcontracts, $500,000 or more;

(ii)   Firm fixed-price subcontract modifications, $100,000 or more;

(iii) All cost-reimbursement or time-and-material subcontracts, $100,000 or more; and

(iv) Subcontracts that are one of a number of subcontracts with a single subcontractor for the same or related supplies or services, which, in the aggregate, are expected to exceed $500,000.

     (d) Notwithstanding approval of the Contractor's purchasing system, the Contractor shall obtain the Contracting Officer's written consent prior to placing any subcontract that:

(i) Alters the specifications of the subcontract in such manner as to affect the LSD 41 (CV) configuration baseline set forth in Special Contract Requirement H-46, "CONFIGURATION CONTROL," or

(ii) Affects the delivery date under the subcontract in such manner as to affect the delivery dates set forth in Section F: DELIVERIES OR PERFORMANCE.

The requirements of this paragraph (d) apply regardless of the price of the subcontract or, if a modification to a subcontract is involved, regardless of whether the price of the subcontract is increased or decreased on account of the modification.

     (e) Paragraphs (c) and (d) above constitute the special surveillance provisions of this contract.


H-52  NOT USED


H-53  TECHNICAL SERVICES

(a) The Government will furnish to the Contractor the technical services specified in Schedule B, List of Technical Services for LSD 41 (Cargo Variant), attached hereto as Attachment J-4. All other vendor technical services required by the Contractor, whether related to Government-furnished equipment (GFE) or Contractor-furnished equipment (CFE), shall be procured by the Contractor.


(b) The time or times when these services will be rendered will be arranged by the Supervisor. Arrangements for services desired or required by the Contract in excess of those specified in Section B, or for functions other than those indicated in the Schedule shall be made by the Contractor. The Contractor shall be responsible for the proper installation, checkout, and testing of all equipments and systems, including medical and making necessary adjustment or alignments in the performance or any other operation involving such equipments and systems as required by the specifications. Substitution, elimination, or addition of services in the schedule may be made in accordance with the clause of this contract entitled "Changes-Fixed Price".


H-54 PROTECTION OF THE SHIP DURING ADVERSE  ENVIRONMENTAL  CONDITIONS

    The Contractor shall ensure that the ship and all related materials at the Contractor's facilities are protected during conditions of heavy weather, high winds, heavy snow and icing, high water or similar adverse environmental conditions. The Contractor shall prepare and implement an "Adverse Environmental Condition Plan" which prescribes the actions and procedures and assigns responsibilities of actions to be taken in preparation for and during the period of adverse environmental conditions. The Contractor shall furnish to the Supervisor a copy of the plan, and shall make such changes in the plan as the Supervisor considers necessary to provide for adequate protection of the ship and the materials and equipment to be installed therein.


H-55  GOVERNMENT SUPPORT SERVICE CONTRACTOR PARTICIPATION

     Deliverables under this contract will be reviewed by Navy support contractors (and their subcontractors) acting in an advisory role of service contractor to the Naval Sea Systems Command (Code PMS 377).

     It is the responsibility of the Contractor to come to an agreement with any such support contractors to provide for protection of any proprietary information delivered under this contract.


H-56  PREVENTION OF THE DISCHARGE OF OIL AND HAZARDOUS SUBSTANCES

     (a)  Policy.  In compliance with Executive Order No. 11752 (38 F.R. 34793),
          ------
the policy of the Department of the Navy is to conform to the provisions of the Federal Water Pollution Control Act, as amended (33 U.S.C. 1251 et seq.), and
                                                                --------
the Oil Pollution Act, as amended (33 U.S.C. 1001 et seq.), insofar as these
                                                  --------
acts prohibit the discharge of oil, oily mixtures, and hazardous substances, and regardless of whether or not these Acts pertain specifically to naval vessels and shore activities. The provisions of this clause are intended to implement that policy with respect to the vessel(s) being constructed or undergoing repair and overhaul under this contract.

     (b)  Definition. For the purpose of this clause, the terms "oil", "oily
          ----------
mixture", "hazardous substance", and "discharge" shall have the meanings as defined in the Acts referred to in paragraph (a) of this clause.

     (c)  Trials. Prior to commencement of any dock or sea trials hereunder, the
          ------
Contractor shall assure the Supervisor by means of demonstration, completed test memoranda, or other means reasonably acceptable to the Supervisor that (i) the equipment installed in the vessel, as required by the Specifications, which are necessary for the prevention of accidental discharges of oil, oily mixtures or hazardous substances from said vessel(s), are fully operable, and (ii) the Contractor's personnel designated to operate said vessel(s) during such trials have been sufficiently trained in the operation of those equipments to eliminate all foreseeable risks of discharge of oil, oily mixtures or hazardous substances.

     (d)  Reports.  The Contractor shall, as soon as he has knowledge of any
          -------
discharge of oil, oily mixture or hazardous substance from said vessel(s), immediately notify the Supervisor thereof and shall immediately take all reasonable steps to prevent further discharge. Within twenty-four (24) hours thereafter, the Contractor shall file with the Supervisor the "Oil or Hazardous Substance Discharge Report" as set forth in the DD Form 1423, Exhibit A.

     (e)  Liability. The Contractor shall not be liable for the costs incurred
          ---------
by the Government for the removal of such oil, oily mixture, or hazardous substance, except that the Contractor shall be liable to the Government for all such costs of removal where such discharge was the result of willful negligence or willful misconduct within the privity and knowledge of the Contractor.


H-57 PRINTING OF TECHNICAL MANUALS, PUBLICATIONS, CHANGES, REVISIONS AND AMENDMENTS -ALTERNATE I (NAVSEA) (SEP 1990)

(a) The printing, duplication, and binding of all technical manuals, books, and other publications, and changes, amendments, and revisions thereto, including all copies and portions of such documents which are required to be prepared and furnished under this contract for review, approval or otherwise, shall be accomplished in accordance with the issue of "Government Printing and Binding Regulations", published by the Joint Committee on Printing, Congress of the United States, as in effect on the date of this contract.

(b) Publications and other printed or duplicated material which (1) are prepared and carried by equipment manufacturers for regular commercial sale or use, and (2) require no significant modification for military use or to meet the requirements of this contract, or (3) are normally supplied for commercial equipment, shall be provided by the Contractor. Except for material falling within (1) through (3) of this paragraph, the printing of technical manuals, publications, changes, revisions, or amendments by the Contractor or subcontractor is prohibited.

(c) The Contractor shall have the printing and binding of final approved technical manuals, publications, changes, revisions and amendments thereto, as required under this contract (whether prepared by the Contractor or a subcontractor), printed at Government expense by or through the Navy Publications and Printing Service Office (NPPSO) in the Naval District in which the Contractor is located, in accordance with the following general procedures:

     (1) Prior to preparation of materials for printing (photolithographic negatives or camera-ready copies) by the Contractor or a subcontractor, the Contractor shall make arrangements with the NPPSO and with the designated Contract Administration Office for printing and binding which shall include:

          (i)  Citation of contract number;

         (ii)  Security classification of materials to be printed;

        (iii) Establishment of a schedule for printing, including estimated delivery date to NPPSO;

         (iv) Provisions for furnishing photolithographic negatives or camera-ready copies and art work in the proper sequence for printing;

          (v) A check-off list to verify the printing sequence of text pages and foldouts in the form prescribed by NPPSO;

         (vi) Complete printing instructions, which shall specify colors, if required for specific pages, the trim size, including apron, if required, for each foldout/in or chart, or other unique requirements;

        (vii) Type of binding (sidewire stitch, loose leaf, screw posts, etc.); and

       (viii) Other instructions, as applicable, such as packing instructions, quantity for each addressee, required delivery schedule, or delivery instructions. (The Contractor shall provide an address list and addressed mailing labels for each addressee).

     (2) The Contractor shall ship, all transportation charges paid, to NPPSO or a contract printer designated by NPPSO, the complete set of photolithographic negatives or camera-ready copies required to be printed in accordance with the detailed procedures specified by NPPSO. The NPPSO shall sign the acceptance block of the DD Form 250 for reproducible quality only.

     (3)  For steam and electrical plant composite diagrams, the

Contractor shall provide an original Mylar print of the diagram to the NPPSO with a guide indicating the color of each line. NPPSO will prepare the color separation negatives for the composite diagram and return those to the contractor for editorial review. NPPSO will correct any errors and print the corrected composite diagram.

     (4) NPPSO will furnish or provide for all supplies and services (including binders) which are necessary to accomplish the printing and binding.

     (5) NPPSO will pack and ship or provide for packing and shipping of the printed material to the Contractor and the distribution list furnished by the Contractor in accordance with the printing order, unless distribution by the Contractor is otherwise required by the terms of the contract, the specifications, or otherwise, in which case the printed and bound publications will be returned to the Contractor for distribution.

     (6) NPPSO will pack and ship the material used for printing to the NPPSO, 4th Naval District, for storage.

(d)(1) In establishing the schedule for printing, the Contractor shall provide for furnishing the photolithographic negatives or camera-ready copies to NPPSO in time to allow at least the following minimum number of working days (eight-hour day, five days per week exclusive of Saturdays, Sundays, and holidays) from date of acceptance of material for printing at NPPSO to date of shipment of printed material from NPPSO.

Minimum number of working
Printing                                 days required by NPPSO
- --------                                 ----------------------

Up to 200 pages                          30
201 pages to 400 pages inclusive         40
401 pages to 600 pages inclusive         50
601 pages and over                       60


     (2) If NPPSO exceeds the delivery requirements established in accordance with paragraph (c)(1)(iii), for the item (s) specified, the time shall be extended by an equivalent number of working days, provided that the Contractor requests such extensions, in writing, to the Contracting Officer and submits with its request sufficient evidence to enable the Contracting Officer to determine the validity of the Contractor's request. If performance of all or part of the work under this contract is delayed or interrupted by said late shipment by NPPSO, an adjustment shall be made pursuant to the "GOVERNMENT DELAY OF

WORK" (FAR 52.212-15) clause of the contract.

(e) The Contractor's shall not be responsible for the quality, or quality control, of printing performed by NPPSO or a printer under contract to NPPSO, and the Government shall reimburse the Contractor for any costs incurred on account of replacement of material lost or damaged by NPPSO or a printer under contract to NPPSO. If such loss or damage of material causes a delay or interruption of performance of all or any part of the work under this contract, an adjustment shall be made pursuant to the "GOVERNMENT DELAY OF WORK" clause of the contract .

(f) The costs of printing, binding, packing and distribution by NPPSO of the publications and changes described herein (but not the costs of preparing photolithographic negatives, camera-ready copies and other materials for printing and the costs of transporting or shipping such materials to NPPSO or a contract printer designated by NPPSO) shall be borne by the Government.

(g) Procurement of photographic negatives and/or camera-ready copies the Contractor is authorized only when the terms of the Joint Committee on Printing (JCP) Authorization No. 23383 of 25 October 1968 are met.


H-58 PROCUREMENT FLOW-DOWN REQUIREMENTS

     The Contractor in developing his purchasing terms and conditions will flow-down those special contract requirements and clauses of this contract that are required by this contract, law, FAR, and/or DOD FAR Supplement, and additional clauses which the parties may mutually agree to subsequent to the award of this Contractor with a no-cost impact.


H-59  NOT USED


H-60 PRODUCT-ORIENTED SURVEY

     (1) In accordance with the provisions of DOD FAR Supplement 46 (specifically paragraph 46.103), the Government reserves the right to conduct a product-oriented survey(s) of the Contractor to determine compliance with the requirements of the contract.

     (2) The Contractor shall insert a clause substantially similar to paragraph (1) of this clause in all subcontracts hereunder. The Contractor shall notify the Contracting Officer of any refusal by a potential subcontractor to accept this clause. Such notification to the Contracting Officer shall be made within five (5) days after the

Contractor is first aware of such refusal by such potential subcontractor and in any event, not less than ten (10) days before entering into any such subcontract.


H-61  MATERIAL REVIEW BOARD

     The Contractor shall establish a Material Review Board (MRB). The MRB shall be composed of Contractor members and a Government member as established in the Contractor's Configuration Management Plan. The MRB shall have the authority established by instructions provided for in the Quality Assurance Program Plan (QPP). Recommended dispositions of "use as is" and "repair" (other than by standard repair procedures) of Material, Items, Systems, and Units shall be submitted to the Government MRB member for approval. Material, Items, Systems, and Units to which the Standard Repair Procedures have been satisfactorily applied are subject to Government inspection as specified in the Standard Repair Procedures. The Standard Repair Procedures require approval by the Government MRB member.


H-62  BACKGROUND PATENT RIGHTS

     (a) In addition to those rights granted to the Government in inventions conceived or first actually reduced to practice under this contract, the Contractor hereby irrevocably grants to the Government without royalty or fee, under any patents or patent applications which the Contractor now has, or hereafter acquires, the right to grant licenses under this contract without becoming liable to pay compensation to others because of such grant, the nonexclusive right to reproduce or to have reproduced articles or materials included in ships built under the LSD 41 (CV) Program and to practice or caused to be practiced processes in the construction of such ships, and to use in their entirety and dispose of in accordance with law, articles or materials so reproduced. The acceptance or exercise by the Government of the aforesaid right shall not prevent the Government at any time from contesting the enforceability, validity or scope of, or title to, any patent under which a right is granted by this paragraph. Any rights granted to the Government by this paragraph shall not convey any right to the Government to reproduce or have reproduced any article or material, or to practice or cause to be practiced any process, for the purpose of providing services or supplies to the general public in competition with the contractor's commercial licenses in the licensed field.

     (b) The Contractor shall use his best efforts to include the provisions of this clause in all subcontracts under this contract. The

Contractor shall notify the Contracting Officer of any refusal by a potential subcontractor to accept this clause. Such notification to the Contracting Officer shall be made within five (5) days after the Contractor is first aware of such refusal by such potential subcontractor and in any event, not less than ten (10) days before entering into any such subcontract.


H-63  DRAFT PLANS SUBMITTED WITH THE TECHNICAL PROPOSAL

The Contractor is required to submit certain plans to the Government under the terms and conditions of this contract. Drafts of some of these plans were submitted by the Offeror/Contractor as part of its technical proposal under Solicitation N00024-88-R-2048. A determination of technical acceptability under Solicitation N00024-88-R-2048 does not constitute review, comment, or approval for purposes of this contract. The Contractor shall comply with all requirements of this contract regarding the development, preparation, submission, implementation, and maintenance of plans. The Government reserves all rights to review, comment upon, and approve or disapprove plans required to be submitted under the terms and conditions of this contract.


H-64  PROPRIETARY DATA

    To the extent that work under this contract requires access to proprietary data of other companies, or data furnished by other companies for Government use only, the Contractor shall agree with those companies to protect such data from unauthorized use or disclosure and furnish the Government a copy of those agreements under this contract. The agreement should specify the data will not be used, duplicated or disclosed for any purpose other than in the performance of this contract, a provision to safeguard such data, the period for which the restriction shall last, and other appropriate provisions. Unless otherwise provided in such an agreement, the Contractor for as long as such data remains restricted or proprietary in fact,


     (i) Shall safeguard such data to the extent as the Contractor safeguards his own proprietary data,

     (ii) Shall discuss such data only with the personnel of the Contractor and Government personnel,

     (iii) Shall reproduce the restrictive stamp, marking or legend on each reproduction of the data in whole or in part, and

     (iv) Shall utilize such data only in connection with the performance of this contract and shall not utilize such data in supplying any product unless the Contractor can establish that similar or identical data was or became public knowledge or was available from another source.


H-65   QUALIFICATION OF CONTRACTOR NONDESTRUCTIVE TESTING (NDT) PERSONNEL
(NAVSEA) (SEP 1990)

(a) The Contractor and any NDT subcontractor (as hereinafter defined) shall utilize for the performance of required Nondestructive Testing (NDT) (which includes radiography, magnetic particle, liquid penetrant, eddy current, and ultrasonic inspections) only personnel who have been previously qualified and certified in accordance with MIL-STD-271F (including the 1980 edition of SNT-TC-
1A). The term "NDT Subcontractor" is defined to be a first tier subcontractor performing NDT in conjunction with the production of materials, components, or equipments for the vessel(s).



H-66     TECHNICAL DATA

     (A) Withholding of payment.  Notwithstanding the provisions of the clause
         ----------------------
of this contract entitled "Technical Data -- Withholding of Payment" DOD FAR SUPP 52.227-7030), the maximum amount which may be withheld by the Contracting Officer pursuant to DOD FAR SUPP 52.227-7030 is one half of one percent of the total contract price.

     (b) Furnishing of Additional Copies of Technical data.  The total price of
         -------------------------------------------------
the contract includes an amount of $50,000 per ship for the purpose of furnishing to the Navy or to whomsoever shall be designated by the Government data items in accordance with the clause H-30 PLANS AND OTHER DATA in excess of the number of specified in the Contract Data Requirements List (CDRL), of the contract including any and all items on the Data Accession List or included within the Contractor's Management Information System or Data Bank. The Contractor shall furnish copies of such data items upon written request by the Supervisor or the Navy Program manager. The Contractor shall maintain records of the cost of reproduction for furnishing such data and upon ninety percent (90%) depletion of the data account funds, the Contractor shall notify the Contracting Officer in writing and the amount available for such data items may be adjusted in accordance with the procedures of the clause of this contract entitled "CHANGES -- FIXED PRICE". For the purposes of this clause, the phrase "cost of reproduction" includes all costs associated with locating, retrieving, reproducing, and distributing the data.


H-67 USE OF GOVERNMENT FACILITIES, SPECIAL TOOLING, AND SPECIAL PURPOSE TEST EQUIPMENT ON A NO-CHARGE BASIS

1. The fixed prices as set forth herein is based upon the Contractor and its subcontractors receiving authorization to use, in the performance of this contract, the Government owned facilities, special tooling and special purpose test equipment listed below, provided that such utilization does not interfere with the performance of the work called for under the accountable contract.

2.

Item/Number/        Accountable             Acquisition         Use
Description   QTY     Contract      Age        Cost          Period rent
- -----------   ---     --------      ---     -----------      -----------

* Items listed on Attachment  J-10

3. Notwithstanding anything to the contrary in special Contract Requirement H-16 "GOVERNMENT PROPERTY", the Government owned facilities, special tooling and special purpose test equipment listed above will be provided "as is" without any Government warranty that the facilities, special tooling and special test equipment are suitable for the Contractor's intended use. Additionally, the Government makes no warranty that the facilities, special tooling or special test equipment listed above will be made available to the Contractor at any specified time or in sufficient time to enable the Contractor to meet this contract's delivery or performance dates.

4. Except as otherwise provided in this clause or in the clause of this contract entitled "GOVERNMENT FURNISHED PROPERTY" "AS IS", the facilities, special tooling and special test equipment listed above shall be governed by the Government Property clause of this contract.

5. The cost of transportation, as well as all costs involved in making the property identified in this clause suitable for contractor use, such as any conversion or repair costs, shall be borne by the Contractor.

6. No rent-free use of Government production and research property other than as described above will be authorized unless such use is approved in writing by the Contracting Officer cognizant of the property, and either --

      a. rent calculated in accordance with FAR 45.403 is charged; or

      b.   the contract price is reduced by an equivalent amount.


H-68  PLANT PROTECTION

(a) The Contractor shall provide for its plant and the work in process under this contract such safeguards, including personnel, devices, and equipment, as would constitute reasonable protection under peacetime conditions (in the light of the size of the plant and the scope of its operations) against all hazards, including unauthorized entry, malicious mischief, theft, vandalism and fire.

(b) In addition to the foregoing precautions, the Contractor shall provide such additional safeguards as may be required or approved by the Contracting Officer for the protection of its plant and the work in process under this contract against espionage, sabotage, and enemy action. The cost to the Contractor of all safeguards so required or approved shall, to the extent allocable to this contract, be reimbursed to the Contractor in the same manner as if the Contractor has furnished such safeguards pursuant to a change order issued under the clause of this contract entitled "CHANGES--FIXED PRICE". Such cost shall not include any allowance on account of overhead expense, except shop overhead charges incident to the construction or installation of such devices or equipment.

(c) Upon payment by the Government of the cost to the Contractor of any device or equipment required or approved under paragraph (b) above, title thereto shall vest in the Government, and the Contractor shall comply with the instructions of the Contracting Officer respecting the identification and disposition thereof. No part or item of any such devices or equipment shall be or become a fixture by reason of affixation to any realty not owned by the Government.


H-69  NOT USED

H-70  REQUIREMENTS FOR HAND-HELD POWER GRINDERS (NAVSEA 1979-1)

     All hand-held power grinders used by the Contractor and its subcontractors in the performance of this contract shall have automatic lock-off devices or power switch guards which comply with the Class 2 requirements of FED SPECC 00-G-669F of 12 December 1977.

H-71  ECONOMIC PURCHASE QUANTITY - SUPPLIES

     (a) Upon receipt of information that acquisitions of repair parts in different quantities would be more advantageous to the Government, the contractor will recommend an economic purchase quantity. If different quantities are recommended, a total and a unit price must be quoted for applicable items. An economic purchase quantity is that quality at which a significant price break occurs and beyond which no substantial decrease would result. If there are significant price breaks at different quantity points, this information is desired as well.

     (b) The Government reserves the right to amend the listing of repair parts with respect to any individual item in the event quotations received and the Government's requirements indicate that different quantities should be acquired.


H-72  ACCOUNTING BY ACRN

It is the Government's requirement that invoices submitted by the Contractor reflect the specific accounting classifications cited in this contract. The Contractor shall submit vouchers for payment to the paying office by ACRN level as identified on the Financial Accounting Data Sheet (NAVMAT Form 7300/10) (7-75) attached to this contract. To the extent reasonably feasible, costs associated with the performance of this contract shall be segregated, accumulated and invoiced to the appropriate ACRN categories listed on the Financial Accounting Data Sheet. In the instances in which this is not feasible with respect to invoices submitted for progress payments, an allocation ratio shall be established by the ACO and the Contractor so that invoices submitted for progress payments will allocate costs to the ACRN level on a proportionate basis. Vouchers submitted to the paying office that do not identify billing amounts by the ACRN level or in accordance with the allocation ratio established by the ACO and the Contractor will be returned to the Contractor for proper identification. Copies of all vouchers are to be sent to NAVSEA (PMS3773) as submitted.


H-73  NOT USED


H-74  SHIPBUILDING SPECIFICATION MAINTENANCE

     (1) The Contractor shall reprint and provide the LSD 41 (CV) Shipbuilding specifications (including addenda) reflecting the LSD 41 (CV) configuration baseline at contract award.

     (2) All text shall be retained on memory tapes or discs to facilitate the additions, deletions, and corrections required by future changes. The memory tapes or discs shall be stored to be used in retrieving text pages for changes.

     (3) The Contractor shall use the Navy diskettes and shall do all translation as required to make them compatible with the Contractor's word processing system. Navy diskettes are available as IBM 5520 formatted 8" floppy diskettes double sided disk density or 5 1/4" 360K PC diskettes formatted in Displaywrite 3 or 4. Sections are set up as documents and each document contains operator control language (OCL) which is designed to run on IBM 6670 information distributor (laser printer). The Contractor shall accomplish a word-by-word, line-by-line, page-by-page comparison if the resulting paper specification with the paper specification provided with the solicitation to ensure a correct translation has been achieved. All differences shall be corrected by the Contractor to reflect the paper specification provided with the solicitation. The resulting paper specification shall be word-by-word, line-by-line, and page-by-page identical to the paper specification provided with the solicitation.
The Contractor shall then incorporate insert page modifications received prior to contract award to produce a clean specification.

     (4) Cost of future changes shall be the subject of separate future contract modifications which shall include the costs for editing and printing those changes.

     (5) Edited pages shall be retyped in a format similar to the original document and lines shall be numbered in the margin in increments of five. Pages shall be printed on both sides and punched for use in a 3-ring binder. Each page shall have printed in the lower right corner a notification of revision and date (i.e., Rev. 2, 9-10-81). At the bottom of each page shall be a list of all contract modification numbers incorporating changes to the specifications on the page (i.e., 00-: lines - to -). Each addition or revision to a line in the text shall be shown in italics, underscored, or margin barred. Each deletion shall be marked by a diamond symbol () in the margin. When it is necessary to add additional pages due to the volume of changes requiring additional text, the sheets shall be added with numerical/alphabetical numbering keyed to the original page. (i.e., page 245, 245A, 245B, etc.) A record page shall be provided indicating the cumulative changes and the date of incorporation.

(b)  Contract Drawing Maintenance

     (1) The Contractor shall maintain the original set of contract drawings in a manner similar to ship construction drawings. Any revisions to the contract drawings required as a result of changes to the configuration baseline will be accomplished in accordance with an approved Notice of Revisions.

     (2) Distribution of approved changes and/or revised contract drawings shall be in accordance with DD Form 1423.

H-75  ILS INCENTIVE FEE

1. Under the provisions of this clause, the Contractor may earn an incentive fee based on his performance under the terms of the contract. It is the intent of the Government under this clause to encourage and reward superior performance by the Contractor in ILS and related areas.

2. The fee shall be awarded on Contractor performance at specific ILS Milestones specified below. Contractor performance will be observed continuously and reviewed at the Shipbuilding Production Progress Conference following an ILS Milestone.

3. The Contractor's performance evaluation for each milestone will be conducted by an Evaluation Board. The Evaluation Board will consist of not less than three of the following personnel:

    -  LSD(CV) Acquisition Manager (PMS377G)
    -  Amphibious Warfare Business Manager (PMS377E)
    -  Supervisor of Shipbuilding
    -  Procuring Contracting Officer (PCO)
    -  Amphibious Warfare Program Systems Acquisition Director (PMS3771)
    -  Amphibious Warfare Program Operations Director (PMS3773)

Changes to the membership of the Evaluation Board may be made at the discretion of the Fee Determining Official at any time.

     a.  Fee Determining Official
         ------------------------

     The Fee Determining Official, who will be the Amphibious Warfare Program Manager (PMS 377) shall make determinations of the incentive fee due to the Contractor upon the basis of the performance evaluation conducted by the Evaluation Board.

     b.  Incentive Fee Determination and Reclama Procedures
         --------------------------------------------------

      (1) In conjunction with the Shipbuilding Production Progress Conferences required under the contract, the Contractor shall furnish to the Board such information as may be reasonably required to assist the Board in evaluating the Contractor's performance during that evaluation period.

     (2) (i) Within ten (10) calendar days following the Contractor's presentation, the Evaluation Board shall prepare the performance evaluation and present it to the Fee Determining Official.

          (ii) Within five (5) calendar days of receipt of the performance evaluation, the Fee Determining Official shall provide the Contractor written notification of his performance evaluation, with a copy to the PCO.

     (3) (i) Within five (5) calendar days of receipt of the performance evaluation, the Contractor shall provide written response to the Fee Determining Official, with a copy to the PCO, indicating concurrence or nonconcurrence with the performance evaluation. If the Contractor does not concur, he may submit to the Fee Determining Official any exception with respect thereto. In support of his reclama, the Contractor may furnish a written description of his performance during the period under consideration. This description shall clearly identify specific evaluation categories, factors, and elements, and the Contractor's own rating there of.

          (ii) In the event that the Contractor concurs in the performance evaluation, the Fee Determining Official's determination shall be final.

          (iii) In the event that the Contractor does not concur in the performance evaluation, the Fee Determining Official shall provide to the PCO a final performance evaluation and determination of incentive fee, within ten (10) calendar days of receipt of the Contractor's reclama.

     (4) Within thirty (30) calendar days of receipt of (i) the Fee Determining Official's determination of incentive fee, or (ii) the Contractor's concurrence therewith, which ever is later, the Contracting Officer shall issue a unilateral modification to the contract to provide for the earned incentive fee.

     (5) Determinations of the Fee Determining Official with respect to the amount of incentive fee to be paid to the Contractor are final and conclusive and shall not constitute a dispute within the meaning of the clause of this contract entitled "DISPUTES".

     c.  Milestones
         ----------

     The Government will evaluate the Contractor's achievements at the

Milestone events listed below with the cited dates holding for milestone timing:

  Milestone Event                          Date
  ---------------                          ----
1. First Incremental COSAL (LSD 49 only)   10/91

2. LRR Complete - LSD 49                     *

3. LRR Complete - LSD 50                     *

4. LRR Complete - LSD 51                     *

* 1 month before acceptance trials.


     d.  Evaluation Categories
         ---------------------

  The following categories represent the general areas of Contractor performance which may be considered by the Evaluation Board in the evaluation of the Contractor's performance. Contractor performance shall be based upon the categories described in this clause. Each category will be weighted as to its importance during the specific evaluation period. Initial weights are provided below. Any changes will be provided in writing at least ten (10) days prior to the commencement of the effected evaluation.

                                    CATEGORY DESCRIPTION
                                    ---------------------

                                        1st                  2, 3, 4
   Category                         Incremental            LRR Complete
   --------                         -----------            ------------
1.  Integrated Logistics Support        15%                    100%
2.  Standardization                     85%                     --

Category (1)  Integrated Logistics Support
- ------------------------------------------

     The Contractor's performance in providing necessary documentation in support of ILS contract requirements will be evaluated. Specific areas of performance will include maintenance analyses, documentation and planning, training, supply support, technical manuals, support and test-equipment, and the Logistic Readiness Review.

Category (2)  Standardization
- -----------------------------

     The Contractor's performance in providing the maximum degree of commonality with the equipment installed on the LSD 44 will be evaluated. In the case where LSD 44 equipment cannot be procured or does not meet the specifications of this contract, the Contractor's performance in providing the maximum degree of commonality with the Navy Standard Component List will be evaluated. Non-standard equipment is desired only when improvement can be demonstrated in operating and support costs while maintaining or improving RMA.

     e.  Evaluation Periods
         ------------------

  Performance evaluations will be conducted at the Shipbuilding Production Progress Conference following an ILS Milestone.

     f.  Incentive Fee Pool
         ------------------

       (1) The Total Incentive Fee Pool will be $1.3 million and shall be distributed among the milestones as shown below:

                 MILESTONES           IF POOL
                 ----------           -------
                    1                 $200K

                    2                 $500K

                  3 and 4             $300K each

     (2) The incentive fee to be paid for any particular milestone shall be as follows:

         IF = (Fn - 55)    X Pool
              ---------
                  45

     Where:
        IF = Incentive Fee paid to the Contractor
        Fn = Numerical Rating Factor assigned by the Fee Determining Official

     (3) Fee not awarded at a milestone will not be retained in the incentive fee pool.

     g.   Performance Ratings
          -------------------

     (1) In evaluating Contractor performance, the following adjective and numerical ratings will be used:


Adjective Rating   Numerical Rating             Description
- ----------------   ----------------             -----------
Outstanding            86-100                   The Contractor's



                                                performance clearly exceeds
                                                the minimum by a substantial
                                                margin. Certain areas can be
                                                cited for improvement most of
                                                which are minor.

Excellent              71-85                    The Contractor's performance
                                                generally exceeds the minimum.
                                                There are areas which can be
                                                improved; however, these are
                                                offset by outstanding
                                                performance  in other areas.

Good                   56-70                    The Contractor's performance is
                                                above the required level of
                                                performance.  Areas of
                                                significant improvement are
                                                offset by higher performance in
                                                other areas.

Acceptable             46-55                    The Contractor's performance
                                                meets the required levels of
                                                performance as stated in the
                                                contract  requirements. There
                                                are  areas  requiring improved
                                                performance; however, these
                                                are  offset by good or better
                                                performance in other areas.

Marginal               31-45                    The Contractor's performance
                                                is less than the required
                                                level of performance by a
                                                substantial margin. Many areas
                                                require improvement which are
                                                not offset by better
                                                performance in other areas.
                                                Less satisfactory performance
                                                would be unacceptable.

Unacceptable            0-30                    The Contractor's performance is
                                                below minimum acceptable
                                                performance standards and
                                                performance requires major
                                                improvement in most categories.

     (2) The Contractor is not entitled to any incentive fee for a rating of 55 (acceptable) or below.


H-76  NOT USED

H-77  WEIGHTED GUIDELINES

    The Government will use the weighted guidelines method described in FAR
15.900 and DOD FAR Supplement 15.9 as the basis for establishing profit on individual changes to the contract. The Contractor is encouraged to also use this method in developing his profit position prior to negotiations. The parties to this contract may agree,, however, to use the base contract profit rate to determine profit on any changes under $500,000 in value if the mix of effort for that change is substantially the same as that in the basic contract.

H-78  WEIGHT CONTROL

(a) In accordance with the procedures set forth in Section 096 of the Specifications, the Contractor shall enter into agreement with the Government as to the Accepted Weight Estimate (AWE) for the ship(s) under this contract, and such agreement shall be set forth in a supplemental agreement. The AWE values including design and building margin shall not exceed the following:

  Full Load Displacement 16,708 long tons
                         ------
  Vertical center of gravity
  above bottom of keel (KG)       31.83    feet
                               -----------

In the event an agreement on the AWE cannot be reached within three months after award of this Contract, or such further period as may be granted in writing by the Contracting Officer, then the Contracting Officer may, subject to the "DISPUTES" clause of this contract, unilaterally determine the Accepted Weight Estimate within the values shown above.

(b) The net weight and moment effect of any change incorporated into this contract shall be agreed upon and set forth in a supplemental agreement. When the purpose of a change is the acceptance of a Value Engineering Change Proposal that has a favorable effect on weight or moment values, the weight and moment effect to be set forth in the Supplemental Agreement shall be one-half (1/2) of the amount of the related savings set forth in the accepted proposal.

(c) Prior to the performance of the inclining experiment, the weight and moments of the Government Furnished Material (GFM) excluding the items that were added, deleted, or modified by prior changes, shall be agreed upon and incorporated into the contract by Supplemental Agreement.

(d) The Contractor shall be responsible for the full load displacement and KG of the delivered ship minus the values agreed upon for Contract Modifications and growth in Government Furnished Material. Also the Contractor shall be responsible for the delivery of the ship(s) with a trim and list within the tolerance specified in Section 070J of the Specifications. The Contractor, however, will not be responsible for the net total adverse effect on trim or list caused by Contract Modifications and growth in Government Furnished Material.

(e) If the Contractor proposes changes in the Specifications or Contract Drawings solely for the purpose of meeting the values of displacement, KG, trim, or list required by this contract, and if the Contracting Officer approves, the parties shall enter into a Supplemental Agreement implementing such changes except there will be no increase to the price or period of performance of this contract. Any supplemental agreements issued pursuant to this paragraph shall be reported as required for other contract modifications, however, the net weight and moment effect shall not be considered when calculating the Contractor responsible values for paragraph (d) above.

(f) Liquidated Damages Relating to Weight Control. The parties agree that the potential a remedy of a termination for default of the

Contractor to conduct its activities pursuant to this contract in a manner so as to achieve the Accepted Weight Estimate values does not afford a complete or adequate remedy to the a Government. The parties also recognize and agree that it is virtually impossible and completely impracticable to establish the actual damages which would be suffered by the Government for the failure of the Contractor to deliver LSD 41 (CV) within the Accepted Weight Estimate values. Therefore, in recognition of the above, the parties hereto have specifically agreed to and established the following schedule of liquidated damages as a reasonable forecast of the potential damages which would arise in the event that the Contractor responsible Full Load displacement and KG as determined by paragraph (d) exceed the values of paragraph (a):

        (1) Weight. For each 10 ton increment in excess of the displacement set forth in paragraph (a) of this clause, the Contractor shall pay to the Government one hundred thousand dollars ($100,000) up to a maximum of five million dollars ($5,000,000) per ship.

        (2) KG. For each one tenth foot (1/10) foot increment in excess of the vertical center value set forth in paragraph (a) of this clause, the Contractor shall pay to the Government four hundred thousand dollars ($400,000) up to a maximum of two million dollars ($2,000,000) per ship.

Inclusion of this liquidated damages provision does not waive any rights that the Government may have under any other clause of this contract, including, but not limited to, Special Contract Requirement H-8, "DEFAULT" Special Contract Requirement H-9, "DELIVERY OF COMPLETED VESSEL," Special Contract Requirement H-13 "FINAL ACCEPTANCE", Special Contract Requirement H-19, "INSPECTION" or Special Contract Requirement H-31 "PRELIMINARY ACCEPTANCE".


H-79  SUPERVISOR'S FACILITIES

The Contractor shall provide facilities for the Supervisor, his assistants, and other Government employees equal to those provided by the Contractor for his use for generally similar purposes, and shall include parking spaces, offices, drafting rooms, rooms and equipment for the reproduction of items such as drawings, booklets, test memoranda, and allowance lists for the use of the Supervisor, his assistants and other Government employees. These spaces shall be of adequate size for such purposes and shall be furnished, ventilated, lighted, and heated. The Contractor shall furnish electrical fans where they are required, service for keeping the rooms in order and clean, and toilet facilities, including soap and towels. Air conditioning and interior communications shall be provided in the offices that are utilized by the Supervisor, his assistants, and other Government employees, if offices for generally similar use in the Contractor's plant are so equipped. Furniture including locks, file cabinets, safes, desks, drafting tables, chairs, stools, and clothes lockers or hooks for clothing, shall be furnished by the Contractor.


H-80  ADDITIONAL SUPPORT FACILITIES

     In addition to the facilities provided pursuant to Special Contract Requirement H-20 INSPECTION FACILITIES and paragraph (d) of Special Contract Requirement H-19 INSPECTION, the Contractor shall provide facilities support to the Supervisor of Shipbuilding for computer operation to include dedicated telephone lines, power, space and any other support that may be necessary, Toll charges for SUPSHIP's calls will be paid by the Government.

H-81  NOT USED

H-82  DOMESTIC ACQUISITION OF SHIP PROPULSION SHAFTING

     Notwithstanding the provisions of DOD FAR Supp 52.208-7005, "REQUIRED SOURCES FOR FORGING AND WELDED SHIPBOARD ANCHOR CHAIN ITEMS", and DOD FAR Supp 8.7802-1, all acquisition(s) of ship propulsion shafting regardless of length,
                                                        --------------------
(excluding service craft and landing craft shafts), must be restricted to U.S. and Canadian sources.

H-83  NOT USED

H-84  SELECTED SUBCONTRACTORS

     The following subcontractors, as mutually agreed to between the Government and the Contractor shall meet the Cost/Schedule Control Systems (C/SCS) criteria as set forth in NAVMAT P-5240 and shall develop periodic status reports.

SUBCONTRACTOR/ADDRESS       SUBCONTRACT ITEM(S)        VALUE ($M)
- ---------------------       -------------------        ----------

Note: Data will be entered in H-84 upon acceptance by the Government of the Contractor's Comprehensive Plan for compliance with C/SCS criteria.

H-85  CONTRACT MILESTONES

     (a) The Contractor and the Government have agreed that in order to achieve timely delivery of LSD 41 (CV) Class ships meeting the requirements of the specifications set forth in Section C of this contract, certain specific contract milestones will have to be successfully accomplished on schedule as set forth below.

    Milestone Event             Required Accomplishment
    ---------------             -----------------------
Commence Builders Trials        Four months prior to contract delivery date.

Commence Acceptance Trials      Two months prior to contract delivery date

     (b) If a milestone event is not accomplished by the date listed above and failure to accomplish the milestone event arises out of causes considered to constitute "excusable delay" pursuant to the clause of this contract entitled "DEFAULT", the milestone event or events will be adjusted.

     (c) If any milestone event is not accomplished by the date listed above and failure to accomplish the milestone event arises out of causes other than those identified in paragraph (b) above, failure to meet such a milestone event may be deemed to constitute a failure to perform a requirement of this contract within the meaning of subparagraph (a)(ii) of the clause of this contract entitled "DEFAULT."

H-86  GOODS OR SERVICES FROM TOSHIBA OR KONGSBERG VAPENFABRIKK

       Notwithstanding anything in the specifications to the contrary, the Contractor shall not procure any goods or services from Toshiba Corporation or any of its subsidiaries or from Kongsberg Vapenfabrikk or any of its subsidiaries; provided, that the Secretary of Defense may, on a case-by-case
              --------
basis, waive the preceding prohibition upon a written determination to the Committees on Appropriations of the House of Representatives and the Senate that compliance would be detrimental to United States national security interests.


H-87  REQUIRED SOURCES FOR MOORING CHAIN

     (a) The provisions of DOD FAR Supp 52.208-7005, "REQUIRED SOURCES FOR FORGING AND WELDED SHIPBOARD ANCHOR CHAIN ITEMS" shall be equally applicable to mooring chain (of all types four or less inches in diameter).

     (b) The list of items appearing in DOD FAR Supp 8.7802-1 shall be read to include mooring chain (of all types four or less inches in diameter).

H-88  EFFECTIVE DATE OF ISSUE OF REFERENCES

     Where not otherwise specified, the effective date of issue of references shall be determined as indicated in Section 042 of the specifications.


H-89  NOT USED


E-90 SPECIAL AGREEMENT REGARDING SWITCHBOARD SUBCONTRACTS (APPLICABLE TO LSD 51
     ONLY)

a. The Government has an interest in maintaining a competitive market for switchboards to be used on U.S. Naval vessels. The requirements of 10 U.S.C. 2507 result in a major component of certain switchboards (i.e. air circuit breakers) being available from a single domestic source who is also a competitor for such switchboards.

b. Notwithstanding approval of the contractor's purchasing systems or the thresholds established in the "subcontracts" clause the contract shall, in all cases involving subcontracts which contain air circuit breakers for switchboards, give advance notification to the Contracting Officer and obtain written consent of the Contracting Officer prior to placing any such subcontract. Such advance notification shall include all information required by the "Subcontracts" clause.

H-91 REQUIREMENTS FOR AIR CIRCUIT BREAKERS USED IN NAVAL VESSELS (APPLICABLE TO
     LSD 51 ONLY)

a. For purposes of this clause, "Domestic Manufacture" means the item is produced or manufactured in the United States; and, substantially all of the components are produced or manufactured in the United States if the aggregate cost of the components produced or manufactured in the United States exceeds the aggregate cost of the components produced or manufactured outside the United States.

b. In accordance with the requirements of 10 U.S.C. 2507, the contractor agrees that end items and components thereof delivered under this contract shall contain air circuit breakers that are of domestic manufacture only.

c. The Contractor agrees to retain until the expiration of three (3) years from the date of final payment under this contract and to make available during such period, upon request of the Contracting Officer, records showing compliance with this clause.

d. The Contractor agrees to insert this clause, including this paragraph d., in every subcontract and purchase order issued in performance of this contract, unless he knows that the item being purchased contains no air circuit breakers.

H-92  EXTRAORDINARY CONTRACTUAL RELIEF

   (See contract modification P00030)

H-93  REPAIR PARTS, TOOLING AND EQUIPMENT

Funding for the approved load COSAL (Coordinated Shipboard Allowance List) for LSD 49, LSD 50 and LSD 51 is specified in sub-clins 0011AA, 0011AB and 0011AC respectively. Funding specified in these sub-clins is for on-board spares, repair parts, equipage, special tools, loose hardware and support equipments to be furnished by the Contractor for each ship. The funding specified is solely for hardware and does not cover costs associated with the Contractor's labor and material related to material procurement, handling, support, storage, binning, placing aboard ship and accounting. These latter costs are included in the price for each ship under sub-clins 0001 (LSD 49), 0002 (LSD 50) and 0003 (LSD
51) for all hulls under this contract. Within 180 days after ship delivery, or as such other time as mutually agreed to by the parties, the Contractor shall submit to the Supervisor his proposal or establishment of firm fixed prices based on lists of items purchased for use as on-board spares, repair parts, equipage, special tools, loose hardware, and support equipments, in accordance with the provisions of Special Contract Requirement H-36, "ORDERS". The Contractor shall notify the Supervisor upon 80% expenditure of the total not-to-exceed amount specified for each ship unless such amount is increased in writing by the Contracting Officer. On-board spares, repair parts, equipage, special tools, loose hardware and support equipment specifically identified in the Ship Specifications are understood by both parties to be excluded from both the provisions of this clause and from the funding specified in sub-clins 0011AA, 0011AB and 0011AC.


               (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

                         PART 11 - CONTRACT CLAUSES

SECTION 1-1: FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (APR 1984)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:


FAR SOURCE         TITLE AND DATE
- ----------         --------------
52.202-1           Definitions (Apr 1984)

52.203-1           Officials Not to Benefit (Apr 1984)

52.203-3           Gratuities (Apr 1984)

52.203-5           Covenant Against Contingent Fees (Apr 1984)

52.203-6           Restrictions on Subcontractor Sales to the Government
                   (Jul 1985)

52.203-7           Anti-Kickback Procedures (Feb 1987)

52.204-2           Security Requirements (Apr 1984)

52.208-1           Required Sources for Jewel Bearings and Related Items
                   (Apr 1984)

52.209-2           Qualification Requirements - Components of End Items
                   (Jul 1985)

52.210-5           New Material (Apr 1984)

52.210-7           Used or Reconditioned Material, Residual Inventory, and
                   Former Government Surplus Property (Apr 1984)

52.212-8           Defense Priority and Allocation Requirements (May 1986)

52.212-13          Stop-Work Order (Apr 1984)

52.212-15          Government Delay of Work (Apr 1984)

52.215-1           Examination of Records by Comptroller General (Apr 1984)



452.215-2          Audit-Negotiation (Apr 1984)

52.215-23          Price Reduction for Defective Cost or Pricing
                   Data-Modifications (Apr 1985)

52.215-25          Subcontractor Cost Or Pricing Data-Modifications (Apr 1985)

52.215-30          Facilities Capital Cost of Money (Sep 1987)

52.219-8           Utilization of Small Business Concerns and Small
                   Disadvantaged Business Concerns (Jun 1985)

52.219-9           Small Business and Small Disadvantaged Business
                   Subcontracting Plan (Apr 1984)

52.219-13          Utilization of Women-Owned Small Businesses (Aug 1986)

52.220-3           Utilization of Labor Surplus Area Concerns (Apr 1984)

52.220-4           Labor Surplus Area Subcontracting Program (Apr 1984)

52.222-1           Notice to the Government of Labor Disputes (Apr 1984)

52.222-4           Contract Work Hours and Safety Standards Act-Overtime
                   Compensation (Mar 1986)

52.222-20          Walsh-Healey Public Contracts Act (Apr 1984)

52.222-26          Equal Opportunity (Apr 1984)

52.222-28          Equal Opportunity Pre-Award Clearance of Subcontracts
                   (Apr 1964)

52.222-35          Affirmative Action for Special Disabled and Vietnam Era
                   Veterans (Apr 1984)

52.222-36          Affirmative Action for Handicapped Workers (Apr 1984)

52.223-2           Clean Air and Water Act (Apr 1984)

52.223-3           Hazardous Material Identification and Material Safety Data
                   (Aug 1987)

52.227-1           Authorization and Consent (Apr 1984)

52.227-2           Notice and Assistance Regarding Patent and Copyright
                   Infringement (Apr 1984)

52.227-10          Filing of Patent Applications - Classified Subject Matter
                   (Apr 1984)

52.227-12          Patent Rights - Retention by the Contractor (Long Form)
                   (Apr 1984)

52.229-3           Federal, State, and Local Taxes (Apr 1984)

52.229-5           Taxes-Contracts Performed in U.S. Possessions or Puerto Rico
                   (Apr 1984)

52.230-3           Cost Accounting Standards (Sep 1987)

52.230-4           Administration of Cost Accounting Standards (Sep 1987)

52.232-8           Discount for Prompt Payment (Jul 1985)

52.232-9           Limitation on Withholding of Payments (Apr 1984)

52.232-11          Extras (Apr 1984)

52.232-16          Progress Payments (Aug 1987)

52.232-17          Interest (Apr 1984)

52.232-18          Availability of Funds (Apr 1984)

52.232-23          Assignment of Claims (Jan 1986) - ALTERNATE I (Apr 1984)

52.233-1           Disputes (Apr 1984) - ALTERNATE I (Apr 1984)

52.233-3           Protest After Award (Jun 1985)

52.242-1           Notice of Intent to Disallow Costs (Apr 1984)

52.242-11          F.O.B.-Government Bills of Lading or Indicia Mail (Apr 1984)

52.242-12          Report of Shipment (REPSHIP) (Apr 1984)

52.243-1           Changes-Fixed-Price (Aug 1987)

52.243-6           Change Order Accounting (Apr 1984)



52.244-1           Subcontracts (Fixed-Price Contracts) (Jan 1986)

52.244-5           Competition in Subcontracting (Apr 1984)

52.245-19          Government Property Furnished "As Is" (Apr 1984)

52.246-16          Responsibility for Supplies (Apr 1984)

52.246-23          Limitation of Liability (Apr 1984)

52.246-24          Limitation of Liability - High-Value Items (Apr 1984)

52.247-29          F.O.B. Origin (Apr 1984) (Applicable only to supplies to be delivered F.O.B. Origin)

52.247-30          F.O.B. Origin, Contractor's Facility (Apr 1984) (Applicable
                   only to supplies to be delivered F.O.B. Origin, Contractor's
                   Facility)

52.247-34          F.O.B. Destination (Apr 1984) (Applicable only to supplies to be delivered F.O.B. Destination)

52.247-48          F.O.B. Destination - Evidence of Shipment (Apr 1984)
                   (Applicable only to supplies to be accepted at Origin but to be delivered F.O.B. Destination)

52.247-52          Clearance and Documentation Requirements - Shipments to DOD
                   Air or Water Terminal Transshipment Points (Apr 1984)

52.247-54          Diversion of Shipment under F.O.B. Destination Contracts
                   (Apr 1984) (Applicable only to supplies to be delivered
                   F.O.B. destination)

52.247-58          Loading, Blocking, and Bracing of Freight Car Shipments
                   (Apr 1984)

52.247-61          F.O.B. Origin-Minimum Size of Shipments (Apr 1984)
                   (Applicable only to supplies to be delivered F.O.B. origin)

52.247-63          Preference for U.S.-Flag Air Carriers (Apr 1984)

52.247-64          Preference for Privately Owned U.S.-Flag Commercial Vessels
                   (Apr 1984) - ALTERNATE I (Apr 1984)

52.248-1 Value Engineering (Apr 1984) (Applicable only if this contract is $100,000.00 or more)

52.249-2           Termination for Convenience of the Government (Fixed-Price)
                   (Apr 1984)

52.251-1           Government Supply Sources (Apr 1984)

II. DOD FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:


FAR SUPPLEMENT
SOURCE             TITLE AND DATE
- ------             --------------
52.203-7001        Special Prohibition on Employment (Apr 1987)

52.204-7005        Overseas Distribution of Defense Subcontracts (Aug 1986)

52.208-7000        Required Sources for Miniature and Instrument Ball Bearings
                   (Jul 1971)

52.208-7001        Required Sources for Precision Components for Mechanical Time
                   Devices (Aug 1971)

52.208-7002        Required Sources for High-Purity Silicon (Jun 1983)

52.208-7003        Required Sources for High Carbon Ferrochrome (Aug 1984)

52.208-7005        Required Sources for Forging and Welded Shipboard Anchor
                   Chain Items (Aug 1985)

52.215-7000        Aggregate Pricing Adjustment (Apr 1985)

52.219-7000        Small Business and Small Disadvantaged Business
                   Subcontracting Plan (Master Plans) (Apr 1984)

52.223-7001        Safety Precautions for Ammunition and Explosives (Jul 1986)

52.223-7002        Changes in Place of Performance -- Ammunition and Explosives
                   (Jul 1986)

52.225-7001        Buy American Act and Balance of Payments Program (Apr 1985)

52.225-7002        Qualifying Country Sources as Subcontractors (Oct 1980)

52.225-7008        Duty-Free Entry-Qualifying Country End

                   products and Supplies (Aug 1984)

52.225-7009        Preference for Certain Domestic Commodities (Oct 1980)

52.225-7011        Preference for Domestic Specialty Metals (Major Programs)
                   (Oct 1980)

52.227-7013        Rights in Technical Data Ahd Computer Software (May 1987)

52.227-7017        Rights in Technical Data-Major System and Subsystem Contracts
                   (Nov 1971)

52.227-7018        Restrictive Markings on Technical Data (May 1987)

52.227-7027        Deferred Ordering Of Technical Data Or Computer Software
                   (Nov 1974)

52.227-7029        Identification of Technical Data (Mar 1975)

52.227-7030        Technical Data--Withholding of Payment (Jul 1976)

52.227-7031        Data Requirements (Apr 1972)

52.227-7036        Certification of Technical Data Conformity (May 1987)

52.227-7037        Validation of Restrictive Markings on Technical Data
                   (May 1987)

52.231-7000        Supplemental Cost Principles (Apr 1984)

52.232-7000        Invoices (Oct 1982)

52.233-7000        Certification of Requests for Adjustment or Relief Exceeding
                   $100,000.00 (Feb 1980)

52.234-7001        Cost/Schedule Control Systems (Aug 1985)

52.235-7002        Recovery of Nonrecurring Cost on Commercial Sales (Feb 1980)

52.235-7004        Frequency Authorization (Oct 1966)

52.243-7001        Pricing of Adjustments (Apr 1984)

52.246-7000        Material Inspection and Receiving Report (Dec


                   1969)

52.246-7001        Warranty of Data (Nov 1974)

52.247-7200        Ocean Transportation of Government Owned Supplies (Nov 1963)

52.251-7000        Ordering from Government Supply Sources (Apr 1984)

52.242-7003        Certification of Indirect Costs (Apr 1986)

III.  NAVY ACQUISITION SUPPLEMENT CLAUSES:

NARSUP
SOURCE          TITLE AND DATE
- ------          --------------
52.227-9000     GIDEP Program (Jul 1985)

SECTION I-2 - ADDITIONAL CONTRACT CLAUSES

The following are additional contract clauses to this solicitation/contract:

1. VARIATION IN QUANTITY (APR 1984) (FAR 52.212-9)

     a. A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

     b.  The permissible variation shall be limited to:

            0                    Percent increase
            -

            0                    Percent decrease
            -

2.  HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT (GOVERNMENT SPECIFICATION) (APR
1984) (FAR 52.246-11)

     a. Definition. "Contract date", as used in this clause, means the date set for bid opening or, if this is a negotiated contract or a modification, the effective date of this contract or modification.

     b. The Contractor shall comply with the specification titled Quality Program Requirements, MIL-Q-9858A. in effect on the contract date, which is hereby incorporated into this  contract.


3.ACQUISITION OF FOREIGN MACHINE TOOLS (APR 1987) (DOD FAR SUPP 52.245-7000)

     (a) Machine tools listed in paragraph (b) of this clause acquired by the Contractor, title to which will vest with the Government, shall be manufactured in the United States or Canada.

     (b) The requirement for acquisition of machine tools manufactured in the United States or Canada applies to those listed in Federal Supply Classes of metalworking machinery numbered 3408, 3410-3419, 3426, 3433, 3441-3443, 3446,
3448, 3449, 3460 and 3461.

     (c) A machine tool shall be considered to have been manufactured in the United States or Canada if the cost of its components manufactured in the United States or Canada exceeds fifty percent (50%) of the cost of all its components. The cost of components shall include transportation costs to the place of incorporation into the end product and duty (whether or not a duty-free entry certificate may be issued).

     (d) Acquisition of machine tools as described in paragraph (b) above, manufactured in a country other than the United States or Canada, if required to meet the delivery schedule or other requirements of this contract, shall be approved in advance by the Government.


4.  ACCESS TO VESSELS BY NON-US- CITIZENS (DOD FAR SUPP 52.222-7004)

     (a) Title 32, Code of Federal Regulations (CFR) Section 765.5 provides that no person not known to be an American citizen of good standing and repute shall be eligible for access to naval vessels, work sites and adjacent areas when said vessels are under construction, conversion, overhaul, or repair, except upon a finding by COMNAVSEA that such access should be permitted in the best interest of the U.S. The Contractor shall establish procedures to comply with the requirements of the above noted regulation as implemented by the provisions of this clause and NAVSEAINST 5500.3 dated 22 October 1985.

     (b) If the Contractor desires to employ non-U.S. citizens in the performance of work under this contract/agreement that requires access, as specified in paragraph (a) to this clause, approval must be obtained within six months of contract award for each contract/agreement where such access is required. To request such approval, the contractor shall submit to COMNAVSEA, via the cognizant Contract Administration Office, (CAO), an Access Control Plan (ACP) which shall contain, as a minimum, the following information:

        (1) Badge/Pass oriented identification, access and movement control system for non-U.S. citizen employees with the badge/pass to be worn or displayed on outer garments at all times while on the contractor's facilities and when performing shipboard work.

               (1) Badges must be of such design and appearance that permit easy recognition to facilitate quick and positive identification.

               (ii) Access authorization and limitations for the bearer must be clearly established and in accordance with applicable security regulations and instructions.

               (iii) A control system, which provides rigid accountability procedures for handling lost, damaged, forgotten and no longer required badges, must be established.

                (iv) A badge or pass check must be performed at all points of entry to the contractor's facility or by a site supervisor for work performed on ships outside of the contractor's plant.

        (2) Contractor's plan for ascertaining citizenship and screening employees for security risk.

        (3) Data reflecting the number, nationality and positions held by non-U.S. citizen employees.

        (4) Contractor's plan for ensuring subcontractor compliance with the provisions of the Contractor's ACP.

        (5) These conditions and controls are intended to serve as guidelines representing the minimum requirements of an acceptable ACP. They are not meant to restrict the Contractor in any way from imposing additional controls necessary to tailor these requirements to a specific facility;

     (c) An ACP which has been approved for specific Master Ship Repair Agreement (MSRA) or Agreement for Boat Repair (ABR) or Basic Ordering Agreement
(BOA), is valid and applicable to all job orders awarded under that agreement.

     (d) The Contractor shall fully comply with COMNAVSEA approved ACPs. Noncompliance by the contractor or subcontractor serves to cancel any authorization previously granted. In which case the Contractor shall be precluded from the continued use of non-U.S. citizens on this contract/agreement until such time as compliance with an approved ACP is demonstrated and upon a determination by the CAO that the Government's interests are protected.
Further, the Government reserves the right to cancel previously granted authority when such cancellation is determined to be in the Government's best interest. Use of non-U.S. citizens, without an approved ACP or when a previous authorization has been canceled, will be considered a violation of security regulations. Upon confirmation by the CAO of such violation, this contract, agreement or any job order issued under this agreement may be terminated.

     (e) Prime contractors have full responsibility for the proper administration of the approved ACP for all work performed under this contract/agreement regardless of the location of the vessel and must ensure compliance by all subcontractors, technical representatives and other persons granted access to U.S. Navy vessels, adjacent areas and work sites.

     (f) In the event the contractor does not intend to employ non-U.S. citizens in the performance of work under this contract, but has non-U.S. citizen employees, they must be precluded from access to the vessel and its work site and those shops where work on the ship's equipment is being performed. This same restriction applies to other non-U.S. citizens who have access to the contractor's facilities (i.e., for accomplishing facility improvements, from foreign crewed vessels within his facility, etc.)

     (g) In the event the contractor chooses not to employ non-U.S. citizens under this contract, agreement or any job order issued under this agreement, he must so state in writing.

5. COMMERCIAL BILL OF LADING NOTATIONS (APR 1984) (FAR 52.247-1) (Applicable to supplies to be delivered F.O.B. Origin)

If the Contracting Officer authorizes supplies to be shipped on a commercial bill of lading and the Contractor will be reimbursed these transportation costs as direct allowable costs, the Contractor shall ensure before shipment is made that the commercial shipping documents are annotated with either of the following notations, as appropriate:

  (a) If the Government is shown as the consignor or the consignee, the annotation shall be:

  "Transportation is for the U.S. Department of Defense and the actual total
                             --------------------------
  transportation charges paid to the carrier(s) by the consignor or consignee are assignable to, and shall be reimbursed by, the Government."

  (b) If the Government is not shown as the consignor or the consignee, the annotation shall be:

  "Transportation is for the U.S. Department of Defense and the actual total
                             --------------------------
  transportation charges paid to the carrier(s) by the consignor or consignee shall be reimbursed by the Government pursuant to cost-reimbursement contract
  No.           *          . This may be confirmed by contacting
      ---------------------
                 *                                                        .
  ------------------------------------------------------------------------

  *To be inserted at contract award.

5. DOD FAR SUPP 52.232-7007 PROGRESS PAYMENTS (OCT 1986) (DEVIATION) (Applicable to Items 0006, 0007, 0011, 0012, 0013 and 0014)

Progress payments shall made to the Contractor when requested as work progresses, but not more frequently than monthly in amounts approved by the Contracting Officer, under the following conditions:

(a)  Computation of Amounts.
     ----------------------

     (1) Unless the Contractor requests a smaller amount, each progress payment shall be computed as (i) seventy-five percent (75%) of the Contractor's cumulative total costs under this contract, as shown by records maintained by the Contractor for the purpose of obtaining payment under Government contracts, plus (ii) progress payments to subcontractors (see paragraph (j) below), all less the sum of all previous progress payments made by the Government under this
contract.   Cost of money that would be allowable under 31.205-10 of the Federal
Acquisition Regulations shall be deemed an incurred cost for progress payment purposes.

     (2) The following conditions apply to the timing of including costs in progress payment requests:

          (i) The costs of supplies and services purchased by the Contractor directly for this contract may be included only after payment by cash, check or other form of actual payment.

         (ii) Costs for the following may be included when incurred, even if before payment, when the Contractor is not delinquent in payment of the costs of contract performance in the ordinary course of business:

              (A) Materials issued from the Contractor's stores inventory and placed in the production process for use on this contract.

              (B)  Direct labor, direct travel, and other direct in-house costs.

              (C)  Properly allocable and allowable indirect costs.


        (iii) Accrued costs of Contractor contributions under employee pension, profit sharing, and stock ownership plans shall be excluded until actually paid unless--

              (A) The Contractor's practice is to contribute to the plans quarterly or more frequently; and

              (B) The contribution does not remain unpaid thirty (30) days after the end of the applicable quarter or shorter payment period (any contributions remaining unpaid shall be excluded from the Contractor's total costs for progress payment until paid).

         (iv) If the contract is subject to the special transition method authorized in Cost Accounting Standard (CAS) 410, Allocation of Business Unit General and Administrative Expense in Final Cost Objective, General and Administrative expenses (G&A) shall not be included in progress payment requests until the suspense account prescribed in CAS 410 is less than--

              (A)  Five million dollars: or

              (B) The value of the work-in-progress inventories under contracts entered into after the suspense account was established
                   (only a pro rata share of the G&A allocable to the excess of the inventory over the suspense account value is includable in progress payment requests under this contract).

     (3) The Contractor shall not include the following in total costs for progress payment purposes in subparagraph (a)(1)(i) above:

          (i) Costs that are not reasonable, allocable to this contract, and consistent with sound and generally accepted accounting principles and practices.

         (ii)  Costs incurred by subcontractors or suppliers.

        (iii) Costs ordinarily capitalized and subject to depreciation or amortization except for the properly depreciated or amortized portion of such costs.

         (iv) Payments made or amounts payable to subcontractors or suppliers, except for-

               (A) Completed work, including partial deliveries, to which the Contractor has acquired title; and

               (B) Work under cost-reimbursement or time-and-material subcontracts to which the Contractor has acquired title.

     (4) The amount of unliquidated progress payments may exceed neither (i) the progress payments made against incomplete work (including allowable unliquidated progress payments to subcontractors) nor (ii) the value, for progress payment purposes, of the incomplete work. Incomplete work shall be considered to be the supplies and services required by this contract, for which delivery and invoicing by the Contractor and acceptance by the Government are incomplete.

     (5) The total amount of progress payments shall not exceed seventy-five percent (75%) of the total contract price.

     (6) If a progress payment or the unliquidated progress payments exceed the amounts permitted by subparagraphs (a)(4) or (a)(5) above, the Contractor shall repay the amount of such excess to the Government on demand.

(b)  Liquidation. Except as provided in the Termination for Convenience of the
     -----------
Government clause, all progress payments shall be liquidated by deducting from any payment under this contract, other than advance or progress payments, the unliquidated progress payments, or seventy-five (75%) of the amount invoiced, whichever is less. The Contractor shall repay to the Government any amounts required by a retroactive price reduction, after computing liquidations and payments on past invoices at the reduced prices and adjusting the unliquidated progress payments accordingly. The Government reserves the right to unilaterally change from the ordinary liquidation rate to an alternate rate when deemed appropriate for proper contract financing.

(c)  Reduction or Suspension.  The Contracting Officer may reduce or suspend
     -----------------------
progress payments, increase the rate of liquidation, or take a combination of these actions, after finding substantial evidence on any of the following conditions:

     (1) The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (f) and (g) below).

     (2) Performance of this contract is endangered by the Contractor's (i) failure to make progress or (ii) unsatisfactory financial condition.

     (3) Inventory allocated to this contract substantially exceeds reasonable requirements.

     (4) The Contractor is delinquent in payment of the costs of performing this contract in the ordinary course of business.

     (5) The unliquidated progress payments exceed the fair value of the work accomplished on the undelivered portion of this contract.

     (6) The Contractor is realizing less profit than that reflected in the establishment of any alternate liquidation rate in paragraph (b) above, and that rate is less than the progress payment rate stated in subparagraph (a)(1) above.

(d)  Title.
     -----

     (1) Title to the property described in this paragraph (d) shall vest in the Government. Investiture shall be immediately upon the date of this contract, for property acquired or produced before that date. Otherwise, investiture shall occur when the property is or should have been allocable or properly chargeable to this contract.

     (2) "Property", as used in this clause, includes all of the below-described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices.

          (i)  Parts, materials, inventories, and work in process;

         (ii) Special tooling and special test equipment to which the Government is to acquire title under any other clause of this contract;

        (iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment, and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (ii) above; and

         (iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

     (3) Although title to property is in the Government under this clause, other applicable clauses of this contract, e.g., the termination or special tooling clauses, shall determine the handling and disposition of the property.

     (4) The Contractor may sell any scrap resulting from production under this contract without requesting the Contracting Officer's approval, but the proceeds shall be credited against the costs of performance.

     (5) To acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officer's advance approval of the action and the terms. The Contractor shall (i) exclude the allocable costs of the property from the costs of contract performance, and (ii) repay to the Government any amount of unliquidated progress payments allocable to the property. Repayment may be by cash or credit memorandum.

     (6) When the Contractor completes all of the obligations under this contract, including liquidation of all progress payments, title shall vest in the Contractor for all property (or the proceeds thereof) not-

          (i) Delivered to, and accepted by, the Government under this contract; or

         (ii) Incorporated in supplies delivered to and accepted by, the Government under this contract and to which title is vested in the Government under this clause.

     (7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

(e)  Risk of Loss. Before delivery to and acceptance by the Government, the
     ------------
Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. The Contractor shall repay the Government an amount equal to the unliquidated progress payments that are based on costs allocable to property that is damaged, lost, stolen, or destroyed.

(f)  Control of Costs and Property.  The Contractor shall maintain an
     -----------------------------
accounting system and controls adequate for the proper administration of this clause.

(g)  Reports and Access to Records.  The Contractor shall promptly furnish
     -----------------------------
reports, certificates, financial statements, and other pertinent information reasonably requested by the Contracting Officer for the administration of this clause. Also, the Contractor shall give the Government reasonable opportunity to examine and verify the Contractor's books, records and accounts.

(h)  Special Terms Regarding Default. If this contract is terminated under the
     -------------------------------
Default clause, (i) the Contractor shall, on demand, repay to the Government the amount of unliquidated progress payments and (ii) title shall vest in the Contractor, on full liquidation of progress payments, for all property for which the Government elects not to require delivery under the Default clause. The Government shall be liable for no payment except as provided by the Default clause.



(i)  Reservations of Rights.
     ----------------------

     (1) No payment or vesting of title under this clause shall (i) excuse the Contractor from performance of obligations under this contract or (ii) constitute a waiver of any of the rights or remedies of the parties under the contract.

     (2) The Government's rights and remedies under this clause (i) shall not be exclusive but rather shall be in addition to any other rights and remedies provided by law or this contract and (ii) shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall exercise or single exercise preclude or impair any further exercise under this clause of the exercise of any other right, power, or privilege of the Government.

(j)  Progress payments to subcontractors. The amounts mentioned in (a)(1)(ii)
     -----------------------------------
above shall be all progress payments to subcontractors or divisions, if the following conditions are met:

     (1) The amounts included are limited to (i) the unliquidated remainder of progress payments made plus (ii) for small business concerns any unpaid subcontractor requests for progress payments that the Contractor has approved for current payment in the ordinary course of business.

     (2) The subcontract or interdivisional order is expected to involve a minimum of approximately six (6) months between the beginning of work and the first delivery, or, if the subcontractor is a small business concern, four (4) months.

     (3) The terms of the subcontract or interdivisional order concerning progress payments-

          (i) Are substantially similar to the terms of the clause 52.232-7007, Progress Payments, for any subcontractor that is a large business concern, or that clause with its Alternate I for any subcontractor that is a small business concern;

         (ii) Are at least as favorable to the Government as the terms of this clause;

        (iii) Are not more favorable to the subcontractor or division than the terms of this clause are to the Contractor;

         (iv) Are in conformance with the requirements of paragraph 32.504(e) of the Federal Acquisition Regulation; and

          (v) Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the Government's right to require delivery of the property to the Government if (A) the Contractor defaults or (B) the subcontractor becomes bankrupt or insolvent.

     (4) The progress payment rate in the subcontract is the customary rate used by the Contracting Activity, depending on whether the subcontractor is or is not a small business concern.

     (5) The parties agree concerning received by the Government for property to which title has vested in the Government under the subcontract terms, that the proceeds shall be applied to reducing any unliquidated progress payments by the Government to the Contractor under this contract.

     (6) If no unliquidated progress payments to the Contractor remain, but there are unliquidated progress payments that the Contractor has made to any subcontractor, the Contractor shall be subrogated to all the rights the Government obtained through the terms required by this clause to be in any subcontract, as if all such rights had been assigned and transferred to the Contractor.

     (7) The Contractor shall pay the subcontractor's progress payment request under subparagraph (j)(1)(ii) above, within a reasonable time after receiving the Government progress payment covering those amounts.

     (8) To facilitate small business participation in subcontracting under this contract, the Contractor agrees to provide progress payments to small business concerns, in conformity with the standards for customary progress payments stated in Subpart 32.5 of the Federal Acquisition Regulation. The Contractor further agrees that the need for such progress payments shall not be considered as a handicap or adverse factor in the award of subcontracts.

(k)  Limitations on Undefinitized Contract Actions.
     ---------------------------------------------
Notwithstanding any other progress payment provision in this contract, progress payments may not exceed eighty percent (80%) (or such lower percent prescribed in paragraph (a)) of costs incurred on work accomplished under undefinitized contract actions. A "Contract action" is any action resulting in a contract, as defined in FAR Subpart 2.1, including contract modifications for additional supplies or services, but not including contract modifications that are within the scope and under the terms of the contract, such as contract modifications issued pursuant to the Changes clause, or funding and other administrative changes. This limitation shall apply to the costs incurred, as computed in accordance with paragraph (a), and shall remain in effect until the contract action is definitized. Costs incurred which are subject to this limitation shall be segregated on contractor progress payment requests and invoices from those costs eligible for higher progress payment rates. For purposes of progress payment liquidation, as described in paragraph (b), progress payments for undefinitized contract actions shall be liquidated at the progress payment rate applicable for work performed under the undefinitizad contract action as long as the contract action remains undefinitized. The amount of unliquidated progress payments for undefinitized contract actions shall not exceed eighty percent (80%) of the maximum liability of the Government under the undefinitized contract action or such lower limit specified elsewhere in the contract. Separate limits may be specified for separate actions.


PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J: LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS


ATTACHMENT
NUMBER             IDENTIFICATION
- ------             --------------

J-1                One copy of NAVSEA Specifications for Building Landing Ship
                   Dock LSD 41 (Cargo Variant) dated 9 October 1987 with contract and contract guidance drawings and project peculiar documents with Modification
                   No.1 dated 20 Nov 1987, Modification No. 2 dated 16
                   December 1987, Modification No. 3 dated 8 January 1988,
                   Modification No. 4 dated 22 January 1988, Modification No.
                   5 dated 2 March 1988 and Modification No. 6 dated 24 March
                   1988.

J-2                One copy of Contract Data Requirements List for LSD 41
                   (Cargo Variant) DD form 1423 Exhibits A, B and C as amended by replacement pages dated 24 November 1987, replacement pages dated 14 December 1987 and replacement pages dated
                   8 January 1988.

J-3                One (1) copy of Schedule "A," List of Government Furnished
                   Material for LSD-41, (Cargo Variant) revision dated 10
                   November 1993.

J-4                One (1) copy Schedule "B", List of Technical Services for
                   LSD 41 (Cargo Variant)

J-5                One (1) copy of Schedule "C" List of Government Furnished
                   Information for LSD 41 (Cargi Variant) dated 24 Mar 1988

J-6                One (1) copy of LSD-41 (Cargo Variant) Technica Manual
                   Contract Requirements

J-7                One (1) copy of Fitting Out Management Information System
                   Requirements Statement

J-8                One (1) copy of LSD 41 (Cargo Variant) Test Documentation
                   Booklet with replacement pages dated 4 Jan 1988

J-9                One (1) copy of LSD 41 (Cargo Variant) Weapons Equipment
                   List with change pages: Table of Contents dated 9 Mar 1988;
                   8 dated 22 Jan 1988; and 11 and 12 dated 2 Mar 1988.

J-10               List of Government Facilities, Special Tooling, and Special
                   Purpose Test Equipment to be used on a No-charge Basis

J-11               Standardization Program Plan for LSD 41 (CV)

J-12               Provisioning Requirements Technical Specifications,
                   NAVSEA T6490-AG-GTP-010

J-13               DD Form 254, Contract Security Specification


J-14-A             Financial Accounting Data Sheet

J-14-B             Financial Accounting Data Sheet -- Compensation Adjustments

J-15               Small Business and Small Disadvantaged Business
                   Subcontracting Plan

J-16               Weighting Factors

3.   RELEASE

     a.   As used in this paragraph 3:

     (1) "Events" refer to any contract modification, any Government breach, any Government tort, any changer order, any stop work order, any suspension of work, any acceleration order, any Government action or omission pertaining to Government property or information, and any other occurrence, action or omission (whether fortuitous or accidental, of or by the Government, Contractor or third party).

     (2) "Covered Events" refer to "Events" occurring on or before the effective date of this modification, whether formal or constructive, which were known or should have been known by the Contractor on the effective date of this modification, (except with respect to the Contractor's supplements dated 8 June 1993 and 15 November 1993 in which case covered events are events which were known or unknown, foreseeable or unforeseeable by the Contractor on the effective date of this modification) whether or not such events were discussed between the parties, all of which events: (i) arise out of or under or are in any way related to this contract and affect this contract, or (ii) arise out of or under or are in any way related to this contract and affect any other contract between the Contractor and the Government, or (iii) arise out of or under or are in any way related to any other contract between the Contractor and the Government or the Contractor and any third party and affect this contract but only to the extent of the effect on this contract.

     (3)  "Costs" include, but is not limited to, any or all:

(i)         direct performance (hardcore) and material costs;
(ii)        indirect costs;
(iii) delay and disruption costs including local, cumulative, and any other type;
(iv)        overhead costs;
(v) costs associated with dislocation, accelerations, and inefficiencies in performance;
(vi)        interest costs and other consideration for financing; and
(vii) costs for preparing proposals, claims, and requests for equitable adjustment.
(viii)      subcontract costs

     b. In consideration for the provisions of this modification, the Contractor, for itself, its successors, assigns, vendors, suppliers, and subcontractors hereby remises, releases, and forever discharges the Government, its officers, agents, and employees from (i) any or all actual or potential entitlement of the Contractor to an equitable adjustment of the price and/or delivery schedule of this contract by reason of Covered Events, or the impact of Covered Events, (ii) any or all actual or potential liabilities to the Contractor for money damages and/or other relief for Covered Events or the impact of Covered Events upon this contract, (iii) any and all actual or potential entitlement of the Contractor to an equitable adjustment of the price and/or delivery schedule of any other Government contract or any contract between the Contractor and any third party by reason of Covered Events, or the impact of Covered Events and (iv) any and all actual or potential liabilities to the Contractor for money damages and/or other relief under any other Government contract or any contract between the Contractor and any third party for Covered Events, or for the impact of Covered Events, arising under or related to this contract. By this release, the Contractor does not release claims under any other Government contract for covered events solely arising under, or relating to, such other Government contract to the extent they do not affect this contract.

     c. The contractor hereby confirms and acknowledges that in agreeing to the terms of this modification, it is releasing all rights to any entitlement for any and all costs under, and any and all impacts upon this contract or any other contract by reason of Covered Events, whether or not such costs and impacts of Covered Events are known or should have been known or are unknown as described in paragraph 3a(2) herein, foreseeable or unforeseeable as of the effective date of this modification, whether or not such costs and impacts of Covered Events have been discussed with, or for any reason reserved for future discussion with the Government, or have been made the basis for other assertions of claims or requests for equitable adjustment, whether or not such costs or impacts of Covered Events were, or are, incurred and sustained, respectively, before, on, or after the effective date of this modification, and whether or not such costs and impacts of Covered Events are caused directly by, indirectly by, cumulatively by, or in consequence of any of the Covered Events.

     d. The Contractor's release set forth in this provision is complete and final, no rights are reserved under this modification and, in any event, any and all such rights shall be deemed to have been waived without exception. Nothing set forth herein shall in any way affect or operate to reserve any item covered by another release executed by the Contractor either prior to concurrent with, or subsequent to the date of the execution of this modification nor shall anything set forth herein in any way affect the operation of any statute, including but not limited to 10 USC 2405.

4. This modification constitutes definitization of all unadjudicated modifications.

5. The parties agree that the retentions against this contract shall remain at the current level and that five percent (5%) of all amounts paid as a result of this modification shall be added to the current retentions.

6. The Contractor agrees that all amounts that were made available to be paid as extraordinary relief will solely "revert to the Government". The total amount that was made available for payment as extraordinary contractual relief under this contract (N00024-88-C-2048) by modification P00030 is $18,675,995. For the purposes of this modification "revert the Government" consists of the remittance of amounts previously paid to the Contractor and the de-obligation of the unexpended amounts under this CLIN 0016. Payment (remittance) shall be made by the Contractor to the Government within 3 working days from receipt of payment under this modification. The de-obligation of the unexpended amounts under this CLIN 0016 is effected by this modification. The specific amount(s) de-obligated is shown on the attached Financial Accounting Data Sheet.

7. Except as modified herein, all other terms and conditions of the contract, as previously changed, remain unchanged and in full force and effect.

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                  LSD-49/50/51



ITEM                                                                                          QTY.
NO.                MATERIAL DESCRIPTION          IDENT. NO.                  SOURCE    SWBS   SHIP
- ----               ---------------------------   -----------------           -------   ----   ----

001                NAVSTAR Global                TBD                         SPAWAR    423      1
                    Positioning System
        001A        Radio Receiver               R-2331/URN (RCVR 3s)        SPAWAR    423      1
        001B        Deleted (SEE 001G)
        001C        Control, Indicator           C-11702/UR (STD CDU)        SPAWAR    423      2
        001D        Mounting Base,               MT-6486/SRN (RCU)           SPAWAR    423      2
                     Electrical Equipment
        001E        Antenna                      AS-3819/SRN (FRPAGP)        SPAWAR    423      1
        001F        Amplifier, Antenna           AM-7314/URN (AE-4)          SPAWAR    423      1
        001G        Mounting Base                MT-6586/5
                                                   (RCVR 35 MOUNT)           SPAWAR    423      1
002                Not used

003                Not used

004                Secure Telephone
        004A        Secure Telephone             TA-970/U                    SPAWAR    441     40
        004B        Secure Telephone             TA-990/U                    SPAWAR    441      4

005                Transceiver Switching Unit    SA-2254/UR                  SPAWAR    441     10

006                NAVMACS "B" System            AN/SYQ-7(V)2
        006A        Computer                     AN/UYK-44(V)MRC             SPAWAR    445      1
        006B        Recorder-Reproducer          RD-397B(V)1/U               SPAWAR    445      1
        006C        Interconnecting Group        ON-143(V)4/USQ              SPAWAR    445      1
        006D        Recorder-Reproducer          AN/USH-26(V)                SPAWAR    445      1
        006E        Teletype                     TT/624(V)5/UG               SPAWAR    445      2
        006F        Data Display Terminal        AN/USQ-69(V)                SPAWAR    445      2

007                Landing Craft, Personnel
                    36 Foot (LCPL)
        007A        Boat                         MK 12                       PMS300    583      2
        007B        Receiver-Transmitter         AN/VRC-46A
        007B1        Receiver-Transmitter        RT-524A/VRC-46A             SUPSHIP   583      6
        007B2        Mounting Base               MT-1029/VRC                 SUPSHIP   583      6
        007B3        Handset                     H-250/U                     SUPSHIP   583      6
        007B4        Antenna                     AS-1729/VRC                 SUPSHIP   583      6

ITEM           RDD       RDD     RDD           RDD     RDD     RDD
No.           LSD-49    LSD-50  LSD-51        LSD-49  LSD-50  LSD-51
- ----          --------  ------  ------        ------  ------  ------

001

       001A
       001B
       001C
       001D                     07/95                          7/93

       001E
       001F
       001G

002

003

004
       004A                                                    8/93
       004B                                                    8/93

005                         9/94

006
       006A                 05/94                         12/93
       006B                 05/94                         12/93
       006C                 05/94                         12/93
       006D                 05/94                         12/93
       006E                 05/94                         12/93
       006F         11/93   05/94

007
                                                  11/94    8/95
       007A         11/94   08/95
       007B
       007B1        12/94   09/95                 12/94    9/95
       007B2        12/94   09/95                 12/94    9/95
       007B3        12/94   09/95                 12/94    9/95
       007B4        12/94   09/95                 12/94    9/95


                 1 of 14              10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                  LSD-49/50/51


ITEM         MATERIAL                                                        QTY.
NO.          DESCRIPTION                IDENT. NO.            SOURCE   SWBS  SHIP
- -----------  -------------------------  -----------------     -------  ----  ----

008          DECOY Launching System     MK 36 MOD 12          NAVSEA    474    1
       008A   Master Launch Control     MK 158 MOD 1          NAVSEA    474    1
       008B   Bridge Launch Control     MK 164 MOD 1          NAVSEA    474    2
       008C   Bridge Launch Control     MK 164 MOD 2          NAVSEA    474    2
       008D   Launcher Power Supply     MK 160 MOD 1          NAVSEA    474    6
       008E   Launcher                  MK 137 MOD 1          NAVSEA    721    2
       008F   Launcher                  MK 137 MOD 2          NAVSEA    721    4
       008G   Ready Service Locker      MK 5 MOD 4            NAVSEA    474    6

009          Stabilized Gyro Compass    AN/WSN-2              NAVSEA    426    1
              Set

010          Transceiver
       010A   Transceiver               AN/URC-80(V)5(MOD)    SUPSHIP   441    1
       010A1   Cntrl Rcvr Xmtr          C-8980/URC-           SUPSHIP   441    1
                                         80(V)5(MOD)
       010A2   Receiver Transmitter     RT1155/URC-           SUPSHIP   441    1
                                         80(V)5(MOD)
       010A3   Loudspeaker              LS-609/UR             SUPSHIP   441    1
       010B   Handset                   H-169/UR              SUPSHIP   441    4
       010C   Audio Frequency Amplifier AM-3729/SR            SUPSHIP   441    1
       010D   Handset Holder            Z-33A                 SUPSHIP   441    4

011          Satellite Broadcast        AN/SSR-1A
              Reeiver
       011A    Amplifier-Converter      AM-6534/SSR-1A        SPAWAR    441    4
       011B    Antenna                  AS-2815/SSR-1A        SPAWAR    441    4
       011C    Combiner-Demodulator     MD-900/SSR-1A         SPAWAR    441    1
       011D    Demultiplexer            TD-1063A/SSR-1A       SPAWAR    441    1

012          Radar Set
       012A   Radar Set                 AN/SPS-67(V)1         NAVSEA    451    1
       012A1   Radar Set Control        C-10564/SPS-67(V)     NAVSEA    451    1
       012A2   Video Processor          CV-3571/SPS-67(V)     NAVSEA    451    1
       012A3   Receiver-Transmitter     RT-1293/SPS-67(V)     NAVSEA    451    1
       012A4   Antenna Controller       SA-2229/SPS-67(V)     NAVSEA    451    1
       012A5   Antenna Safety Switch    SA-2230/SPS-67(V)     NAVSEA    451    1
       012B   Antenna
       012B1   Radar Antenna            AS-936B/SPS-10B       NAVSEA    451    1
       012B2   Antenna Pedestal         AB-561/SPS-10B        NAVSEA    451    1
       012B3   Band Pass Filter         F-189A/SPS-10B        SUPSHIP   451    1

                                            2 of 14

ITEM          RDD       RDD     RDD           RDD     RDD     RDD
NO.          LSD-49    LSD-50  LSD-51        LSD-49  LSD-50  LSD-51
- -----------  --------  ------  ------        ------  ------  ------

008                             04/95                          4/95
       008A                     04/95                          4/95
       008B                     04/95                          4/95
       008C                     04/95                          4/95
       008D                     04/95                          4/95
       008E                     04/95                          4/95
       008F                     04/95                          4/95
       008G                     04/95                          4/95

009

010
       010A
       010A1
       010A2
       010A3
       010B
       010C
       010D

011

       011A                     11/94                         12/93
       011B                     11/94                         12/93
       011C                     11/94                         12/93
       011D                     11/94                         12/93

012
       012A                     05/94                         11/93
       012A1                    05/94                         11/93
       012A2                    05/94                         11/93
       012A3                    05/94                         11/93
       012A4                    05/94                         11/93
       012A5                    05/94
       012B
       012B1                    05/94                         11/93
       012B2                    05/94                         11/93
       012B3                    05/94                         11/93

                         10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                  LSD-49/50/51

ITEM         MATERIAL             IDENT.                QTY.    RDD     RDD      RDD
NO.          DESCRIPTION          NO.     SOURCE  SWBS  SHIP    LSD-49  LSD-50   LSD-51
- -----------  ------------------   ------  ------  ----  -----   -----   ------   ------

013            Deleted (See 053)
     013A      Deleted
     013A1     Deleted
     013A2     Deleted
     013B      Deleted
     013C      Deleted
     013C1     Deleted
     013C2     Deleted
     013C3     Deleted
     013C4     Deleted
     013C5     Deleted
     013D      Deleted
     013E      Deleted
     013E1     Deleted
     013E2     Deleted
     013E3     Deleted
     013F      Deleted
     013F1     Deleted
     013F2     Deleted
     013F3     Deleted
     013G      Deleted
     013G1     Deleted
     013G2     Deleted
     013H      Deleted
     013H1     Deleted
     013H2     Deleted
     013I      Deleted
     013I1     Deleted
     013I2     Deleted
     013J      Deleted
     013K      Deleted
     013L      Deleted
     013M      Deleted
     013N      Deleted
     013O      Deleted
     013P      Deleted
     013P1     Deleted

                           3 of 14                        10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                  LSD-49/50/51


ITEM         MATERIAL                                                        QTY.
NO.          DESCRIPTION                IDENT. NO.            SOURCE   SWBS  SHIP
- -----------  -------------------------  -----------------     -------  ----  ----

014          Guns, Close-In Weapon
              System
       014A   Close-In Weapon System    MK 15 MOD 12         PMS413     480    1
       014B   Weapon Group              MK 16 MOD 2          PMS413     711    2
       014C   Local Control Panel       MK 339 MOD 4         PMS413     480    2
       014D   Remote Control Panel      MK 340 MOD 2         PMS413     480    1
       014E   PASS Terminal             TBD                  PMS413     480    2
       014F   Conversion Kit, M.E.      MK 157 MOD 0         PMS413     711    2

015          25MM Machine Gun System    MK 138 MOD 0
       015A   Automatic Cannon          M242                 NAVSEA     711    2
       015B   Gun Mount                 MK 88 MOD 0          NAVSEA     711    2
       015C   Power and Control Unit    MK 218 MOD 0         NAVSEA     480    2

016          IFF Equipment
       016A   Interrogator Set          AN/UPX-25(V)6        NAVAIR     455    2
       016A1   Video Synch              SN-501/UPX           NAVAIR     455    2
       016A2   Interrogator             AN/UPX-27            NAVAIR     455    2
       016A3   Interrogator Blanker     MX-8758A/UPX         NAVAIR     455    2
       016A4   RF Switch Group          AN/UPA-61            NAVAIR     455    2
       016A5   Enclosure                CY-7558/UPX-25(V)    NAVAIR     455    2
       016A6   Mount                    MT-4580/U            NAVAIR     455    2
       016B   Transponder Set           AN/UPX-28(V)2        NAVAIR     455    1
       016B1   Enclosure                CY-7557/UPX-28(V)    NAVAIR     455    1
       016B2   Transmitter-Receiver     RT-859A/APX          NAVAIR     455    1
       016B3   Mount                    MT-3809/APX-72       NAVAIR     455    1
       016B4   Go-NO-Go Tester          TS-1843B/APX         NAVAIR     455    1
       016B5   Mount                    MT-3513A/APX         NAVAIR     455    1
       016B6   Electronic Gate          TD-937B/APX          NAVAIR     455    1
       016B7   Power Supply             PP-6099B/APX-72      NAVAIR     455    1
       016B8   Support Kit              RT-859A/APX          NAVAIR     455    1
       016C   Decoder Group             AN/UPA-59B(V)        NAVAIR     455    4
       016C1   IFF Decoder              KY-761A(P)/UPA-      NAVAIR     455    4
                                        59A(V)
       016C2   Alarm Monitor            BZ-173A/UPA-59A(V)   NAVAIR     455    4
       016C3   Intra-Target Data        ID-1844A/UPA-59A(V)  NAVAIR     455    4
                Indicato
       016D    IFF Test Set             AN/UPM-155           NAVAIR     455    1
       016E    Control Monitor          C-8430/UPX           NAVAIR     455    2
       016F    Antenna, Directional     AS-2188/UPX          NAVAIR     455    1


        ITEM   RDD     RDD     RDD            RDD     RDD     RDD
         NO.  LSD-49  LSD-50  LSD-51         LSD-49  LSD-50  LSD-51
         ---   -----  ------  ------         ------  ------  ------

014

        014A           03/94   02/95                   3/94    2/95
        014B                   02/95                           2/95
        014C                   02/95                           2/95
        014D                   02/95                           2/95
        014E                   02/95                           2/95
        014F                   02/95                           2/95

015
        015A   06/94   03/95   12/95           6/94    3/95   12/95
        015B                   12/94                          12/94
        015C                   06/95                           6/95

016
        016A                   05/94                          12/93
       016A1                   05/94                          12/93
       016A2                   05/94                          12/93
       016A3                   05/94                          12/93
       016A4                   05/94                          12/93
       016A5                   05/94                          12/93
       016A6                   05/94                          12/93
        016B                   05/94                          12/93
       016B1                   05/94                          12/93
       016B2                   05/94                          12/93
       016B3                   05/94                          12/93
       016B4                   05/94                          12/93
       016B5                   05/94                          12/93
       016B6                   05/94                          12/93
       016B7                   05/94                          12/93
       016B8                   05/94                          12/93
        016C                   05/94                          12/93
       016C1                   05/94                          12/93
       016C2                   05/94                          12/93
       016C3                   05/94                          12/93

        016D                   05/94                          12/93
        016E                   05/94                          12/93
        016F                   05/94                          12/93

              4 of 14                   10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                  LSD-49/50/51

ITEM          MATERIAL                                                             QTY.
NO.           DESCRIPTION                   IDENT. NO.           SOURCE    SWBS    SHIP
- ----          ---------------------------   ----------------     -------  ------  ------

       016G    Antenna, Omnidirectional     AS-177B/UPX          NAVAIR   455        4
       016H    Control Set, Transponder     C-6280A(P)/APX       NAVAIR   455        1
       016I    Transponder Set Enclosure    CY-6816/APX          NAVAIR   455        1

017           Passive ECM
       017A    Passive ECM                  AN/SLQ-32A(V)1       NAVSEA   472        1
       017A1    Antenna Assembly            CW-1192A/SLQ-32(V)   NAVSEA   472        2
                 Enclosure
       017A2    Mounting Base               MT-6008/SLQ-32(V)    NAVSEA   472        2
       017A3    Cabinet                     CY-7725/SLQ-32(V)    NAVSEA   472        1
       017A4    Power Distribution Box      J-3594/SLQ-32(V)     NAVSEA   472        1
       017A5    EW Display                  OJ-4468/SLQ-32(V)    NAVSEA   472        1
       017A6    Heat Exchanger              HD-1079/SLQ-32(V)    NAVSEA   472        1
       017B    Blanker, Video Mixer         AN/SLA-10B           NAVSEA   472        1
       017B1    Blanker, Video Mixer        MX-10042/SLA-10B     NAVSEA   472        1
       017B2    Blanker, Disable Control    C-10569/SLA-10B      NAVSEA   472        1

018           Antenna, Coupler Groups
       018A1    Antenna Coupler             AN/SRA-49A           SPAWAR   441        2
       018A2    Dummy Load                  DA-515/U             SPAWAR   441        2
       018B1    Antenna Coupler (2-6 MHz)   AN/SRA-56            SUPSHIP  441        2
       018B2    Impedance Matching          CU-1773/SRA-56       SUPSHIP  441        1
                 Network
       018C1    Antenna Coupler             AN/SRA-57            SUPSHIP  441        2
                 (4-12 MHz)
       018C2    Impedance Matching          CU-1775/SRA-57       SUPSHIP  441        1
                 Network
       018D1    Antenna Coupler             AN/SRA-58            SUPSHIP  441        1
                 (10-30 MHz)
       018D2    Dummy Load                  DA-242A/U            SUPSHIP  441        1
       018E    Antenna Coupler              OA-9123/SRC          SPAWAR   441        2
       018E1    Equipment Rack              MT-6332/SRC          SPAWAR   441        1
       018F    Combiner (VHF/LF)            CU-2007/SRR          SUPSHIP  441        1

019           Teletype
       019A    Teletype                     AN/UGC-143A(V)2      SPAWAR   445        5
       019B    Teletype                     AN/UGC-143A(V)3      SPAWAR   445        2
       019C    Teletype                     AN/UGC-143A(V)4      SPAWAR   445        4


ITEM           RDD     RDD     RDD           RDD     RDD     RDD
 NO.          LSD-49  LSD-50  LSD-51        LSD-49  LSD-50  LSD-51
 ---          ------  ------  ------        ------  ------  ------

       016G                    05/94                         12/93
       016H                    05/94                         12/93
       016I                    05/94                         12/93

017
       017A                    05/94                         12/93
       017A1                   05/94                         12/93

       017A2                   05/94                         12/93
       017A3                   05/94                         12/93
       017A4                   05/94                         12/93
       017A5                   05/94                         12/93
       017A6                   05/94                         12/93
       017B                    05/94                         12/93
       017B1                   05/94
       017B2                   05/94

018
       018A1                   05/94                          7/93
       018A2                   05/94                          7/93
       018B1                   05/94                          7/93
       018B2                   05/94                         12/93

       018C1                   05/94                          7/93

       018C2                   05/94                          7/93

       018D1                   05/94                         12/93

       018D2                   05/94                          7/93
       018E                    05/94                          7/93
       018E1                   05/94                          7/93
       018F                    05/94                          7/93

019
       019A                    12/93                         12/93
       019B                    12/93                         12/93
       019C                    12/93                         12/93

             5 of 14                                            10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                  LSD-49/50/51


ITEM          MATERIAL                                                      QTY.
NO.           DESCRIPTION                  IDENT. NO.      SOURCE    SWBS   SHIP
- ----          --------------------------   --------------  ------    ----  ------

020           Switch Matrix
       020A    Deleted
       020B    Deleted
       020C    Deleted
       020D    Channel Selector            C-10316/F       SPAWAR     441     2

021           Torpedo-Countermeasures      AN/SLQ-25A
               (NIXIE)
       021A    Transmitting Set Control    C-9394/SLQ-25A  PMS415     473     1
       021B    Torpedo Countermeasures     T-1256/SLQ-25A  PMS415     473     1
                Transmitter
       021C    Power Operated Double Drum  RL-272(C)/SLQ-  PMS415     473     1
                Winch (w/Winch Section      25A
                Assy & Motor Controller)
       021D    FOTC Cable                                  PMS415     473     2
       021E    Towed Body                  TB-14(A)/SLQ-   PMS415     473     2
                                            25A
       021F    Deleted
       021G    Deleted
       021H    Fleet Angle Compensator     1312513         PMS415     473     2
       021I    Deleted
       021J    INCO Kit Fairlead Chocks                    PMS415     473     1

022           Control-Monitor Group        OK-454(V)/WSC   SPAWAR     441     1
       022A    Electrical Equipment        CY-7970/WSC     SPAWAR     441     1
                Cabinet
       022B    Monitor Panel               MX-10342/WSC    SPAWAR     441     1
       022C    Data & Control Patch        SB-4124/WSC     SPAWAR     441     1
                Switchboard
       022D    Multiplexer                 TD-1271B/U      SPAWAR     441     1
       022E    IF Patch Panel              SB-4125/WSC     SPAWAR     441     1

023           Glide Slope Indicator        MK 1 MOD 0      NAVAIR     588     1
               System

024           Wave-Off Light System        MK 1 MOD 0      NAVAIR     588     1


ITEM           RDD     RDD     RDD            RDD     RDD     RDD
NO.           LSD-49  LSD-50  LSD-51         LSD-49  LSD-50  LSD-51
- ---           ------  ------  ------         ------  ------  ------


020
       020A
       020B
       020C                    9/94                           8/93
       020D

021

       021A
       021B

       021C


       021D
       021E
       021F
       021G
       021H
       021I
       021J

022
       022A                    05/94                          12/93
                               05/94                          12/93
       022B                    05/94                          12/93
       022C                    05/94                          12/93

       022D                    05/94                          12/93
       022E                    05/94                          12/93

023

024
              6 of 14                                      10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                  LSD-49/50/51

ITEM                                                                         QTY.
NO.          MATERIAL DESCRIPTION        IDENT. NO.           SOURCE   SWBS  SHIP
- ----         --------------------        ----------           ------   ----  ----

025          Non-Tactical ADP System     AN/UYK-62(V)
              (SNAP II)
       025A   Computer System: CPU,      CP-1536A(P)/UYK-     SPAWAR    493    1
               1.5MB Mem, 12MB Vir Mem,   62(V)
               IDC, RTC, BBC,
               CNP Type 1 CNP Type 2
       025B   Disk Memory Group          OA-9130/UYK-62(V)    SPAWAR    493    2
       025B1   80 MB Disk Drive          RD-510/UYK-62(V)     SPAWAR    493    4
       025B2   Power Supply              PP-7841/UYK-62(V)    SPAWAR    493    4
       025B3   Disk Cabinet              CY-8030/UYK-62(V)    SPAWAR    493    2
       025C   Deleted
       025D   9T Magnetic Tape Unit      RD-512A/UYK-62(V)    SPAWAR    493    1
       025E   Terminal Group             OW-981/UYK-62(V)     SPAWAR    493   13
       025E1   Terminal                  IP-1430/UYK-62(V)    SPAWAR    493   13
       025E2   Keyboard                  TT-779/UYK-62(V)     SPAWAR    493   13
       025F   Card Reader                RP-322/UYK-62(V)     SPAWAR    493    1
       025G   Paper Tape Reader Punch    RD-513/UYK-62(V)     SPAWAR    493    1
       025H   Printer, Automatic Data    RP-301/UYK-62(V)     SPAWAR    493    2
               Processing
       025I   Printer, Automatic Data    RP-302/UYK-62(V)     SPAWAR    493    5
               Processing
       025J   Printer, Automatic Data    RP-302/UYK-62(V)     SPAWAR    493    2
               Processing
       025K   Dual Rack (CPU)            CY-8029/UYK-62(V)    SPAWAR    493    1
       025L   Compensator, Electrical    CN-1569/UYK-62(V)    SPAWAR    493    1
       025M   Compensator, Electrical    CN-1572/UYK-62(V)    SPAWAR    493    3
       025N   Compensator, Electrical    CN-1570/UYK-62(V)    SPAWAR    493    1
       025O   Compensator, Electrical    CN-1638/UYK-62(V)    SPAWAR    493    8
       025P   Interface Paper Tape       CV-3882/UYK-62(V)    SPAWAR    493    1

026          50 Caliber Machine Gun
       026A   Mount                      MK 26 MOD 15         NAVSEA    711    6
       026B   Gun                        M2HB                 NAVSEA    711    6

027          Emergency Escape
              Breathing Device
              Stowage Containers
       027A    Shock Rated Containers                         SUPSHIP   671   51
       027B    Non-Shock Rated                                SUPSHIP   671
                Containers (1161 Count)

ITEM               RDD     RDD     RDD        RDD     RDD     RDD
NO.               LSD-49  LSD-50  LSD-51     LSD-49  LSD-50  LSD-51
- ----              ------  ------  ------     ------  ------  ------

025
                                                               5/94
      025A                         05/94



      025B                         05/94                       5/94
     025B1                         05/94                       5/94
     025B2                         05/94                       5/94
     025B3                         05/94                       5/94
      025C                                                     5/94
      025D                         05/94                       5/94
      025E                         05/94                       5/94
     025E1                         05/94                       5/94
     025E2                         05/94                       5/94
      025F                         05/94                       5/94
      025G                         05/94                       5/94
      025H                         05/94
                                                               5/94
      025I                         05/94
                                                               5/94
      025J                         05/94
                                                               5/94
      025K                         05/94                       5/94
      025L                         05/94                       5/94
      025M                         05/94                       5/94
      025N                         05/94                       5/94
      025O                         05/94
      025P                         05/94

026                                02/95       6/94    3/95    2/95
      026A         06/94   03/95   03/95                       3/95
      026B

027

            7 of 14   10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT -- SCHEDULE A
                                 LSD-49/50/51

ITEM                                                                         QTY.
NO.          MATERIAL DESCRIPTION        IDENT. NO.           SOURCE   SWBS  SHIP
- -----------  -------------------------   ----------------     -------  ----  ----

028          50 Foot Utility Boat
       028A   Utility Boat               MK7               PMS300       583    1
       028B   Receiver-Transmitter       AN/VRC-46A        SUPSHIP      583    2
       028B1  Receiver-Transmitter       RT-524A/VRC       SUPSHIP      583    2
       028B2  Mounting Base              MT-1029/VRC       SUPSHIP      583    2
       028B3  Handset                    H-250/U           SUPSHIP      583    2
       028B4  Antenna                    AS-1729/VRC

029          Closed Circuit Television   AN/UXQ-TBD(V)     NBS          434    1
              Entertainment & Training
              System, Site 300
       029A    TV Set                    TBD               NBS          434   16

030          Wind Speed and Direction
              Indicating System
       030A    Wind Direction and        TYPE F            NAVAIR       437    2
                Speed Detector
       030B    Wind Direction and        TYPE F            NAVAIR       437    1
                Speed Transmitter
       030C    Wind Direction and        TYPE F            NAVAIR       437   10
               Speed Indicator

031          Air Search Radar            AN/SPS-49(V)5
       031A01 Monitor Test Set           AN/SPM-23A        NAVSEA       451    1
       031A02 Auxiliary Antenna          AS-3077/SP        NAVSEA       451    2
       031A03 Auxiliary Antenna          AS-3078/SP        NAVSEA       451    1
       031A04 Auxiliary Antenna          AS-3079/SP        NAVSEA       451    1
       031A05 Antenna Group              AS-3263/SPS-49(V) NAVSEA       451    1
       031A06 Ant Heater Ind Light       B-41/A            NAVSEA       451    2
       031A07 OSC Alarm Ind Light        B-41/A            NAVSEA       451    1
       031A08 Over Temp Alarm Buzzer     BZ-221/U          NAVSEA       451    2
       031A09 Control Indicator          C-9734/SPS/49(V)  NAVSEA       451    1
       031A10 Voltage Controller         C-9735/SPS-49(V)  NAVSEA       451    1
       031A11 Radar Set Control          C-10939/SPS-49(V) NAVSEA       451    1
       031A12 Voltage Regulator Assy     CN-1446/SPS-49(V) NAVSEA       451    1
       031A13 Directional Coupler        CU-2133/SP        NAVSEA       451    1
       031A14 Directional Coupler        CU-2134/SP        NAVSEA       451    1
       031A15 Radio Freq Reflection      CU-2136/SP        NAVSEA       451    1
               Isolator

      ITEM         RDD     RDD     RDD        RDD     RDD     RDD
      NO.         LSD-49  LSD-50  LSD-51     LSD-49  LSD-50  LSD-51
- ----------------  ------  ------  ------     ------  ------  ------

028
       028A               04/94   09/95               4/94   9/95
       028B
       028B1                      09/95              12/94   9/95
       028B2              12/94   09/95              12/94   9/95
       028B3              12/94   09/95                      9/95
       028B4                      09/95                      9/95

029


       029A       10/93   6/94    04/95              AT      AT

030

       030A

       030B

       030C                       9/94                       1/94


031
       031A01                     05/94                       11/93
       031A02                     05/94                       11/93
       031A03                     05/94                       11/93
       031A04                     05/94                       11/93
       031A05                     05/94                       11/93
       031A06                     05/94                      DELETE
       031A07                     05/94                      DELETE
       031A08                     05/94                       11/93
       031A09                     05/94                       11/93
       031A10                     05/94                       11/93
       031A11                     05/94                       11/93
       031A12                     05/94                       11/93
       031A13                     05/94                       11/93
       031A14                     05/94                       11/93
       031A15                     05/94                       11/93

NOTE:  AT = 30 days prior to Acceptance Trials

                   8 of 14                      10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT -- SCHEDULE A
                                 LSD-49/50/51


ITEM                                                                         QTY.
NO.          MATERIAL DESCRIPTION        IDENT. NO.           SOURCE   SWBS  SHIP
- -----------  -------------------------   ----------------     -------  ----  ----

       031A16   Elex Freq Converter      CV-3689/SPS-49(V)    NAVSEA   451     1
       031A17   Signal Data Processor    CV-3690/SPS-49(V)    NAVSEA   451     1
       031A18   Electrical Dummy Load    DA-668/SP            NAVSEA   451     1
       031A19   IFF Band Pass Filter     F-1397/SP            NAVSEA   451     1
       031A20   Low Pass Filter          F-1399/SP            NAVSEA   451     1
       031A21   Centrifugal Pump         HD-977/SP            NAVSEA   451     2
       031A22   Dehydrator Unit          HD-979/SP            NAVSEA   451     1
       031A23   Water Demineralizer      HD-994/SP            NAVSEA   451     1
       031A24   Alarm Buzzer             IC/ZIS4              NAVSEA   451     1
       031A25   Indicator Monitor        ID-2003/SPS-49(V)    NAVSEA   451     1
       031A26   Distribution Box         J-3311/SP            NAVSEA   451     1
       031A27   Coolant Level Switch     MX-9657/SP           NAVSEA   451     1
       031A28   Radio Freq Circulator    MX-9960/SP           NAVSEA   451     1
       031A29   Motor Generator Set      PU-767/S             NAVSEA   451     1
       031A30   Radar Receiver           R-2199/SPS-49(V)     NAVSEA   451     1
       031A31   Waveguide Switch         SA-2028/SP           NAVSEA   451     1
       031A32   Antenna Safety Switch    SA-2029/U            NAVSEA   451     1
       031A33   Starter Motor            SA-2030/S            NAVSEA   451     2
       031A34   Transmitter Assembly     T-1297A/SPS-49(V)    NAVSEA   451     1
       031A35   ISO XFMR 440, 60HZ       TF-575/SP            NAVSEA   451     3
       031A36   Band Pass Filter, IFF    F-1398/SP            NAVSEA   451     1

032          TACAN System
       032A   TACAN                      AN/URN-25            NAVAIR   423
       032A1   Transponder Group         OX-52/URN-25         NAVAIR   423     1
       032A2   Control-Indicator         C-10363/URN-25       NAVAIR   423     1
       032B   TACAN Antenna Group        OE-273A(V)/URN       NAVAIR   423
       032B1   Control-Indicator         C-10328A/URN         NAVAIR   423     1
       032B2   Antenna                   AS-3240A/URN         NAVAIR   423     1

033          Chemical Warfare            AN/KAS-1             NAVSEA   491     2
              Directional Detector

034          Deleted (SEE 054)
       034A   Deleted
       034B   Deleted
       034B1  Deleted
       034B2  Deleted
       034C   Deleted



 ITEM               RDD     RDD     RDD       RDD     RDD     RDD
 NO.               LSD-49  LSD-50  LSD-51    LSD-49  LSD-50  LSD-51
- -----------------  ------  ------  ------    ------  ------  ------

       031A16                       05/94                     11/93
       031A17                       05/94                     11/93
       031A18                       05/94                     11/93
       031A19                       05/94                     11/93
       031A20                       05/94                     11/93
       031A21                       05/94                     11/93
       031A22                       05/94                    DELETE
       031A23                       05/94                     11/93
       031A24                       05/94                     11/93
       031A25                       05/94                     11/93
       031A26                       05/94                     11/93
       031A27                       05/94                     11/93
       031A28                       05/94                     11/93
       031A29                       05/94                     11/93
       031A30                       05/94                     11/93
       031A31                       05/94                     11/93
       031A32                       05/94                     11/93
       031A33                       05/94                     11/93
       031A34                       05/94                     11/93
       031A35                       05/94                     11/93
       031A36                       05/94                     11/93

032A
       032A1                        01/95                     12/93
       032A2                        01/95                     12/93
       032B                         01/95                     12/93
       032B1                        01/95                     12/93
       032B2                        01/95                     12/93
                                    01/95

033                                 C&F


                    9 of 14                      10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                 LSD-49/50/51


ITEM                                                                         QTY.
NO.          MATERIAL DESCRIPTION        IDENT. NO.           SOURCE   SWBS  SHIP
- -----------  ---------------------       ----------           -------  ----  ----

       034D    Deleted
       034D1   Deleted
       034D2   Deleted
       034D3   Deleted
       034D4   Deleted
       034E    Deleted
       034F    Deleted

035          Multi-Channel Telegraph     AN/UCC-1D(V)(R-4)    SPAWAR   441     1
              Terminal

036          Deleted (SEE 055)

037          Deleted (SEE 056)
       037A   Deleted
       037B   Deleted

038          Quality Monitoring System   AN/SSQ-888           SPAWAR   440     1

039          Communications Receiver     R-2368A/URR          SPAWAR   441    16

040          Transmitting Set, Radio     AN/URT-23D           SPAWAR   441     9

041          Deleted

042          RADDS
       042A   Analog Digital Converter   CV/3989/SP           NAVSEA   451     3
       042B   Azimuth-Range Indicator    AN/SPA-25G           NAVSEA   451     5
               Qty:  2 Sit-Down
                     3 Stand-Up
       042C   Radar Distribution Swbd    SB-4229/SP           SPAWAR   445     1

043          Converter-Comparator GP     AN/URA-17F           SPAWAR   445     6
       043A   Signal Data Converter      CV/35108/UG          SPAWAR   445    12

044          Chronometers - Size 85                           NAVSEA   421     3

045          Amplifier, RF               AM-2123A(V)/U        SUPSHIP  441     4



 ITEM               RDD     RDD     RDD       RDD     RDD     RDD
 NO.               LSD-49  LSD-50  LSD-51    LSD-49  LSD-50  LSD-51
- -----------------  ------  ------  ------    ------  ------  ------

       034D
       034D1
       034D2
       034D3
       034D4
       034E
       034F

035                                05/94                     12/93

036

037
       037A
       037B

038                                05/94                     12/93

039                                05/94                      7/93

040                                05/94                     11/93

041

042
       042A
       042B


       042C

043

       043A

044

045                                05/94                     11/93


              10 of 14                                         10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                 LSD-49/50/51


ITEM                                                                         QTY.
NO.          MATERIAL DESCRIPTION        IDENT. NO.           SOURCE   SWBS  SHIP
- -----------  -------------------------   ----------------     -------  ----  ----

0046         Frequency Time Standard     AN-URQ-23            SPAWAR   441    *2
              *(Qty 1 for LSD-51 Only)

047          Recorder-Reproducer         RD-397B(V)3/U        SPAWAR   445     2

048          RADIAC Allowance
       048A   Survey Meter, Beta-Gamma,  AN/PDR-27S           CEL-R    491     8
               Low Range
       048B   Survey Meter, Beta-Gamma,  AN/PDR-43            CEL-R    491     8
               High Range
       048C   Radiac Set                 AN/PRD-65A           CEL-R    491     2
       048D   Dosimeter, Casualty Dose,  DT-60/PD             CEL-R    491   395
               Non-Indicating
       048E   Reader, Casualty Dosimeter CP-95A/PD            CEL-R    491     3
       048F   Dosimeter, High Dose,      IM-143/PD            CEL-R    491    36
               Indicating
       048G   Dosimeter Charger          PP-4276/PD           CEL-R    491     2

049          Deleted

050          Launching System            MK 50 MOD 1          NAVSEA   474
              (AN/SLQ-49 Inflatable
              Decoy)
       050A    Launcher                  MK 166 MOD 0         NAVSEA   474     4

051          Digital Communications      AN/PSC-2             SPAWAR   416     7
              Terminal (DCT) with
              Battery Well Adapter

052          PSC-2 Program Entry Device  MU-848/PSC-2         SPAWAR   416     2

                                           11 of 14


 ITEM               RDD     RDD     RDD       RDD     RDD     RDD
 NO.               LSD-49  LSD-50  LSD-51    LSD-49  LSD-50  LSD-51
- -----------------  ------  ------  ------    ------  ------  ------

0046                               *10/94                     10/94


047

048
       048A

       048B

       048C

       048D

       048E
       048F

       048G

049

050


       050A                07/94   11/94              7/94   11/94

051                                04/95                      4/95


052                                04/95                      4/95

                            10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                 LSD-49/50/51


ITEM                                                                         QTY.
NO.          MATERIAL DESCRIPTION        IDENT. NO.           SOURCE   SWBS  SHIP
- ----         --------------------        ----------           ------   ----  ----

 053         Security Equipment
       053A   Deleted
       053A1   Deleted
       053B   Deleted
       053C   Deleted
       053D   Security Equipment         TSEC/KG-36-4         DCMS     446     1
       053E   Security Equipment         TSEC/KY-58           DCMS     446    16
       053E1   Line Interface Unit       HYX-58/TSEC          DCMS     446    16
       053F   Backplane                  HNF-2A               SPAWAR   446     6
       053F1   Shipboard Mount           MT-4841/U            SPAWAR   446     6
       053G   ANDVT TACTERM              AN/USC-43(V)1        SPAWAR   446     8
       053G1   Basic Terminal Unit       CV-3591(P)/U         SPAWAR   446     8
       053G2   COMSEC Module             KYV-5/TSEC           DCMS     446     8
       053H   Blackplane                 HNF-3                SPAWAR   446     5
       053H1   Shipboard Mount           MT-4841/U            SPAWAR   446     5
       053J   Accessory Kit              MK-1955/USC          SPAWAR   446    10
       053K   Security Equipment         TSEC/KWR-46          DCMS     446     5
       053L   Backplane                  HNF-1                SPAWAR   446     3
       053L1   Shipboard Mount           MT-4841/U            SPAWAR   446     3
       053M   Security Equipment         TSEC/KG-84C          DCMS     446     5
       053N   Ship Mount w/KG-84         MT-4841/KG-84BP      SPAWAR   446     3
               Backplane
       053P   Converter Interface Unit   CV-3971/S            SPAWAR   446     3
               (CIU) w/Mounting Assy
       053Q   Deleted
       053R   Crypto Computer            KIR-1A/TSEC          DCMS     446     2
       053S   Crypto Computer            KIT-1A/TSEC          DCMS     446     1
       053T   Crypto Code Keyer          KIK-1B/TSEC          DCMS     446     1

 054         UHF SATCOM Equipment
       054A   UHF SATCOM Radio Group     AN/WSC-3(V)15        SPAWAR   441     2
       054A1   Radio Transceiver         RT-1107/WSC-3(V)15   SPAWAR   441     2
       054A2   Modem Control Indicator   C-9899/WSC-3(V)      SPAWAR   441     2
       054A3   Remote Control Unit       C-9351A/WSC-3(V)     SPAWAR   441     2
       054B   Communications Control     OK-367/WSC-3         SPAWAR   441     1
               Group
       054B1   Mount                     MT-4925/WSC-3        SPAWAR   441     1
       054B2   Switching Unit            SA-2182/WSC-3        SPAWAR   441     1
       054B3   Interconnection Box       J-3532/WSC-3         SPAWAR   441     1
       054C   Antenna Group              OE-82C/WSC-1(V)      SPAWAR   441     1
       054C1   Amplifier                 AM-6691A/WSC-1(V)    SPAWAR   441     2


 ITEM               RDD     RDD     RDD       RDD     RDD     RDD
 NO.               LSD-49  LSD-50  LSD-51    LSD-49  LSD-50  LSD-51
- -----              ------  ------  ------    ------  ------  ------

 053
       053A
       053A1
       053B
       053C
       053D        02/94   11/94   08/95       BT      BT      BT
       053E        02/94   11/94   08/95       BT      BT      BT
       053E1       02/94   11/94   08/95       BT      BT      BT
       053F                11/94   08/95               BT      BT
       053G                11/94   08/95               BT      BT
       053G1               11/94   08/95               BT      BT
       053G2       02/94   11/94   08/95       BT      BT      BT
       053H                11/94   08/95               BT      BT
       053H1               11/94   08/95               BT      BT
       053J        02/94   11/94   08/95       BT      BT      BT
       053K                11/94   08/95               BT      BT
       053L                11/94   08/95               BT      BT
       053L1               11/94   08/95               BT      BT
       053M        02/94   11/94   08/95       BT      BT      BT
       053N                11/94   08/95               BT      BT

       053P                11/94   08/95               BT      BT

       053Q
       053R        02/94   11/94   08/95       BT      BT      BT
       053S        02/94   11/94   08/95       BT      BT      BT
       053T        02/94   11/94   08/95       BT      BT      BT

                      12 of 14                                 10 November 1993

NOTE:  BT = Install 30 days prior to Builder's Trial

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                 LSD-49/50/51


ITEM                                                                         QTY.
NO.          MATERIAL DESCRIPTION        IDENT. NO.           SOURCE   SWBS  SHIP
- -----------  --------------------        ----------           -------  ----  ----

       054C2   Controller                C-9597A/WSC-1(V)     SPAWAR   441     1
       054C3   Switching Unit, RF        SA-2000A/WSC-1(V)    SPAWAR   441     1
       054C4   Antenna                   AS-3018A/WSC-1(V)    SPAWAR   441     2
       054D   Amplifier Converter        AM-6534/SSR-1A       SPAWAR   441     1

055          ANDVT (SVT) Security
              Equipment
       055A   Basic Terminal Unit        CV-3591(P)/U         SPAWAR   446     1
       055A1  COMSEC Module              KYV-5/TSEC           DCMS     446     1

056          UHF Line of Sight (LOS)
              Equipment
       056A   UHF LOS Transceiver Group  AN/WSC-3(V)7
       056A1   Transceiver               RT-1107(V)7/WSC-3(V) SPAWAR   441     8
       056A2   Control Indicator         C-9351A/WSC-3(V)     SPAWAR   441     6
       056B    Mount                     MT-6069A/WSC-3(V)    SPAWAR   441     2

057          Equipment Cabinet           CY-7942/U            SPAWAR   441     5
              w/Shock Mounts

058          HF/VHF Radio Transceiver
              Group
       058A   Radio Set                  AN/URC-94(V)2        SPAWAR   441    10
       058A1   Receiver/Transmitter      RT-1230(V)2/URC-94   SPAWAR   441    10
       058B   Relay Chassis              MT-6507(P)U          SPAWAR   441     2
       058B1   Power Supply Module       PP-8199/U            SPAWAR   441    10
       058B2   Relay Chassis             RA-111F1             SPAWAR   441     2

059          HF Radio Receiver Group     AN/URR-79(V)1
       059A   HF Radio Receiver          R-2368A/URR          SPAWAR   441     1
       059B   Remote Control Unit        C-11891/G            SPAWAR   441     1

060          Remote Programming Unit     CD-1/STQ             SPAWAR   441     1



 ITEM               RDD     RDD     RDD       RDD     RDD     RDD
 NO.               LSD-49  LSD-50  LSD-51    LSD-49  LSD-50  LSD-51
- -----------------  ------  ------  ------    ------  ------  ------

       054C2
       054C3
       054C4
       054D

055

       055A
       055A1       02/94   11/94   08/95       BT      BT      BT

056

       056A
       056A1
       056A2
       056B

057                                12/93                     11/93


058

       058A
       058A1
       058B
       058B1
       058B2

059
       059A
       059B

060                        SP&WT   SP&WT


NOTE:  BT = Install 30 days prior to Builder's Trial.

                       13 of 14                                 10 November 1993

                  GOVERNMENT FURNISHED EQUIPMENT - SCHEDULE A
                                LSD-49/50/51



ITEM                                                                         QTY.
NO.          MATERIAL DESCRIPTION        IDENT. NO.           SOURCE   SWBS  SHIP
- -----------  -------------------------   ----------------     -------  ----  ----

061          CAPDS (Chemical Agent
              Point Detection System)    MK 21 MOD 1          NAVSEA   491     1
       061A   TBU (Through Bulkhead
               Unit Port and Stbd)                            NAVSEA   491     2
       061B   Ionization Detection Unit
               (Port and Stbd)
       061B1   Ionization Detection Unit                      NAVSEA   491     2
       061B2   Power Supply                                   NAVSEA   491     2

       061B3   Mount                                          NAVSEA   491     2
       061C   Remote Control Unit (DCC)                       NAVSEA   491     2
       061D   Remote Status Indicator
               Unit (Bridge)                                  NAVSEA   491     1


 ITEM               RDD     RDD     RDD
 NO.               LSD-49  LSD-50  LSD-51
- -----------------  ------  ------  ------

061

       061A

       061B

       061B1
       061B2

       061B3
       061C
       061D


                      14 of 14                                 10 November 1993

=================================================================================================================
                                REA TITLE/SUBJECT       ORIGINAL     ORIGINAL      SUPPLEMENT        TOTAL
                                                       SUBMISSION      TOTAL       SUBMITTAL      REQUESTED AS
                                                          DATE                        DATE         REVISED BY
                                                                                                  SUPPLEMENTS
- -----------------------------------------------------------------------------------------------------------------
NEW CONST. SHIPYARDS         1.  Late Delivery of                   $ 38,736,256      07/02/92 $      36,669,986
 DIVISION                        PennShip Material        01/10/92


                             2.  Bid Overhead             02/20/92  $ 91,768,275  (1) 06/26/92   (1) $92,385,009

                             3.  T-AGS Priority           06/10/92  $160,447,200  (2) 11/24/92  (2) $162,981,663

                             4.  Late Response to         07/23/92  $  8,848,596      11/05/92         NO CHANGE
                                 Eng Action Items - LSD
                                 (CV)

                             5.  Contract Deviations      07/23/92  $  2,628,958      11/05/92         NO CHANGE

                             6.  T-AGS Engineering        07/23/92  $  2,663,044      11/05/92         NO CHANGE

                             7.  T-AO Post Delivery       10/12/92  $    739,340          NONE         NO CHANGE
=================================================================================================================
NAVY REPAIR SHIPYARDS        1.  Radford ROH              04/18/91  $ 11,521,741          NONE         NO CHANGE
 DIVISION

                             2.  Caron ROH                01/17/92  $  6,478,745          NONE         NO CHANGE

                             3.  Boone ROH                07/31/92  $  2,145,755          NONE         NO CHANGE
                             4.  Hall ROH                 07/31/92  $  2,189,741          NONE         NO CHANGE
=================================================================================================================

  (1) Agreed to include any affects of the "revised quantification model" submitted to DCAA via Serial No. CA-DVHD-055-REK dated July 21, 1992 ($129,231,507).

  (2) By Supplements dated June 8, 1993 and November 15, 1993, as certified on December 3, 1993 and December 30, 1993, the total requested as revised by these Supplements is $228,523,000. Agreed to include any affects of HMR 34 and HMR 35; certitied via Serial No. CA-LSD/CV-419-JCM dated August 20, 1993.


 ===================================================================================================================================

                             REA TITLE/SUBJECT       ORIGINAL        ORIGINAL         SUPPLEMENT     SUPPLEMENT        TOTAL
                                                  SUBMISSION DATE      TOTAL       SUBMITTAL DATE      TOTAL         REQUESTED
                                                                                                                   AS REVISED BY
                                                                                                                    SUPPLEMENT
- ------------------------------------------------------------------------------------------------------------------------------------

MHC - GRP DIVISION           1.  REA #1 (MHC 53)         06/27/91  $4,856,803.00          07/31/92  $2,376,024.00     $7,032,827.00
                                       89-C-2162  MHC53-2116-MLB                   MHC53-3111-GJB

                             2.  REPAIR OF VOIDS         07/02/92  $2,541,898.00   NONE             N/A            NO CHANGE
                                 (MHC-53)         MHC53-3064-GJB
                                       89-C-2162

                             3.  INSTALLATION &          08/12/92  $  575,497.00   NONE             N/A            NO CHANGE
                                 REMOVAL OF JIGS  MHC54-0391-GJB
                                 (MHC 54, 56, &
                                 57)   89-C-2304

                             4.  MAIN ENGINE             06/07/93  $  650,383.00   NONE             N/A            NO CHANGE
                                 BASE FRAMES (MHC MCH53-3482-KBD
                                 53)   89-C-2162

                             5.   MAIN ENGINE            06/07/93  $   80,728.00   NONE             N/A            NO CHANGE
                                  BASE FRAMES     MHC54-0516-KBD
                                  (MHC 54, 56, &
                                  57)  90-C-2304
====================================================================================================================================

LCAC - AGM DIVISION          1.  PREP OF TECHNICAL       09/17/92  $1,223,288.00          07/13/93  $374,966.00   $1,598,254.00
                                  MANUALS         175-5387                         175-5551
                                       87-C-2089

                             2.  PREP OF TECHNICAL       09/25/92  $  417,168.00          07/13/93  $293,028.00   $710,196.00
                                 MANUALS          FLT3-3069                        FLT3-4047
                                       89-C-2110

                             3.  PREP OF TECHNICAL       09/09/92  $  987,347.00   NONE             N/A            NO CHANGE
                                 MANUALS          LCAC-3146
                                       85-C-2148

                             4.  PREP OF TECHNICAL       09/11/92  $1,795,950.00          07/13/93  $842,126.00   $2,638,076.00
                                 MANUALS          LCAC-3147                        LCAC-3210
                                       85-C-2148

                             5.  WRONGFUL                07/20/92  $  248,674.00          08/02/93  $121,517.00   $370,191.00
                                 REJECTION OF     FLT3-3092                        FLT3-4102
                                 DELIVERY

                                       89-C-2110
===================================================================================================================================


- ------------------------------------------------------------------------------------------------------------------------------------
                                                     FINANCIAL ACCOUNTING DATA SHEET
- ------------------------------------------------------------------------------------------------------------------------------------
1. DOCUMENT NUMBER (PIIN)  2. SUPPL PIIN   3. DATE EFFECTIVE    4. PROCUREMENT REQUEST NO.   5. PAYING OFC    6. TYPE OF MOD. 7. TAC
                                            YR.    MO.   DA.
   N0002488C2048             P00029         93     12    31       N0002494NR                   N00024
- ------------------------------------------------------------------------------------------------------------------------------------
8. 9.                  10.   11.  12.   13.  14.   15.                                ACCOUNTING DATA
A     REFERENCE                                    A.   B.           C.    D.    E.  BCN   F.  G.      H.   I.     J.  COST CODE
C      DOCUMENT        REF  CLIN SLIN   QTY  UNIT                           OBJ                                    PROJ.
T       NUMBER        ACRN                              APPROPRI-  SUB-    CLASS PARM   RM SA    AAA   TT    PAA   UNIT  MCC PDLL&S
C                                                 ACRN   ATION     HEAD   K.           OTHER THAN NAVY ACCOUNTING DATA
O
D
E
- ------------------------------------------------------------------------------------------------------------------------------------
 D N0002493AFT8371         0016  AA                AR  1731693      8371   000    WA    WCT 0  068342  2D   000000 21852 215 0001
 A N0002493AFT8371         0001                    AR  1731693      8371   000    WA    WCT 0  068342  2D   000000 21852 215 0001

 D N0002493AFT8371         0016  AB                AS  1731696      8371   000    WA    WCT 0  068342  2D   000000 21880 215 0001
 A N0002493AFT8371         0002                    AS  1731693      8371   000    WA    WCT 0  068342  2D   000000 21880 215 0001

 D N0002493AFT8371         0016  AC                AT  1731696      8371   000    WA    WCX 0  068342  2D   000000 21958 215 0001
 A N0002493AFT8371         0002                    AT  1731696      8371   000    WA    WCX 0  068342  2D   000000 21958 215 0001


- -----------------------
16.

          AMOUNT

- -----------------------
        $ -6,625,656.00
        $  6,626,656.00
- -----------------------
                   0.00

        $ -6,290,428.00
        $  6,290,428.00
- -----------------------
                   0.00

        $ -5,758,911.00
        $  5,758,911.00
- -----------------------
                   0.00

TOTAL   $          0.00
- ------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                     18.  COMPTROLLER CLEARANCE

SIGNATURE                     DATE          OBLIGATION OF FUNDS IS AUTHORIZED          SIGNATURE                            DATE
                                           IN AMOUNTS SHOWN IN COLUMN 16 ABOVE  MR. T.K. PARKER     /s/ Todd K. Parker   JAN 19 1994
                                                                                BY DIRECTION OF
                                                                                CAPT. T.J. BARNETT
                                                                                DEPUTY COMMANDER/COMPTROLLER
====================================================================================================================================

NAVSEA 7300/17 (REV 7-90) (Supersedes NAVMAT 7300/10)

- ------------------------------------------------------------------------------------------------------------------------------------
                        FINANCIAL ACCOUNTING DATA SHEET
- ------------------------------------------------------------------------------------------------------------------------------------
1. DOCUMENT NUMBER (PIIN)  2. SUPPL PIIN   3. DATE EFFECTIVE    4. PROCUREMENT REQUEST NO.   5. PAYING OFC    6. TYPE OF MOD. 7. TAC
                                            YR.    MO.   DA.
   N0002488C2048             P00029         93     12    31       N0002494NR                   N00024
- ------------------------------------------------------------------------------------------------------------------------------------
8. 9.                  10.   11.  12.   13.  14.   15.                                ACCOUNTING DATA
A     REFERERENCE                                  A.   B.           C.    D.    E.  BCN   F.  G.      H.   I.     J.  COST CODE
CC     DOCUMENT        REF  CLIN SLIN   QTY  UNIT                           OBJ                                    PROJ.
TO      NUMBER        ACRN                              APPROPRI-    SUB-  CLASS PARM   RM SA    AAA   TT    PAA   UNIT  MCC PDLI&S
 D                                                ACRN   ATION     HEAD   K            OTHER THAN NAVY ACCOUNTING DATA
 E
- ------------------------------------------------------------------------------------------------------------------------------------
A  N0002494AFT8371         0001                    DA  1741696      8371   000    WA    WCT 0  068342  2D   000000 21852 215 0000
A  N0002494AFT8371         0002                    DB  1741697      8371   000    WA    WCT 0  068342  2D   000000 21880 215 0000
A  N0002494AFT8371         0003                    DC  1741697      8371   000    WA    WCX 0  068342  2D   000000 21858 215 0000
A  N0002488AFT8371        0001                    DE  1781611      8371   000    WA    WCB 0  068342  2D   000000 21852 215 0000
A  N0002493AFT8371         0002                    DS  1731696      8371   000    WA    WCT 0  068342  2D   000000 21880 215 0000


- ------------------------
16.

          AMOUNT

- ------------------------
         $ 28,250,000.00
         $ 30,300,000.00
         $ 19,189,290.00
         $ 11,906,310.00
         $  6,760,610.00

- ------------------------

TOTAL    $ 96,406,210.00
- ------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                     18.  COMPTROLLER CLEARANCE

SIGNATURE                     DATE          OBLIGATION OF FUNDS IS AUTHORIZED          SIGNATURE                            DATE
                                           IN AMOUNTS SHOWN IN COLUMN 16 ABOVE  MR. T.K. PARKER     /s/ Todd K. Parker   JAN 19 1994
                                                                                BY DIRECTION OF
                                                                                CAPT. T.J. BARNETT
                                                                                DEPUTY COMMANDER/COMPTROLLER
====================================================================================================================================
NAVSEA 7300/17 (REV 7-90) (Supersedes NAVMAT 7300/10)